                                                                    EXHIBIT 99.5


                       CONVERSION APPRAISAL UPDATE REPORT

                          STATEN ISLAND BANCORP, INC.

                          PROPOSED HOLDING COMPANY FOR

                           STATEN ISLAND SAVINGS BANK
                            Staten Island, New York

                                  Dated As of:
                               September 5, 1997





                                  Prepared By:

                               RP Financial, LC.
                            1700 North Moore Street
                                   Suite 2210
                           Arlington, Virginia  22209

                         [RP Financial, LC. LETTERHEAD]

                                                              September 5, 1997


Board of Directors
Staten Island Bancorp, Inc.
Staten Island Savings Bank
15 Beach Street
Staten Island, New York  10304

Gentlemen:

         We have completed and hereby provide an updated appraisal of the estimated pro forma market value of the common stock of Staten Island Savings Bank, Staten Island, New York ("SISB" or the "Bank"). The stock will be issued in connection with the Bank's Plan of Conversion, pursuant to which the Bank will convert from a federally chartered mutual savings bank to a federally chartered stock savings bank and holding company reorganization such that the Bank will be a subsidiary of Staten Island Bancorp, Inc. (the "Company"), whereby the Company's stock will be offered through a subscription and community offering. This appraisal update is being furnished to the Office of Thrift Supervision, Washington, D.C. ("OTS"). Our original appraisal report, dated July 17, 1997 (the "original appraisal") is incorporated herein by reference. As in the preparation of our original appraisal, we believe the data and information used herein is reliable; however, we cannot guarantee the accuracy and completeness of such information.

         This updated appraisal reflects: (1) the Bank's recent financial developments through June 30, 1997; (2) an updated comparison of SISB's financial condition and operating results versus the Peer Group companies; and
(3) changes in market conditions for thrift stocks since the original appraisal date, reflecting stock prices as of September 5, 1997.

         Pro forma market value is defined as the price at which SISB's stock immediately upon its conversion from a mutual to a stock institution would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts.

         Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the common stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the pro forma market value thereof. RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities. RP Financial maintains a policy which prohibits the company, its principals or employees from purchasing stock of its client institutions.

RP Financial, LC.
Board of Directors
September 5, 1997
Page 2



Discussion of Relevant Considerations


      1. Financial Results

         Table 1 presents summary balance sheet and income statement details for the twelve months ended April 30, 1997 and updated unaudited financial information through June 30, 1997. The overall composition of SISB's June 30, 1997 balance sheet was comparable to the April 30, 1997 data, with the Bank posting an increase in assets during the two month period. Updated reported earnings for the Bank remained fairly stable, with SISB's updated reported earnings continuing to be fairly indicative of core earnings.

         SISB's total assets increased by $73.5 million, or 4.0 percent, from April 30, 1997 to June 30, 1997, with most of the growth concentrated in the available for sale investment securities portfolio. While the balance of loans also grew, the concentration of loans to assets declined from 52.8 percent to
52.2 percent as of April 30, 1997 and June 30, 1997, respectively. Comparatively, securities available for sale increased from 36.7 percent of assets at April 30, 1997 to 40.1 percent of assets at June 30, 1997. Growth of the investment securities portfolio in part reflected the Bank's leveraging strategy, in which borrowings have been utilized to fund purchases of mortgage-backed securities. As noted in the original appraisal, the Bank's leveraging strategy is being implemented in anticipation of the increased post-conversion capitalization and low resulting return on equity. Cash and cash equivalents declined from 6.2 percent of assets to 4.0 percent of assets at April 30, 1997 and June 30, 1997, respectively. The two month decline in the securities trading portfolio (from $14.4 million to $8.4 million, respectively) reflects the ongoing liquidation of the two mutual funds comprising that portfolio, with the Bank planning to liquidate the entire portfolio by September 30, 1997. SISB's intangible asset balance declined slightly from April 30, 1997 to June 30, 1997 ($19.8 million to $19.5 million, respectively), reflecting amortization of the goodwill and core deposit intangibles resulting from the acquisition of Gateway State Bank ("Gateway") in 1995.

         SISB's updated credit quality measures reflected a decline in the non-performing assets-to-assets ratio, declining from 1.39 percent at April 30, 1997 to 1.18 percent at June 30, 1997. The decline in the non-performing assets ratio was attributable to both asset growth and a reduction in the non-performing assets balance ($25.7 million at April 30, 1997 to $22.8 million at June 30, 1997). Most of the reduction in the non-performing assets balance was attributable to a decline in the balance of non-accruing loans.

         Asset growth was funded by deposits and borrowings, which increased by $35.6 million and $30.0 million, respectively, from April 30, 1997 to June 30, 1997. Borrowings were added to fund purchases of investment securities, in connection with the Bank's leveraging strategy.

         Capital growth kept pace with SISB's asset growth, with the Bank's equity-to-asset ratio equaling 9.6 percent for both periods shown in Table 1.1, reflecting the retention of earnings and a greater positive SFAS 115 adjustment. The net unrealized gain on securities available for sale increased from $3.5 million at April 30, 1997 to $7.3 million at June 30, 1997.

RP Financial, LC.
Board of Directors
September 5, 1997
Page 3

                                   Table 1
                          Staten Island Savings Bank
                            Recent Financial Data

                                                     At April 30, 1997                    At June 30, 1997
                                                     -----------------                    ----------------
                                                                  (% of                               (% of
                                                 Amount           Assets)              Amount         Assets)
                                                 ------           -------              ------         -------
                                                  ($000)            (%)                 ($000)          (%)
Balance Sheet Data
- ------------------
Total assets                                    $1,848,295          100.0%            $1,921,810        100.0%
Cash and cash equivalents                          113,744            6.2                 77,399          4.0
Securities available for sale                      677,486           36.7                770,830         40.1
Securities trading                                  14,406            0.8                  8,437          0.4
Loans receivable, net                              976,501           52.8              1,004,039         52.2
Intangible assets                                   19,798            1.1                 19,452          1.0
Deposit accounts                                 1,606,793           86.9              1,642,343         85.5
Borrowings                                          30,043            1.6                 60,043          3.1
Net worth                                          177,295            9.6                185,251          9.6

                                                  12 Months Ended                        12 Months Ended
                                                   April 30, 1997                         June 30, 1997
                                                   --------------                         -------------
                                                                  (% of                               (% of
                                                                   Avg.                                Avg.
                                                 Amount           Assets)              Amount         Assets)
                                                 ------           -------              ------         -------
                                                  ($000)            (%)                 ($000)          (%)
Summary Income Statement
- ------------------------
Interest income                                   $128,149            7.15%             $129,536          7.04%
Interest expense                                   (50,597)          (2.82)              (51,144)        (2.78)
                                                   --------          ------              --------        ------
  Net interest income                               77,552            4.33                78,392          4.26

Provision for losses                                (5,667)          (0.32)               (6,001)        (0.33)
Other operating income                               6,980            0.39                 7,083          0.38
Securities transactions                             (3,436)          (0.19)               (3,533)        (0.19)
Non-interest operating expenses                    (41,689)          (2.33)              (41,558)        (2.26)
                                                   --------          ------              --------        ------
 Income before taxes                                33,740            1.88                34,383          1.87
Income taxes                                       (11,945)          (0.67)              (11,989)        (0.65)
                                                   --------          ------              --------        ------
Net income                                         $21,795            1.22%              $22,394          1.22%

Earnings Excluding Non-Operating
- --------------------------------
and Extraordinary Items
- -----------------------
Net income before tax                              $33,740            1.88%              $34,383          1.87%
Less:  Non-recurring expense                         3,436            0.19                 3,533          0.19
Tax effect (47%)                                    17,473 (1)       (0.98)              (17,821)        (0.97)
                                                    -------          ------              --------        ------
  Adjusted earnings                                $19,703            1.10%              $20,095          1.09%

Sources: SISB's prospectus, data provided by SISB and RP Financial calculations.

RP Financial, LC.
Board of Directors
September 5, 1997
Page 4


         SISB's operating results for the twelve months ended April 30, 1997 and June 30, 1997 are also set forth in Table 1. Updated earnings for the Bank showed a slight increase, with the Bank posting a net income to average assets ratio of 1.22 percent for both the twelve months ended April 30, 1997 and June 30, 1997. Earnings stability was also reflected in the Bank's updated core earnings as well, as a decline in the net interest income to average assets ratio was essentially offset by a comparable decline in the operating expense to average assets ratio. Securities transactions remained the most significant non-recurring earnings item impacting the Bank's earnings, with SISB posting comparable losses on securities transactions approximating 0.19 percent of average assets in each period, reflecting portfolio restructuring.

         The modest decline exhibited in the Bank's updated net interest margin was the result of a more notable decline in the interest income ratio relative to the interest expense ratio. SISB's lower net margin paralleled the recent narrowing of its yield-cost spread, which declined from 4.02 percent for the four months ended April 30, 1997 to 3.94 percent for the three months ended June 30, 1997. Overall, SISB's net interest income to average assets ratio declined from 4.33 percent to 4.26 percent for the twelve months ended April 30, 1997 and June 30, 1997, respectively.

         Operating expenses were slightly lower in the Bank's updated earnings, declining as a percent of average assets from 2.33 percent to 2.26 percent for the twelve months ended April 30, 1997 and June 30, 1997, respectively. In addition to slightly lower operating expenses, asset growth further contributed to the decline exhibited in SISB's updated operating expense ratio. Overall, SISB's lower net interest margin and lower level of operating expenses translated into an updated expense coverage ratio (net interest income divided by operating expenses) of 1.89x for the twelve months ended June 30, 1997, versus a comparative ratio of 1.86x recorded for the twelve months ended April 30, 1997.

         Sources of non-interest operating income made a similar contribution to the Bank's updated earnings, equaling 0.39 percent and 0.38 percent of average assets for the twelve months ended April 30, 1997 and June 30, 1997, respectively. Accordingly, SISB's updated efficiency ratio (operating expenses, net of amortization of intangibles, as a percent of the sum of net interest income and other operating income) of 46.2 percent for the twelve months ended June 30, 1997 was comparable to the 46.9 percent ratio posted for the twelve months ended April 30, 1997.

         Loss provisions established by the Bank also exhibited little change in the Bank's updated earnings, amounting to 0.32 percent and 0.33 percent of average assets for the twelve months ended April 30, 1997 and June 30, 1997, respectively. Valuation allowances maintained as a percent of total loans outstanding and non-performing assets equaled 1.44 percent and 64.4 percent as of June 30, 1997, versus comparative ratios of 1.48 percent and 57.1 percent as of April 30, 1997.

         SISB's effective tax rate equaled 34.9 percent for the twelve months ended June 30, 1997, versus 35.4 percent for the twelve months ended April 30, 1997. As noted in the original appraisal, the relatively low effective tax rate for both periods was attributable to the reversal of $4.7 million of previously deferred income taxes related to the bad debt reserves accumulated for state and city purposes. Excluding the tax reversal, the Bank's effective tax rate

RP Financial, LC.
Board of Directors
September 5, 1997
Page 5



would have approximated 48.5 percent for the last 12 months. SISB currently maintains an effective statutory tax rate of approximately 47.0 percent.


      2. Peer Group Financial Comparisons

         Tables 2 and 3 present the financial characteristics and operating results for SISB, the Peer Group and all publicly-traded SAIF-insured thrifts. SISB's and the Peer Group's ratios are based on financial results through June 30, 1997.

         In general, the comparative balance sheet ratios for the Bank and the Peer Group did not vary significantly from the ratios exhibited in the original appraisal. Relative to the Peer Group, the Bank's interest-earning asset composition continued to reflect lower concentrations of cash and investments and loans and a higher level of mortgage-backed securities. Overall, consistent with the original appraisal, SISB maintained a relatively comparable level of interest-earning assets as the Peer Group, based on updated interest-earning assets to assets ratios of 96.8 percent and 97.1 percent, respectively.

         The mix of deposits and borrowings maintained by SISB and the Peer Group also did not change considerably from the original appraisal. SISB's funding composition continued to reflect a higher concentration of deposits and a lower concentration of borrowings, relative to the comparative Peer Group measures. Updated interest-bearing liabilities to assets ratios equaled 88.6 percent and 87.6 percent for the Bank and the Peer Group, respectively, with SISB's slightly higher ratio attributable to a lower capital position. SISB posted an updated equity-to-assets ratio of 9.6 percent, versus a comparative ratio of 10.9 percent for the Peer Group. The Bank continues to have a higher level of intangible assets, equaling 1.0 percent and 0.5 percent of SISB's and the Peer Group's assets, respectively. Overall, SISB's updated interest-earning assets to interest-bearing liabilities ("IEA/IBL") ratio equaled 109.3 percent, which remained below the comparative Peer Group average of 110.8 percent. The additional capital realized from the stock conversion should serve to address the lower IEA/IBL ratio currently maintained by the Bank.

         Credit quality measures continued to indicate a higher degree of credit risk exposure for SISB. The Bank's updated ratios for non-performing assets/assets and non-performing loans/loans equaled 1.18 percent and 2.16 percent, respectively, versus comparative ratios of 0.63 percent and 0.99 percent for the Peer Group. Loss reserves remained higher for the Peer Group as a percent of non-performing assets (97.3 percent versus 64.4 percent for SISB) and remained higher for SISB as a percent of loans (1.46 percent versus 0.99 percent for the Peer Group).

         Updated growth rates for SISB reflect annualized growth for the 18 months ended June 30, 1997; the Peer Group's growth rates reflect growth for the latest twelve months. In contrast to the original appraisal, the Bank's annual balance growth rates more closely approximated the Peer Group averages, with similar asset growth being funded by similar moderate deposit growth and increased utilization of borrowed funds. The Bank's loan and MBS growth exceeded that of the Peer Group, 17.4 and 15.2 percent, respectively, while SISB posted a larger decline in cash and investments than the Peer Group. Overall, the Bank's more

RP Financial, LC.
Board of Directors
September 5, 1997
Page 6


RP FINANCIAL, LC.
- ------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                   Table 2
                   Balance Sheet Composition and Growth Rates
                        Comparable Institution Analysis
                              As of June 30, 1997



                                                                Balance Sheet as a Percent of Assets
                                    ----------------------------------------------------------------------------------------
                                     Cash and                          Borrowed  Subd.    Net    Goodwill Tng Net    MEMO:
                                    Investments  Loans   MBS  Deposits   Funds   Debt    Worth   & Intang  Worth  Pref.Stock
                                    ----------- ------ ------ -------- -------- ------- -------- -------- ------- ----------
Staten Island Savings Bank
- --------------------------
  June 30, 1997                           14.4   52.2   30.2     85.5      3.1     0.0      9.6      1.0     8.6       0.0


SAIF-Insured Thrifts                      18.2   67.1   11.4     70.9     14.8     0.2     12.5      0.2    12.3       0.0
State of NY                               23.8   54.6   18.2     72.6     13.3     0.0     11.4      0.6    10.9       0.1
Comparable Group Average                  20.1   54.6   22.4     73.4     14.1     0.1     10.9      0.5    10.4       0.0
  Mid-Atlantic Companies                  20.1   54.6   22.4     73.4     14.1     0.1     10.9      0.5    10.4       0.0


Comparable Group
- ----------------

Mid-Atlantic Companies
- ----------------------
ALBK  ALBANK Fin. Corp. of Albany NY      15.4   71.8    8.3     82.9      3.7     0.0      9.2      1.2     8.0       0.0
DIME  Dime Community Bancorp of NY        21.2   56.3   17.9     73.3     10.6     0.0     14.5      2.0    12.5       0.0
FMCO  FMS Financial Corp. of NJ           22.8   55.5   17.2     85.6      5.0     1.8      6.6      0.1     6.4       0.0
FSPG  First Home Bancorp of NJ            40.6   51.7    5.9     59.2     33.7     0.0      6.7      0.1     6.6       0.0
FFIC  Flushing Fin. Corp. of NY           20.6   54.7   22.3     68.7     14.7     0.0     15.5      0.0    15.5       0.0
HAVN  Haven Bancorp of Woodhaven NY       31.5   54.6   11.2     69.4     23.2     0.0      5.9      0.0     5.9       0.0
IBSF  IBS Financial Corp. of NJ           24.4   27.6   46.4     77.0      4.8     0.0     17.4      0.0    17.4       0.0
JSB   JSB Financial, Inc. of NY(1)        40.1   57.0    0.0     74.5      0.0     0.0     22.2      0.0    22.2       0.0
OCFC  Ocean Fin. Corp. of NJ              15.3   50.1   31.6     66.3     16.8     0.0     16.3      0.0    16.3       0.0
PFSB  PennFed Fin. Services of NJ          4.5   70.5   21.8     69.5     21.8     0.0      7.4      1.2     6.2       0.0
PSBK  Progressive Bank, Inc. of NY        15.3   66.8   14.2     90.8      0.0     0.0      8.6      0.9     7.6       0.0
PULS  Pulse Bancorp of S. River NJ        38.1   23.0   37.3     79.4     11.7     0.0      8.0      0.0     8.0       0.0
QCSB  Queens County Bancorp of NY          6.7   86.7    4.2     70.3     14.8     0.0     11.9      0.0    11.9       0.0
RELY  Reliance Bancorp, Inc. of NY         5.2   46.0   44.6     72.6     17.8     0.0      8.2      2.3     5.9       0.0
SFIN  Statewide Fin. Corp. of NJ           6.8   48.7   42.3     66.6     22.9     0.0      9.7      0.0     9.7       0.0
ROSE  T R Financial Corp. of NY           13.5   52.3   32.7     67.5     24.2     0.0      6.2      0.0     6.2       0.0



                                             Balance Sheet Annual Growth Rates                          Regulatory Capital
                                    -------------------------------------------------------------    -------------------------
                                            Cash and   Loans            Borrows.   Net    Tng Net
                                    Assets Investments & MBS  Deposits  &Subdebt  Worth    Worth     Tangible   Core   Reg.Cap
                                    ------ ----------- ------ --------  -------- -------- -------    -------- -------- -------
Staten Island Savings Bank
- --------------------------
  June 30, 1997                        7.29   -25.41    17.35      4.56       NM   14.88   18.87         8.25   9.39    21.12


SAIF-Insured Thrifts                  12.09     8.90    13.03      8.39    16.80    0.45   -0.07        10.92  10.98    22.49
State of NY                           10.32    -2.51    12.65      6.52     5.96   -0.54   -0.12         9.60   9.46    23.59
Comparable Group Average               7.89    -5.94    15.19      4.57    27.47    1.73    2.76         9.03   8.73    22.12
  Mid-Atlantic Companies               7.89    -5.94    15.19      4.57    27.47    1.73    2.76         9.03   8.73    22.12


Comparable Group
- ----------------

Mid-Atlantic Companies
- ----------------------
ALBK  ALBANK Fin. Corp. of Albany NY   8.32   -18.65    15.26      3.97       NM    4.67    3.56         7.23   7.23    12.80
DIME  Dime Community Bancorp of NY    -4.14   -47.64    24.38      1.40       NM  -10.41  -10.86         9.86   9.87    19.99
FMCO  FMS Financial Corp. of NJ        7.14    28.05     2.09      9.57   -14.57    5.99    6.74         7.51   7.51    16.23
FSPG  First Home Bancorp of NJ         8.99     5.95    11.86     11.51     4.18   12.86   13.81         6.46   6.46    17.00
FFIC  Flushing Fin. Corp. of NY       12.18   -32.61    38.76      4.17       NM   -3.52   -3.52        11.74  11.74    26.57
HAVN  Haven Bancorp of Woodhaven NY   14.92     1.77    21.96     10.24    33.27   12.61   12.87         6.71   6.71    14.69
IBSF  IBS Financial Corp. of NJ       -2.06   -36.25    19.37     -1.69    82.03  -14.40  -14.40        17.00  17.00    62.94
JSB   JSB Financial, Inc. of NY(1)    -1.13   -11.18     9.48     -2.33       NM    0.42    0.42           NM     NM       NM
OCFC  Ocean Fin. Corp. of NJ          21.51    20.47    21.41      2.31       NM      NM      NM        12.23  12.23    30.90
PFSB  PennFed Fin. Services of NJ     21.65    40.52    22.23      9.77    88.76    7.40   12.78         5.61   5.64    12.22
PSBK  Progressive Bank, Inc. of NY    -2.54   -32.54     6.91     -2.91       NM    4.60    7.53           NM   7.58    14.79
PULS  Pulse Bancorp of S. River NJ     3.00     6.45     1.95      3.74    -6.84    6.42    6.42           NM   7.46    28.02
QCSB  Queens County Bancorp of NY     12.64    -3.72    14.17      5.53       NM  -19.49  -19.49           NM  10.32    17.55
RELY  Reliance Bancorp, Inc. of NY    10.90     9.66    12.33      6.72    32.22    5.89   12.49         5.60   5.60    15.16
SFIN  Statewide Fin. Corp. of NJ      -0.77   -41.45     4.83      0.46    -3.56   -2.51   -2.42         9.36   9.36    24.62
ROSE  T R Financial Corp. of NY       15.56    16.06    16.12     10.67    31.75   15.41   15.41           NM   6.22    18.25


(1) Financial information is for the quarter ending March 31, 1997.


Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP Financial, LC.
Board of Directors
September 5, 1997
Page 7


RP FINANCIAL, LC.
- -------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                    Table 3
        Income as a Percent of Average Assets and Yields, Costs, Spreads
                        Comparable Institution Analysis
                   For the Twelve Months Ended June 30, 1997




                                                     Net Interest Income                      Other Income
                                               -------------------------------           ----------------------
                                                                        Loss     Nil                            Total
                                         Net                           Provis.  After    Loan     R.E.   Other  Other
                                       Income  Income  Expense   NII   on IEA   Provis.  Fees     Oper.  Income Income
                                       ------  ------  -------   ---   -------  -------  ----     -----  ------ ------
Staten Island Savings Bank
- --------------------------
     June 30, 1997                      1.22    7.04    2.78    4.26    0.33    3.98     0.00     0.00   0.38    0.38

SAIF-Insured Thrifts                    0.55    7.38    4.10    3.28    0.14    3.15     0.12     0.01   0.31    0.43
State of NY                             0.71    7.14    3.73    3.41    0.19    3.22     0.06    -0.03   0.24    0.27
Comparable Group Average                0.82    7.23    3.81    3.42    0.09    3.33     0.06    -0.01   0.19    0.24
  Mid-Atlantic Companies                0.82    7.23    3.81    3.42    0.09    3.33     0.06    -0.01   0.19    0.24


Comparable Group
- ----------------

Mid-Atlantic Companies
- ----------------------
ALBK    ALBANK Fin. Corp. of Albany NY  0.84    7.34    3.61    3.73    0.19    3.54     0.05    -0.04   0.29    0.31
DIME    Dime Community Bancorp of NY    0.96    6.98    3.26    3.72    0.33    3.39     0.05    -0.04   0.19    0.20
FMCO    FMS Financial Corp. of NJ       0.69    7.22    3.67    3.55    0.03    3.52     0.04    -0.03   0.43    0.44
FSPG    First Home Bancorp of NJ        0.89    7.56    4.51    3.05    0.08    2.97     0.04    -0.04   0.16    0.17
FFIC    Flushing Fin. Corp. of NY       0.93    7.44    3.61    3.83    0.02    3.80     0.06    -0.03   0.15    0.18
HAVN    Haven Bancorp of Woodhaven NY   0.56    7.11    4.05    3.07    0.17    2.90     0.07    -0.01   0.53    0.58
IBSF    IBS Financial Corp. of NJ       6.49    6.99    3.86    3.13    0.01    3.12     0.05     0.00   0.04    0.09
JSB     JSB Financial, Inc. of NY(1)    1.77    7.02    2.60    4.42    0.04    4.38     0.18     0.16   0.03    0.36
OCFC    Ocean Fin. Corp. of NJ          0.04    6.77    3.57    3.20    0.07    3.13     0.14     0.03   0.03    0.20
PFSB    PennFed Fin. Services of NJ     0.57    7.10    4.41    2.69    0.05    2.63     0.14    -0.02   0.02    0.15
PSBK    Progressive Bank, Inc. of NY    0.99    7.73    3.94    3.78    0.28    3.50     0.02    -0.07   0.37    0.32
PULS    Pulse Bancorp of S. River NJ    0.72    7.00    4.31    2.69    0.00    2.69     0.05    -0.04   0.01    0.03
QCSB    Queens County Bancorp Of NY     1.60    7.93    3.54    4.39    0.00    4.39     0.02     0.00   0.12    0.14
RELY    Reliance Bancorp, Inc. of NY    0.58    7.09    3.81    3.28    0.05    3.23     0.04    -0.02   0.14    0.15
SFIN    Statewide Fin. Corp. of NJ      0.54    7.24    3.71    3.53    0.08    3.46     0.00    -0.01   0.30    0.29
ROSE    T R Financial Corp. of NY       0.98    7.15    4.54    2.61    0.03    2.58     0.09    -0.01   0.17    0.25


                                          G&A/Other Exp.   Non-Op. Items      Yields, Costs, and Spreads
                                         ----------------  --------------   ------------------------------
                                                                                                             MEMO:     MEND:
                                          G&A    Goodwill   Net   Extrao.      Yield       Cost   Yld-Cost  Assets/  Effective
                                         Expense  Amort.   Gains   Items    On Assets    Of Funds Spread    FTE Emp.  Tax Rate
                                         ------- --------  -----  -------   ---------    -------- --------  -------- ---------
Staten Island Savings Bank
- --------------------------
     June 30, 1997                        2.15    0.11    -0.19   0.00          NA           NA       NA      3,366     34.87

SAIF-Insured Thrifts                      2.33    0.03    -0.31   0.00         7.44        4.67     2.77      4,572     37.03
State of NY                               2.11    0.06    -0.21   0.00         7.37        4.33     3.04      4,712     37.37
Comparable Group Average                  1.86    0.06    -0.34   0.00         7.46        4.38     3.09      4,993     41.07
  Mid-Atlantic Companies                  1.86    0.06    -0.34   0.00         7.46        4.38     3.09      4,993     41.07


Comparable Group
- ----------------

Mid-Atlantic Companies
- ----------------------
ALBK    ALBANK Fin. Corp. of Albany NY    2.16    0.10    -0.29   0.00         7.67        4.11     3.56      2,953     35.13
DIME    Dime Community Bancorp of NY      1.78    0.19    -0.11   0.00         7.32        4.10     3.22      5,303     39.30
FMCo    FMS Financial Corp. of NJ         2.37    0.06    -0.50   0.00         7.56        3.97     3.59      2,025     32.89
FSPG    First Home Bancorp of NJ          1.78    0.00    -0.41   0.00         7.71        4.85     2.86      4,427     37.09
FFIC    Flushing Fin. Corp. of NY         2.23    0.00    -0.06   0.00         7.66        4.41     3.25      4,943     47.83
HAVN    Haven Bancorp of Woodhaven NY     2.22    0.01    -0.41   0.00         7.30        4.39     2.91      3,257     33.29
IBSF    IBS Financial Corp. of NJ         1.89    0.00    -0.56   0.00         7.11        4.77     2.34      5,432     35.23
JSB     JSB Financial, Inc. of NY(1)      1.83    0.00     0.14   0.00         7.25        3.44     3.81      3,503     42.15
OCFC    Ocean Fin. Corp. of NJ            1.68    0.00    -1.46   0.03         6.99        4.45     2.54      6,324     92.02
PFSB    PennFed Fin. Services of NJ       1.25    0.21    -0.40   0.00         7.37        4.84     2.53      6,957     37.91
PSBK    Progressive Bank, Inc. of NY      2.20    0.16     0.02   0.00         8.05        4.34     3.71      3,150     33.12
PULS    Pulse Bancorp of S. River NJ      1.08    0.00    -0.55   0.00         7.14        4.71     2.43      9,815     37.35
QCSB    Queens County Bancorp Of NY       1.87    0.00    -0.03   0.00         8.13        4.30     3.83      5,183     41.42
RELY    Reliance Bancorp, Inc. of NY      1.65    0.18    -0.43   0.00         7.45        4.22     3.22      5,082     48.11
SFIN    Statewide Fin. Corp. of NJ        2.46    0.01    -0.56   0.00         7.41        4.15     3.26      3,506     24.26
ROSE    T R Financial Corp. of NY         1.34    0.00     0.15   0.00         7.27        4.96     2.31      8,036     39.98

(1)Financial information is for the quarter ending March 31, 1997.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1991 by RP Financial, LC.

RP Financial, LC.
Board of Directors
September 5, 1997
Page 8

comparable growth measures reflected the leverage strategy which carries lower spreads than the Bank's retail strategy of funding loans with deposits.

         Consistent with the original appraisal, the Bank posted stronger total and tangible capital growth rates than the Peer Group (excluding the one recent stock conversion in the Peer Group), reflecting the Bank's higher return on average assets and lower capital position and the Peer Group's various capital management strategies, most notably dividend payments and stock repurchases.

         Table 3 displays comparative operating results for SISB and the Peer Group, based on their respective earnings for the twelve months ended June 30, 1997. The difference between the Bank's and the Peer Group's reported earnings did not change materially since the original appraisal, with the Bank and the Peer Group posting return on average assets ratios of 1.22 percent and 0.82 percent, respectively. Consistent with the original appraisal, the difference between the Bank's and the Peer Group's reported earnings was largely attributable to non-recurring items negatively impacting the Peer Group's earnings, most notably the one time special SAIF assessment paid by the majority of the Peer Group members and the one time expense associated with Ocean Federal's charitable foundation contribution. Accordingly, on a recurring earnings basis, the Bank's and Peer Group's earnings remained comparable, with SISB's stronger net interest margin continuing to be largely offset by the Peer Group's lower level of operating expenses and lower level of loss provisions.

         In terms of core earnings strength, updated expense coverage ratios posted by SISB and the Peer Group equaled 1.89x and 1.78x, respectively. Comparative measures in the original appraisal equaled 1.86x and 1.78x for the Bank and the Peer Group, respectively. SISB's slightly higher expense coverage ratio continued to be supported by its higher net interest income to average assets ratio (4.26 percent versus 3.42 percent for the Peer Group), which was partially offset by the Peer Group's lower operating expense to average assets ratio (1.92 percent versus 2.26 percent for the Bank). The Bank's lower interest expense ratio remained the primary difference between the Bank's and the Peer Group's net interest margins, reflecting SISB's relatively lower cost of deposits.

         Non-interest operating income remained a slightly larger contributor to the Bank's updated earnings, with such income amounting to 0.38 percent and
0.24 percent of the Bank's and the Peer Group's average assets, respectively. SISB's higher level of non-interest operating income and higher net interest margin continued to provide the Bank with a more favorable efficiency ratio than the Peer Group, at 46.3 percent and 50.8 percent, respectively.

         Provisions for loan losses remained a more significant factor in the Bank's updated earnings than for the Peer Group, amounting to 0.33 percent and
0.09 percent of average assets, respectively. The higher loss provisions established by the Bank continued to be largely attributable to the increase in non-performing loans resulting from the Gateway acquisition and the longer than anticipated work-out period associated with the non-performing loans acquired in the Gateway acquisition.

         The Bank's and the Peer Group's updated earnings continued to be negatively impacted by non-operating losses, amounting to 0.19 percent and 0.34 percent of average assets,

RP Financial, LC.
Board of Directors
September 5, 1997
Page 9



respectively. The Peer Group's more significant loss remained primarily attributable to the special SAIF assessment recorded by most of the Peer Group companies and the one time expense related to Ocean Financial's charitable foundation contribution. Comparatively, SISB's non-operating loss continued to be attributable to losses recorded on the sale of investment securities, with such sales reflecting the Bank's ongoing management and restructuring of the investment portfolio.

         SISB's effective tax rate remained below the Peer Group's, as indicated by updated effective tax rates of 34.9 percent and 41.1 percent for the Bank and the Peer Group, respectively. Consistent with the original appraisal, the Bank's lower effective tax was attributable to the reversal of previously deferred state and city income taxes related to the bad debt reserves. Accordingly, in assessing the Bank's core earnings relative to the Peer Group's, SISB's current effective statutory tax rate of approximately 47 percent should be applied in deriving the Bank's core earnings.


      3. Stock Market Conditions

         Since the date of the original appraisal, the performance of overall stock market has been mixed. Favorable inflation data, including second quarter GDP growth slowing to an annual rate of 2.2 percent versus 4.9 percent in the first quarter, and comments by the Federal Reserve Chairman which indicated that an increase in interest rates was not imminent, spurred bond and stock prices strongly higher during the second half of July 1997. However, a decline in the July 1997 unemployment rate reversed the positive bond and stock market trends in early-August, as inflation concerns became more prominent. A declining dollar against the yen and mark sharpened the decline in bond prices, with the 30-year U.S. Treasury bond increasing from 6.32 percent at the end of July to 6.66 percent as of August 8, 1997. The sell-off pulled stock prices lower as well. While bond prices firmed in mid-August, notable volatility was evident in the stock market. The DJIA moved at least 100 points for five consecutive days from August 18, 1997 through August 21, 1997, which set a record for volatility. Profit worries among some of the large blue chip companies and mixed inflation readings were factors contributing to the roller-coaster performance of the stock market. Despite strengthening bond prices, stocks traded lower through the end of August. Bond prices moved higher on inflation data which showed that prices stayed low during the second quarter, even though second quarter GDP growth was revised upward to an annual rate of 3.6 percent compared to an original estimate of 2.2 percent. Volatility returned to the stock market in early-September, with the DJIA posting a record breaking point increase of 257.36 on September 2, 1997. The rally was sparked by economic data that indicated manufacturing growth slowed in August, easing investors' inflation worries. However, the rally was not sustained, as the DJIA pulled back following the one day rally. The pullback was largely attributed to profit worries, which offset favorable inflation news reflected in the August employment data. On September 5, 1997, the DJIA closed at 7822.41, a decline of
2.5 percent since the date of the original appraisal.

         Similar to the overall stock market, the market for thrift issues has been somewhat uneven since the original appraisal date. Thrift prices moved higher in mid- and late-July 1997, primarily as the result of the favorable interest rate environment. However, the upward trend in

RP Financial, LC.
Board of Directors
September 5, 1997
Page 10



thrift prices was reversed during the first half of August, due to higher interest rates and profit taking. From July 31, 1997 to August 15, 1997, the SNL Index for all publicly-traded thrifts declined by 3.7 percent. Thrift prices recovered modestly during the second half of August, as the Federal Reserve left short-term interest rates unchanged at its August meeting. Thrift stocks participated in the one day stock market rally on September 2, 1997, as evidenced by a 1.95 percent increase in the SNL Index for all publicly-traded thrifts. News of NationsBank's proposed acquisition of Barnett Banks for more than four times its book value appears to have further contributed to the one day run-up in thrift prices. In contrast to the overall stock market, thrift prices continued to move higher following the one day rally in the DJIA. On September 5, 1997, the SNL Index for all publicly-traded thrifts closed at 692.6, an increase of 6.2 percent since the date of the original appraisal.

         In comparison to the SNL Index, the pricing measures for all publicly-traded thrifts and the Peer Group reflected less notable increases or in some cases declined since the original appraisal date. The more significant increase posted in the SNL Index reflects the weighted impact of the larger market capitalization thrifts on the SNL Index which, for the most part, have experienced more significant increases than smaller market capitalization issues since the date of the original appraisal. Additionally, the averages shown below exclude companies which are under acquisition, which likely served to limit the pricing measure increases exhibited by the all publicly-traded thrifts. Comparatively, the SNL Index does not exclude companies that have become the subject of an announced acquisition. Since the date of the original appraisal, 12 of the 16 Peer Group companies were trading at higher prices as of September 5, 1997.

                        Average Pricing Characteristics

                                                              At July 17,          At September 5,           %
                                                                 1997                   1997              Change
                                                                 ----                   ----              ------
Peer Group
- ----------
Price/Earnings (x)                                               19.02x                 19.37x              1.8%
Price/Core Earnings (x)                                          16.12                  17.18               6.6
Price/Book (%)                                                  153.26%                154.96%              1.1
Price/Assets (%)                                                 17.42                  17.42               0.0
Avg. Mkt. Capitalization ($Mil)                                $234.77                $244.74               4.2

All Publicly-Traded  Thrifts
- ----------------------------
Price/Earnings (x)                                               20.05x                 19.83x             (1.1)%
Price/Core Earnings (x)                                          18.38                  18.14              (1.3)
Price/Book (%)                                                  138.35%                145.42%              5.1
Price/Assets (%)                                                 17.01                  17.83               4.8
Avg. Mkt. Capitalization ($Mil)                                $175.86                $166.60              (5.3)

Recent Conversions(1)
- ---------------------
Price/Core Earnings (x)(2)                                       22.65x                 28.57              26.1%
Price/Book (%)                                                  111.54%                116.96%              4.9

(1)  Ratios based on conversions completed for prior three months.
(2) Companies with P/E multiples of greater than 30x have been excluded from the average.

RP Financial, LC.
Board of Directors
September 5, 1997
Page 11



         The "new issue" market is separate and distinct from the market for seasoned issues like the Peer Group companies. Accordingly, as discussed in the original appraisal, RP Financial has considered the pro forma pricing and trading level of recently converted companies in this updated appraisal. In general, there has been no noteworthy changes in market for the most recent converting issues (offerings completed within the past three months) since the original appraisal date, with only one standard conversion offering being completed since the date of the original appraisal. Accordingly, the market environment for converting thrifts continues to be viewed as being favorable, in light of the strong aftermarket performance of the recent converting issues in general. As shown in Table 4, the median one week change in price for standard conversion offerings completed during the latest three months equaled positive 48.8 percent. The median pro forma price/tangible book and price/earnings ratios of the recent conversions at closing, excluding second step conversions, were 71.7 percent and 18.1 times, generally reflecting closing at supermaximum values.

         Shown in Table 5 is a summary of recently completed conversions which closed in the last three months. Relative to the original appraisal date, the newly converted companies increased in value by 4.9 percent on a price-to-book basis, from an average 111.54 percent pro forma P/B ratio at July 17, 1997 to an average 116.96 percent pro forma P/B ratio at September 5, 1997. Comparatively, a more notable increase was recorded in the pro forma core P/E multiple for the recent conversions, as only one of the recently converted companies was trading at a core P/E multiple of less than 30 times at September 5, 1997. In comparison, at July 17, 1997, the average pro forma core earnings multiples of recently converted companies equaled 22.65 times. In comparison to the average P/B ratio of all publicly-traded thrifts, which equaled 142.88 percent at September 5, 1997, the average P/B ratio of the recent conversions was discounted by 18.6 percent, and the average core P/E ratio for the recent conversions reflected a notable premium to the all publicly-traded average core P/E ratio of 17.90 times. As noted in the original appraisal, the pricing ratios of the better capitalized but lower earning recently converted thrifts suggest that the investment community has determined to discount their stock price on a book basis, until the earnings improve through redeployment and leveraging of the proceeds over the longer term.


Summary of Adjustments

         In the original appraisal, we made the following adjustments to SISB's pro forma value based upon our comparative analysis to the Peer Group:

RP Financial, LC.
Board of Directors
September 5, 1997
Page 12


RP Financial, LC.
September 5, 1997


                                    Table 4
                     Recent Conversions (Last Three Months)
           Conversion Pricing Characteristics: Sorted Chronologically

                                                               PRE-CONVERSION DATA
                                                         --------------------------------        OFFERING
           INSTITUTIONAL INFORMATION                     FINANCIAL INFO.    ASSET QUALITY       INFORMATION
- -------------------------------------------------------  ---------------    -------------   --------------------

                                      CONVERSION                    EQUITY/  NPAS/   RES.   GROSS   % OF   EXP./
INSTITUTION                   STATE      DATE    TICKER  ASSETS     ASSETS   ASSETS  COV.   PROC.   MID.   PROC.
- -----------                   -----      ----    ------  ------     ------   ------  ----   -----   ----   -----
                                                         ($Mil)     (%)     (%)(2)  (%)     ($Mil)  (%)    (%)
WSB Holding Company            PA     08/29/97   WSBH      $33      6.04%    2.34%    26%    $3.3    132%   8.5%
Bayonne Bancshares (8)         NJ     08/22/97   FSNJ      577      8.33%    0.81%    53%    48.7    132%   3.8%
FirstSpartan Fin. Corp.        SC  *  07/09/97   FSPT      388     11.81%    0.75%    44%    88.6    132%   1.6%
GSB Financial Corp.            NY     07/09/97   GOSB       96     12.68%    0.07%   188%    22.5    132%   4.1%
FirstBank Corp.                ID  *  07/02/97   FBNW      138      8.00%    0.99%    68%    19.8    132%   3.5%
Montgomery Fin. Corp.(8)       IN     07/01/97   MONT       94      9.83%    0.91%    20%    11.9    132%   4.5%
Community First Bankg. Corp.   GA     07/01/97   CFBC      366      7.02%    1.68%    40%    48.3    132%   2.9%
First Robinson Fin. Corp.(9)   IL     06/30/97   FRFC       72      6.78%    0.63%    89%     8.6    132%   4.7%
Security Bancorp               TN     06/30/97   P.Sheet    46      5.46%    0.06%     NM     4.4    132%   6.9%
Sistersville Bancorp           WV     06/26/97   P.Sheet    27     17.91%    0.31%   198%     6.6    110%   6.8%

                                             AVERAGES:    $184      9.39%    0.86%    81%   $26.3    130%   4.7%
                                              MEDIANS:      95      8.17%    0.78%    53%   $15.9    132%   4.3%

                        AVERAGES, EXCLUDING 2ND STEPS     $146      9.46%    0.85%    93%    25.3    130%   4.9%
                         MEDIANS, EXCLUDING 2ND STEPS      $84      7.51%    0.69%    68%   $14.2    132%   4.4%

                                                                     PRO FORMA DATA
                                                          --------------------------------------------
                                 INSIDER PURCHASES          PRICING RATIOS(4)     FIN. CHARACTERISTICS
                              ------------------------    ---------------------   --------------------
                              BENEFIT PLANS
                              ---------------
                                       RECOG.     MGMT.
INSTITUTION                    ESOP    PLANS    & DIRS.   P/TB   P/E(5)   P/A     ROA    TE/A    ROE
- -----------                   ------   ------   -------   ----   ------   ---     ---    ----    ---
                                (%)     (%)     (%)(3)    (%)     (x)     (%)     (%)     (%)    (%)
WSB Holding Company               8.0%    4.0%   31.0%     71.4%  16.6     9.2%    0.6%   12.9%   4.3%
Bayonne Bancshares (8)            8.0%    4.0%   10.0%    100.9%    NM    14.6%     NM    14.4%     NM
FirstSpartan Fin. Corp.           8.0%    4.0%    1.5%     72.4%  17.3    19.1%    1.1%   26.3%   4.2%
GSB Financial Corp.               8.0%    4.0%    2.6%     72.5%  22.5    19.6%    0.9%   27.1%   3.2%
FirstBank Corp.                   8.0%    4.0%    8.2%     71.4%  22.8    12.9%    0.6%   18.0%   3.1%
Montgomery Fin. Corp.(8)          8.0%    4.0%    4.6%     89.1%  24.1    16.0%    0.7%   17.9%   3.7%
Community First Bankg. Corp.      8.0%    4.0%    1.0%     72.3%  24.5    11.9%    0.5%   16.4%   2.9%
First Robinson Fin. Corp.(9)      8.0%    4.0%    9.8%     71.4%  16.7    10.9%    0.7%   15.2%   4.3%
Security Bancorp                  8.0%    4.0%    2.0%     72.0%  14.1     8.8%    0.6%   12.2%   5.1%
Sistersville Bancorp              8.0%    4.0%    5.4%     65.0%  18.9    20.6%    1.1%   31.6%   3.4%

                     AVERAGES:    8.0%    4.0%    7.6%     75.8%  19.7    14.3%    0.7%   19.2%   3.8%
                      MEDIANS:    8.0%    4.0%    5.0%     72.1%  18.9    13.7%    0.7%   17.2%   3.6%

AVERAGES, EXCLUDING 2ND STEPS     8.0%    4.0%    7.7%     71.1%  19.2    14.1%    0.7%   20.0%   3.8%
 MEDIANS, EXCLUDING 2ND STEPS     8.0%    4.0%    4.0%     71.7%  18.1    12.4%    0.6%   17.2%   3.8%


                                                  POST-IPO PRICING TRENDS
                                -------------------------------------------------------------
                                                            CLOSING PRICE:
                                           --------------------------------------------------
                                           FIRST              AFTER              AFTER
                                 IPO       TRADING     %      FIRST      %       FIRST       %
INSTITUTION                     PRICE        DAY     CHG.    WEEK(6)   CHG.    MONTH(7)    CHG.
- -----------                     -----      -------   ----    -------   ----    --------    ----
                                 ($)         ($)      (%)      ($)     (%)        ($)       (%)
WSB Holding Company              $10.00     $13.50    35.0%  $13.50     35.0%        NA
Bayonne Bancshares (8)            10.00      11.75    17.5%   11.88     18.8%    $11.88     18.8%
FirstSpartan Fin. Corp.           20.00      36.69    83.4%   36.62     83.1%     35.63     78.1%
GSB Financial Corp.               10.00      14.63    46.3%   14.75     47.5%     14.38     43.8%
FirstBank Corp.                   10.00      15.81    58.1%   15.56     55.6%     17.88     78.8%
Montgomery Fin. Corp.(8)          10.00      11.13    11.2%   11.25     12.5%     11.75     17.5%
Community First Bankg. Corp.      20.00      31.88    59.4%   33.00     65.0%     34.25     71.3%
First Robinson Fin. Corp.(9)      10.00      14.50    45.0%   14.38     43.8%     16.50     65.0%
Security Bancorp                  10.00      14.50    45.0%   15.00     50.0%     15.25     52.5%
Sistersville Bancorp              10.00      13.75    37.5%   13.88     38.8%     14.00     40.0%

                     AVERAGES:   $12.00     $17.81    43.8%  $17.98     45.0%    $19.06     51.7%
                      MEDIANS:   $10.00     $14.50    45.0%  $14.56     45.6%    $15.25     52.5%

AVERAGES, EXCLUDING 2ND STEPS    $11.25     $19.41    51.2%  $19.59     52.3%    $21.13     61.3%
 MEDIANS, EXCLUDING 2ND STEPS    $10.00     $14.56    45.6%  $14.88     48.8%    $16.50     65.0%

Note: * - Appraisal performed by RP Financial;                 SEPTEMBER 5, 1997
"NT" - Not Traded; "NA" - Not Applicable, Not Available.

(1) Non-OTS regulated thrifts.
(2) As reported in summary pages of prospectus.
(3) As reported in prospectus.
(4) Does not take into account the adoption of SOP 93-6.
(5) Excludes impact of special SAIF assessment on earnings
(6) Latest price if offering less than one week old.
(7) Latest price if offering more than one week but less than one month old.
(8) Second-step conversions.
(9) Simultaneously converted to commercial bank charter.

RP Financial, LC.
Board of Directors
September 5, 1997
Page 13

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                   Table 5
                          Market Pricing Comparatives
                         Prices As of September 5, 1997


                                            Market       Per Share Data
                                        Capitalization   --------------            Pricing Ratios(3)
                                        ---------------  Core    Book    --------------------------------------
                                        Price/   Market  12-Mth  Value/
Financial Institution                   Share(1)  Value  EPS(2)  Share     P/E     P/B    P/A     P/TB   P/CORE
- ---------------------                   -------  ------  ------- ------- ------- ------- ------- ------- ------
                                           ($)   ($Mil)    ($)     ($)     (X)     (%)     (%)     (%)    (x)

SAIF-Insured Thrifts                     22.42   156.65   1.15   15.71   21.17   141.84  17.73   146.01   18.61
Converted Last 3 Mths (no MHC)           22.77    65.54   0.70   19.07   27.88   116.96  24.47   117.29   28.57

Comparable Group
- ----------------

Converted Last 3 Mths (no MHC)
- ------------------------------
CFBC  Community First Bnkg Co. of GA     34.38    82.99   1.06   28.74      NM  119.62   18.42  121.27      NM
FBNW  FirstBank Corp of Clarkston WA     17.37    34.46   0.44   14.00      NM  124.07   22.38  124.07      NM
FSPT  FirstSpartan Fin. Corp. of SC      35.62   157.80   1.16   27.63      NM  128.92   33.93  128.92      NM
GOSB  GSB Financial Corp. of NY          14.50    32.60   0.44   13.78   27.88  105.22   28.48  105.22      NM
MONT  Montgomery Fin. Corp. of IN        12.00    19.84   0.42   11.22      NM  106.95   19.16  106.95   28.57

                                              Dividends(4)                Financial Characteristics(6)
                                        ----------------------- -------------------------------------------------------
                                                                                           Reported         Core
                                        Amount/         Payout   Total  Equity/  NPAs/  ---------------- ---------------
Financial Institution                    Share    Yield Ratio(5) Assets  Assets  Assets    ROA     ROE     ROA     ROE
- ---------------------                   -------- ------ ------- ------  ------- ------- ------- ------- ------- -------
                                           ($)     (%)     (%)   ($Mil)     (%)    (%)     (%)     (%)     (%)     (%)


SAIF-Insured Thrifts                       0.37   1.71   29.68   1,156   12.88    0.79    0.53    5.46    0.75    7.52
Converted Last 3 Mths (no MHC)             0.00   0.00    0.00     258   20.95    1.67    0.73    3.44    0.75    3.59

Comparable Group
- ----------------

Converted Last 3 Mths (no MHC)
- ------------------------------
CFBC  Community First Bnkg Co. of GA       0.00   0.00    0.00     451   15.40    2.02    0.56    3.65    0.57    3.69
FBNW  FirstBank Corp of Clarkston WA       0.00   0.00    0.00     154   18.04    2.07    0.70    3.86    0.57    3.14
FSPT  FirstSpartan Fin. Corp. of SC        0.00   0.00    0.00     465   26.32      NA    0.95    3.62    1.11    4.20
GOSB  GSB Financial Corp. of NY            0.00   0.00    0.00     114   27.06      NA    1.02    3.77    0.86    3.19
MONT  Montgomery Fin. Corp. of IN          0.00   0.00    0.00     104   17.91    0.91    0.42    2.32    0.67    3.74





(1)  Average of High/Low or Bid/Ask price per share.
(2) EPS (estimate core basis) is based on actual trailing twelve month data, adjusted to omit non-operating items (including the SAIF assessment) on a tax effected basis.
(3) P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/CORE = Price to estimated core earnings.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.

Source: Corporate reports, offering circulars, and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP Financial, LC.
Board of Directors
September 5, 1997
Page 14



                                                                                  Previous Valuation
         Key Valuation Parameters:                                                    Adjustment
         -------------------------                                                -------------------
         Financial Condition                                                       No Adjustment
         Profitability, Growth and Viability of Earnings                           Slight Downward
         Asset Growth                                                              Moderate Downward
         Primary Market Area                                                       Slight Upward
         Dividends                                                                 No Adjustment
         Liquidity of the Shares                                                   No Adjustment
         Marketing of the Issue                                                    No Adjustment
         Management                                                                No Adjustment
         Effect of Government Regulations and Regulatory Reform                    No Adjustment


         The factors concerning the valuation parameters of primary market area, dividends, liquidity of the shares, management and effect of government regulation and regulatory reform did not change since the original appraisal date. Accordingly, those parameters were not discussed further in this update.

         There were no material changes in the updated financial conditions of the Bank and the Peer Group, with SISB's and the Peer Group's overall asset/liability composition remaining comparable. Credit quality measures remained more favorable for the Peer Group, while the Bank continued to maintain comparative advantages in terms of borrowing capacity and pro forma capital position. While favorable from a risk perspective, the increase in capital realized from conversion proceeds will depress the Bank's ROE to a level that will be well below the Peer Group's ROE. As noted in the original appraisal, the Bank's contemplated leverage strategy will more closely align SISB's interest-bearing funding composition with the Peer Group's, resulting in higher funding costs and reduced spreads for the Bank. Therefore, as compared to the Peer Group, RP Financial concluded no adjustment continues to be appropriate for SISB's financial condition.

         Updated earnings for the Bank and the Peer Group also did not reflect any notable changes from the original appraisal, with the core earnings advantages currently maintained by SISB being more than offset by the Bank's higher credit risk exposure, less favorable earnings growth potential and lower pro forma ROE. As noted in the original appraisal, future earnings growth for the Bank will be diminished by a higher effective tax rate than applied for the most recent twelve month period (47 percent effective tax rate on a pro forma basis versus 35 percent for the twelve months ended June 30, 1997), higher operating expenses resulting from the implementation of stock benefit plans, and less profitable growth in the net interest margin due to SISB's market saturation on Staten Island with respect to core deposit growth and the lower interest rate spreads that will result from the Bank's leveraging strategy. Accordingly, we continue to believe a slight downward adjustment remains appropriate for the quality, predictability and growth of the Bank's earnings relative to the Peer Group's.

RP Financial, LC.
Board of Directors
September 5, 1997
Page 15


         The recent comparability of the Bank's growth measures appears to have been attributable to the recent leveraging strategy. As highlighted in the original appraisal, given the Bank's market saturation on Staten Island, future retail growth for the Bank will be somewhat contingent upon expanding into new markets, which is an untested strategic direction for the Bank in terms of adequacy of resources and ability to penetrate new markets. Comparatively, the Peer Group companies operate in less isolated markets and do not have the same level of market saturation as the Bank, indicating that retail growth opportunities for the Peer Group companies can be more readily achieved without having to expand into new and untested markets. Overall, a moderate downward adjustment for this factor was considered to be appropriate.

         The overall market for thrift stocks, as well as for the Peer Group, generally increased since the date of the original appraisal. Aided by price appreciation in larger capitalization issues and thrifts that have become the subject of an announced acquisition, a comparatively higher increase was recorded in the SNL Index since the original appraisal date. Few conversions have been completed since the date of the original appraisal; however, market conditions are viewed as continuing to be favorable for converting thrift issues, based on the aftermarket performance of thrift issues which have converted during the past three months. In general, the initial price appreciation experienced in the stocks of the recent converting issues has been maintained since the date of the original appraisal. Therefore, taking into consideration the trading activity of recent conversions, as well as market conditions for all publicly-traded thrifts and the Peer Group, we believe no adjustment is appropriate for marketing of the issue.


Valuation Approaches

         In applying the accepted valuation methodology promulgated by the OTS, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing SISB's to-be-issued stock -- price/earnings ("P/E"), price/book ("P/B"), and price/assets ("P/A") approaches -- all performed on a pro forma basis including the effects of the conversion proceeds. In computing the pro forma impact of the conversion and the related pricing ratios, the valuation parameters for effective tax rate, reinvestment rate, stock benefit plan assumptions and percent contribution to the charitable foundation utilized in the original appraisal did not change in this update. Offering expenses were revised from the original appraisal, due to the increase in value and resulting higher commission fees The pro assumptions are summarized in Exhibits 3 and 4.

         Consistent with the original appraisal, this updated appraisal continues to be based primarily on fundamental analysis techniques applied to the Peer Group, including the P/E approach, the P/B approach and the P/A approach. Also consistent with the original appraisal, this updated appraisal also incorporates a "technical" analysis of recently completed stock conversions, including principally the P/B approach which (as discussed in the original appraisal) is the most meaningful pricing ratio as the pro forma P/E ratios reflect an assumed reinvestment rate and do not yet reflect the actual use of proceeds.

RP Financial, LC.
Board of Directors
September 5, 1997
Page 16



         Based on the foregoing, we have concluded that the pro forma market value range of SISB' stock is subject to an increase. The increase takes into account the Bank's capital and core earnings growth since the original appraisal and the resulting comparative Peer Group discounts reflected in the P/TB ratio and core P/E multiple. Therefore, as of September 5, 1997, the pro forma market value of SISB's stock, including the stock to be issued to the charitable foundation, has been increased from $325,000,000 to $350,000,000 at the midpoint of the valuation range.

         The valuation analysis for the updated appraisal, and the rationale for the valuation conclusion, are set forth in the following paragraphs. Consistent with the original appraisal, RP Financial's updated valuation placed a similar emphasis on the three valuation approaches as in our previous valuation.

         The Bank has adopted Statement of Position ("SOP" 93-6) which will cause earnings per share computations to be based on shares issued and outstanding excluding shares owned by an ESOP where there is not a commitment to release such shares. For the purpose of preparing the pro forma pricing tables and exhibits, we have reflected all shares issued in the offering including shares purchased by the ESOP as outstanding to capture the full dilutive impact of such stock to the Bank's shareholders. However, we have considered the impact of the Bank's adoption of SOP 93-6 in the determination of SISB's pro forma value.


         1. P/E Approach. In applying the P/E approach, RP Financial's valuation conclusions considered both reported earnings and a recurring or "core" earnings base, that is, earnings adjusted to exclude any one time non-operating and extraordinary items, plus the estimated after tax earnings benefit from reinvestment of net conversion proceeds. SISB's reported earnings for the twelve months ended June 30, 1997 were $22.394 million. Consistent with the original appraisal, adjustments made to the Bank's reported earnings to derive core earnings were the addback of the net loss on the sale of securities ($3.533 million), and application of the effective statutory tax rate of 47.0 percent to core pre-tax earnings. On a tax effected basis, the Bank's adjusted earnings approximated $20.095 million for the twelve months ended June 30, 1997. (Note: see Exhibit 2 for the adjustments applied to the Peer Group's earnings in the calculation of core earnings).

         Based on SISB's reported and estimated core earnings, and incorporating the impact of the pro forma assumptions discussed previously, the Bank's reported and core P/E multiples at the $350 million midpoint value were
12.07 times and 13.11 times, respectively. Comparatively, the Peer Group posted median reported and core P/E multiples of 18.30 times and 15.55 times, which provided for discounts of 34.0 percent and 15.7 percent from the Bank's reported and core P/E multiples (versus discounts of 38.7 percent and 16.5 percent from the Bank's reported and core P/E multiples as indicated in the original appraisal). The implied conversion pricing ratios relative to the Peer Group's pricing ratios are indicated in Table 6, and the updated pro forma calculations are detailed in Exhibits 3 and 4.


         2. P/B Approach. P/B ratios have generally served as a useful benchmark in the valuation of thrift stocks, with the greater determinant of long term value being earnings. In

RP Financial, LC.
Board of Directors
September 5, 1997
Page 17



applying the P/B approach, we considered both the reported and tangible book value. Based on the $350 million midpoint value, SISB's pro forma P/B and P/TB ratios were 72.92 percent and 76.00 percent, respectively. Relative to the median P/B and P/TB ratios indicated for the Peer Group of 152.32 percent and
162.51 percent, respectively, SISB's updated ratios were discounted by 52.1 percent and 53.2 percent (versus discounts of 53.5 percent and 53.9 percent from the Bank's P/B and P/TB ratios as indicated in the original appraisal).

         In addition to the fundamental analysis applied to the Peer Group, RP Financial utilized a technical analysis of recent conversion pricing characteristics at conversion (excluding second step conversions) and in the aftermarket. As indicated in the original appraisal, the pricing characteristics of recent conversions is not the primary determinate of value. Consistent with the original appraisal, particular focus was placed on the P/B approach in this analysis, since the P/E multiples do not reflect the actual impact of reinvestment and the source of the conversion funds (i.e., external funds versus deposit withdrawals). The recent conversions indicated a current average P/TB ratio of 117.29 percent and a median P/TB ratio at closing of 71.7 percent for standard conversion offerings completed within the past three months. At the $350 million midpoint value, SISB's pro forma valuation resulted in a 35.2 percent discount relative to the average of the newly converted companies, versus a 32.7 percent discount applied in the original appraisal. Relative to the 71.7 percent median closing P/TB ratio of the recent standard conversions, SISB's updated P/TB ratio of 76.0 percent at the $350 million midpoint value reflected a premium of 6.0 percent versus a comparative 5.6 percent premium in the original appraisal.


         3. P/A Approach. While generally less emphasized than the other pricing ratios, the P/A ratio is an indicator of franchise value and, in the case of highly capitalized institutions, high P/A ratios may limit the investment community's willingness to pay market multiples for earnings or book value when ROE is expected to be low. At the $350 million midpoint value, SISB's pro forma P/A ratio equaled 15.79 percent and continued to indicate a premium compared to the Peer Group's median P/A ratio of 14.20 percent.


Valuation Conclusion

         We have concluded that the Bank's estimated pro forma market value should be increased since the date of the original appraisal, based on the Bank's updated financial condition and operating results. Based on the foregoing, it is our opinion that, as of September 5, 1997, the aggregate pro forma market value of the shares to be issued, including the shares to be contributed to the charitable foundation, was $350.0 million ("midpoint"), resulting in a range of value of 15 percent above and below the midpoint value, indicating a minimum value of $297.5 million and a maximum value $402.5 million. Based on the $10.00 per share offering price determined by the Board, this valuation range equates to an offering of 29.750 million shares at the minimum to 40.25 million shares at the maximum, and 35.0 million shares at the midpoint. In the event the appraised value is subject to an increase, up to 46,287,500 shares may be sold at an issue price of $10.00 per share, for an aggregate market value of $462,875,000 without a resolicitation.

RP Financial, LC.
Board of Directors
September 5, 1997
Page 18



         Based on this valuation, incorporating the 5 percent shares issued to the Foundation following consummation of the offering, the offering range is as follows: $283,333,330 at the minimum, $333,333,330 at the midpoint, $383,333,330 at the maximum and $440,833,330 at the supermaximum. Based on a $10.00 per share offering price, the number of offering shares is as follows:
28,333,333 at the minimum, 33,333,333 at the midpoint, 38,333,333 at the maximum and 44,083,333 at the supermaximum.

         The comparative pro forma valuation ratios relative to the Peer Group are shown in Table 6, and the key valuation assumptions are detailed in Exhibit
3. The pro forma calculations for the range are detailed in Exhibit 4.


                                           Respectfully submitted,

                                           RP FINANCIAL, LC.


                                           /s/ RONALD S. RIGGINS
                                           Ronald S. Riggins
                                           President

RP FINANCIAL, LC.
- ---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700


                                   Table 6
                            Public Market Pricing
                Staten Island Savings Bank and the Comparables
                           As of September 5, 1997


                                                    Market         Per Share Data
                                                Capitalization     ---------------
                                              ------------------   Core     Book                 Pricing Ratios(3)
                                              Price/     Market    12-Mth   Value/   -----------------------------------------
                                              Share(1)    Value    EPS(2)   Share     P/E     P/B       P/A    P/TB     P/CORE
                                              --------   -------   ------   ------   -----   ------    -----   -----    ------
                                                  ($)    ($Mil)     ($)      ($)      (X)      (%)      (%)     (%)       (X)
Staten Island Savings Bank
- --------------------------
 Superrange                                      10.00    462.88    0.67    12.44    14.86    80.37    20.02    83.18    16.04
 Range Maximum                                   10.00    402.50    0.75    13.03    13.42    76.73    17.80    79.68    14.53
 Range Midpoint                                  10.00    350.00    0.83    13.71    12.07    72.92    15.79    76.00    13.11
 Range Minimum                                   10.00    297.50    0.94    14.63    10.63    68.34    13.70    71.54    11.58


All Public Companies                             22.84    166.60    1.22    15.70    19.83   145.42    17.83   149.84    18.14


All Non-MHC State of NY(7)
- --------------------------
 Averages                                        27.34    422.59    1.38    17.83    21.78   141.11    17.73   150.14    19.01
 Medians                                           ---       ---     ---      ---    20.74   136.90    14.40   149.67    18.94


Comparable Group Averages
- -------------------------
 Averages                                        30.22    244.74    1.88    18.65    19.37   154.96    17.42   166.06    17.18
 Medians                                           ---       ---     ---      ---    18.30   152.32    14.20   162.51    15.55


State of NY
- -----------

AFED   AFSALA Bancorp, Inc. of NY                16.50     24.01    0.82    14.74    20.12   111.94    15.08   111.94    20.12
ALBK   ALBANK Fin. Corp. of Albany NY            39.87    511.33    2.82    25.85    17.41   154.24    14.19   176.49    14.14
ALBC   Albion Banc Corp. of Albion NY            23.25      5.81    0.96    23.96       NM    97.04     8.47    97.04    24.22
AHCI   Ambanc Holding Co., Inc of NY             15.63     68.65   -0.65    13.85       NM   112.85    14.36   112.85       NM
ASFC   Astoria Financial Corp. of NY             48.50   1017.43    2.80    28.59    24.74   169.64    13.27   202.00    17.32
CNY    Carver Bancorp, Inc. of NY                12.00     27.77    0.01    14.93       NM    80.38     6.71    83.80       NM
CATB   Catskill Fin. Corp. of NY                 16.25     76.70    0.86    15.08    19.12   107.76    26.98   107.76    18.90
DME    Dime Bancorp, Inc. of NY                  20.19   2094.09    1.33    10.21    19.23   197.75    10.42   207.29    15.18
DIME   Dime Community Bancorp of NY              19.50    255.31    1.01    14.58    20.74   133.74    19.41   155.25    19.31
FIBC   Financial Bancorp, Inc. of NY             22.87     39.38    1.55    15.35    26.29   148.99    13.94   149.67    14.75
FFIC   Flushing Fin. Corp. of NY                 22.12    176.50    0.97    16.68    23.78   132.61    20.52   132.61    22.80
GOSB   GSB Financial Corp. of NY                 14.50     32.60    0.44    13.78    27.88   105.22    28.48   105.22       NM
GPT    GreenPoint Fin. Corp. of NY               63.25   2849.03    3.09    30.44    19.95   207.79    21.42       NM    20.47
HAVN   Haven Bancorp of Woodhaven NY             40.00    175.08    3.11    24.20    19.14   165.29     9.83   165.84    12.86
JSB    JSB Financial, Inc. of NY                 47.19    464.59    2.61    34.47    17.16   136.90    30.35   136.90    18.08
LISB   Long Island Bancorp, Inc of NY            42.50   1018.64    1.67    22.17    29.51   191.70    17.24   193.62    25.45
MBB    MSB Bancorp of Middletown NY              23.69     67.37    0.51    21.15       NM   112.01     8.28   228.23       NM
NYB    New York Bancorp, Inc. of NY              31.37    677.31    2.32     7.73    15.84       NM    20.63       NM    13.52
PEEK   Peekskill Fin. Corp. of NY                16.87     53.87    0.75    14.71    26.50   114.68    29.50   114.68    22.49
PKPS   Poughkeepsie Fin. Corp. of NY              7.72     97.23    0.37     5.85       NM   131.97    11.05   131.97    20.86
PSBK   Progressive Bank, Inc. of NY              33.12    126.55    2.26    19.67    14.40   168.38    14.40   188.50    14.65
QCSB   Queens County Bancorp of NY               54.25    552.32    2.18    17.08    25.23       NM    37.65       NM    24.89
RCSB   RCSB Financial, Inc. of NY(7)             50.84    741.81    2.61    21.69    19.26   234.39    18.40   240.49    19.48
RELY   Reliance Bancorp, Inc. of NY              32.00    280.83    1.85    18.54    25.60   172.60    14.21   239.52    17.30

                                             Dividends(4)                        Financial Characteristics(6)
                                       -------------------------   -----------------------------------------------------------
                                                                                                 Reported           Core
                                       Amount/           Payout    Total    Equity/   NPAs/   --------------   ---------------
                                        Share   Yield   Ratio(5)   Assets   Assets    Assets   ROA      ROE     ROA      ROE
                                       -------  ------  --------   ------   ------    ------  -----    -----   -----    ------
                                         ($)      (%)      (%)     ($Mil)    (%)      (%)      (%)      (%)     (%)       (%)
Staten Island Savings Bank
- --------------------------
 Superrange                              0.00     0.00      0.00    2,312   24.91     1.11     1.35     5.41     1.25     5.01
 Range Maximum                           0.00     0.00      0.00    2,261   23.20     1.14     1.33     5.72     1.22     5.28
 Range Midpoint                          0.00     0.00      0.00    2,217   21.65     1.16     1.31     6.04     1.20     5.56
 Range Minimum                           0.00     0.00      0.00    2,172   20.04     1.18     1.29     6.43     1.18     5.90


All Public Companies                     0.39     1.72     29.66    1,195   12.71     0.82     0.64     6.44     0.82     8.14


All Non-MHC State of NY(7)
- --------------------------
 Averages                                0.46     1.59     30.48    2,581   12.33     1.05     0.72     6.57     0.86     8.01
 Medians                                  ---      ---       ---     ---      ---      ---      ---      ---      ---      ---


Comparable Group Averages
- -------------------------
 Averages                                0.59     1.92     32.98    1,421   10.88     0.63     0.82     8.32     1.05    10.66
 Medians                                  ---      ---       ---     ---      ---      ---      ---      ---      ---      ---


State of NY
- -----------

AFED   AFSALA Bancorp, Inc. of NY        0.16     0.97     19.51      159   13.47     0.45     0.79     6.46     0.79     6.46
ALBK   ALBANK Fin. Corp. of Albany NY    0.72     1.81     25.53    3,602    9.20     0.91     0.84     9.16     1.04    11.28
ALBC   Albion Banc Corp. of Albion NY    0.32     1.38     33.33       69    8.73     0.72     0.11     1.14     0.38     4.07
AHCI   Ambanc Holding Co., Inc of NY     0.20     1.28        NM      478   12.72     0.63    -0.62    -4.16    -0.62    -4.16
ASFC   Astoria Financial Corp. of NY     0.60     1.24     21.43    7,665    7.83     0.51     0.56     7.09     0.79    10.12
CNY    Carver Bancorp, Inc. of NY        0.20     1.67        NM      414    8.35     1.37    -0.44    -4.95     0.01     0.07
CATB   Catskill Fin. Corp. of NY         0.28     1.72     32.56      284   25.04     0.47     1.43     5.21     1.45     5.27
DME    Dime Bancorp, Inc. of NY          0.16     0.79     12.03   20,087    5.27     1.57     0.56    10.57     0.71    13.39
DIME   Dime Community Bancorp of NY      0.18     0.92     17.82    1,315   14.52     0.73     0.96     5.96     1.04     6.41
FIBC   Financial Bancorp, Inc. of NY     0.40     1.75     25.81      282    9.36     1.81     0.56     5.74     1.00    10.23
FFIC   Flushing Fin. Corp. of NY         0.24     1.08     24.74      860   15.47     0.29     0.93     5.55     0.97     5.78
GOSB   GSB Financial Corp. of NY         0.00     0.00      0.00      114   27.06       NA     1.02     3.77     0.86     3.19
GPT    GreenPoint Fin. Corp. of NY       1.00     1.58     32.36   13,300   10.31     2.89     1.06     9.99     1.03     9.74
HAVN   Haven Bancorp of Woodhaven NY     0.60     1.50     19.29    1,782    5.95     0.74     0.56     9.27     0.83    13.79
JSB    JSB Financial, Inc. of NY         1.40     2.97     53.64    1,531   22.17       NA     1.77     8.09     1.68     7.68
LISB   Long Island Bancorp, Inc of NY    0.60     1.41     35.93    5,909    8.99     1.03     0.61     6.58     0.71     7.63
MBB    MSB Bancorp of Middletown NY      0.60     2.53        NM      814    7.39     0.71     0.17     2.40     0.18     2.50
NYB    New York Bancorp, Inc. of NY      0.60     1.91     25.86    3,284    5.08     1.22     1.38    26.83     1.62    31.44
PEEK   Peekskill Fin. Corp. of NY        0.36     2.13     48.00      183   25.73     1.22     0.98     3.54     1.29     4.65
PKPS   Poughkeepsie Fin. Corp. of NY     0.10     1.30     27.03      880    8.37     4.28     0.35     4.21     0.54     6.49
PSBK   Progressive Bank, Inc. of NY      0.68     2.05     30.09      879    8.55     0.85     0.99    12.02     0.98    11.81
QCSB   Queens County Bancorp of NY       1.00     1.84     45.87    1,467   11.85     0.68     1.60    10.80     1.63    10.95
RCSB   RCSB Financial, Inc. of NY(7)     0.60     1.18     22.99    4,032    7.85     0.76     0.95    12.54     0.94    12.40
RELY   Reliance Bancorp, Inc. of NY      0.64     2.00     34.59    1,977    8.23     0.79     0.58     7.07     0.86    10.46

RP FINANCIAL, LC.
- ---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700


                                   Table 6
                            Public Market Pricing
                Staten Island Savings Bank and the Comparables
                           As of September 5, 1997


                                                    Market         Per Share Data
                                                Capitalization     ---------------
                                              ------------------   Core     Book                 Pricing Ratios(3)
                                              Price/     Market    12-Mth   Value/   -----------------------------------------
                                              Share(1)    Value    EPS(2)   Share     P/E     P/B       P/A    P/TB     P/CORE
                                              --------   -------   ------   ------   -----   ------    -----   -----    ------
                                                  ($)    ($Mil)     ($)      ($)      (X)      (%)      (%)     (%)       (X)
RSLN   Roslyn Bancorp, Inc. of NY                22.12    965.36    0.93    14.58       NM   151.71    30.56   152.45    23.78
SFED   SFS Bancorp of Schenectady NY             19.25     23.79    1.07    17.44       NM   110.38    13.76   110.38    17.99
ROSE   T R Financial Corp. of NY                 26.87    470.74    1.66    12.58    14.60   213.59    13.25   213.59    16.19
TPNZ   Tappan Zee Fin., Inc. of NY               17.87     26.75    0.49    14.35       NM   124.53    22.32   124.53       NM
ESBK   The Elmira SB FSB of Elmira NY            24.25     17.12    1.10    20.32    21.46   119.34     7.51   124.49    22.05
GRTR   The Greater New York SB of NY(7)          23.06    316.31    0.74    11.75    16.71   196.26    12.31   196.26       NM
YFCB   Yonkers Fin. Corp. of NY                  19.37     58.81    1.02    14.14    25.49   136.99    20.41   136.99    18.99


Comparable Group
- ----------------

ALBK   ALBANK Fin. Corp. of Albany NY            39.87    511.33    2.82    25.85    17.41   154.24    14.19   176.49    14.14
DIME   Dime Community Bancorp of NY              19.50    255.31    1.01    14.58    20.74   133.74    19.41   155.25    19.31
FMCO   FMS Financial Corp. of NJ                 27.25     65.07    2.29    15.24    17.47   178.81    11.73   182.03    11.90
FSPG   First Home Bancorp of NJ                  20.12     54.48    2.14    12.85    12.27   156.58    10.43   159.18     9.40
FFIC   Flushing Fin. Corp. of NY                 22.12    176.50    0.97    16.68    23.78   132.61    20.52   132.61    22.80
HAVN   Haven Bancorp of Woodhaven NY             40.00    175.08    3.11    24.20    19.14   165.29     9.83   165.84    12.86
IBSF   IBS Financial Corp. of NJ                 17.25    189.96    0.58    11.59       NM   148.84    25.90   148.84    29.74
JSB    JSB Financial, Inc. of NY                 47.19    464.59    2.61    34.47    17.16   136.90    30.35   136.90    18.08
OCFC   Ocean Fin. Corp. of NJ                    34.25    294.76    1.49    27.35       NM   125.23    20.35   125.23    22.99
PFSB   PennFed Fin. Services of NJ               30.00    144.66    2.09    20.17    20.98   148.74    10.94   177.83    14.35
PSBK   Progressive Bank, Inc. of NY              33.12    126.55    2.26    19.67    14.40   168.38    14.40   188.50    14.65
PULS   Pulse Bancorp of S. River NJ              20.50     62.96    1.80    13.63    17.08   150.40    12.10   150.40    11.39
QCSB   Queens County Bancorp of NY               54.25    552.32    2.18    17.08    25.23       NM    37.65       NM    24.89
RELY   Reliance Bancorp, Inc. of NY              32.00    280.83    1.85    18.54    25.60   172.60    14.21   239.52    17.30
SFIN   Statewide Fin. Corp. of NJ                19.25     90.67    1.29    13.90    25.33   138.49    13.47   138.69    14.92
ROSE   T R Financial Corp. of NY                 26.87    470.74    1.66    12.58    14.60   213.59    13.25   213.59    16.19

                                             Dividends(4)                        Financial Characteristics(6)
                                       -------------------------   -----------------------------------------------------------
                                                                                                 Reported           Core
                                       Amount/           Payout    Total    Equity/   NPAs/   --------------   ---------------
                                        Share   Yield   Ratio(5)   Assets   Assets    Assets   ROA      ROE     ROA      ROE
                                       -------  ------  --------   ------   ------    ------  -----    -----   -----    ------
                                         ($)      (%)      (%)     ($Mil)    (%)      (%)      (%)      (%)     (%)       (%)
RSLN   Roslyn Bancorp, Inc. of NY         0.24    1.08     25.81   3,159    20.14     0.27     0.86     4.12     1.35     6.49
SFED   SFS Bancorp of Schenectady NY      0.28    1.45     26.17     173    12.47     0.73     0.44     3.41     0.79     6.09
ROSE   T R Financial Corp. of NY          0.60    2.23     36.14   3,552     6.20     0.46     0.98    15.73     0.89    14.19
TPNZ   Tappan Zee Fin., Inc. of NY        0.28    1.57     57.14     120    17.92     1.73     0.70     4.22     0.65     3.90
ESBK   The Elmira SB FSB of Elmira NY     0.64    2.64     58.18     228     6.30     0.66     0.36     5.66     0.35     5.51
GRTR   The Greater New York SB of NY(7)   0.20    0.87     27.03   2,571     6.27       NA     0.74    12.34     0.40     6.62
YFCB   Yonkers Fin. Corp. of NY           0.24    1.24     23.53     288    14.90     0.57     0.86     5.06     1.16     6.79


Comparable Group
- ----------------

ALBK   ALBANK Fin. Corp. of Albany NY     0.72    1.81     25.53   3,602     9.20     0.91     0.84     9.16     1.04    11.28
DIME   Dime Community Bancorp of NY       0.18    0.92     17.82   1,315    14.52     0.73     0.96     5.96     1.04     6.41
FMCO   FMS Financial Corp. of NJ          0.28    1.03     12.23     555     6.56     1.06     0.69    10.76     1.02    15.79
FSPG   First Home Bancorp of NJ           0.40    1.99     18.69     522     6.66     0.64     0.89    13.61     1.16    17.76
FFIC   Flushing Fin. Corp. of NY          0.24    1.08     24.74     860    15.47     0.29     0.93     5.55     0.97     5.78
HAVN   Haven Bancorp of Woodhaven NY      0.60    1.50     19.29   1,782     5.95     0.74     0.56     9.27     0.83    13.79
IBSF   IBS Financial Corp. of NJ          0.40    2.32     68.97     733    17.41     0.08     0.49     2.68     0.86     4.71
JSB    JSB Financial, Inc. of NY          1.40    2.97     53.64   1,531    22.17       NA     1.77     8.09     1.68     7.68
OCFC   Ocean Fin. Corp. of NJ             0.80    2.34     53.69   1,448    16.25     0.55     0.04     0.24     0.98     5.97
PFSB   PennFed Fin. Services of NJ        0.28    0.93     13.40   1,322     7.36     0.59     0.57     7.43     0.84    10.86
PSBK   Progressive Bank, Inc. of NY       0.68    2.05     30.09     879     8.55     0.85     0.99    12.02     0.98    11.81
PULS   Pulse Bancorp of S. River NJ       0.70    3.41     38.89     520     8.05     0.69     0.72     9.24     1.08    13.86
QCSB   Queens County Bancorp of NY        1.00    1.84     45.87   1,467    11.85     0.68     1.60    10.80     1.63    10.95
RELY   Reliance Bancorp, Inc. of NY       0.64    2.00     34.59   1,977     8.23     0.79     0.58     7.07     0.86    10.46
SFIN   Statewide Fin. Corp. of NJ         0.44    2.29     34.11     673     9.73     0.43     0.54     5.46     0.91     9.26
ROSE   T R Financial Corp. of NY          0.60    2.23     36.14   3,552     6.20     0.46     0.98    15.73     0.89    14.19

(1)  Average of high/low or bid/ask price per share.
(2) EPS (core basis) is based on actual trailing twelve month data, adjusted to omit the impact of non-operating items (including the SAIF assessment) on a tax effected basis, and is shown on a pro forma basis where appropriate.
(3) P/E = Price to Earnings; P/B = Price to Book; P/A = Price to Assets; P/TB = Price to Tangible Book; and P/CORE = Price to Core Earnings.
(4)  Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated twelve month dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and total assets balances.
(7) Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.

Source: Corporate reports, offering circulars, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

                                   EXHIBITS

                               LIST OF EXHIBITS




Exhibit
Number                 Description
- -------                -----------

   1       Stock Prices:  As of September 5, 1997

   2       Peer Group Core Earnings Analysis

   3       Pro Forma Analysis Sheet

   4       Pro Forma Effect of Conversion Proceeds

   5       Firm Qualifications Statement

                                  EXHIBIT 1

                                 Stock Prices
                           As of September 5, 1997

RP FINANCIAL, LC.
- ---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700                   Exhibit IV-1


                    Weekly Thrift Market Line - Part One
                       Prices As Of September 5, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

Market Averages. SAIF-Insured Thrifts(no MHC)
- ---------------------------------------------
SAIF-Insured Thrifts(304)                     22.23   5,522   162.5        23.22   15.08   21.77    1.86  201.29    29.73
NYSE Traded Companies(9)                      41.81  36,632 1,761.1        42.31   24.15   39.78    4.74  302.56    39.21
AMEX Traded Companies(17)                     18.80   3,580    79.7        20.36   13.43   18.46    1.65  265.59    23.11
NASDAQ Listed OTC Companies(278)              21.77   4,575   112.8        22.75   14.87   21.36    1.77  188.01    29.79
California Companies(21)                      27.90  18,905   799.3        28.49   16.52   26.80    3.25  142.59    37.48
Florida Companies(6)                          26.97  13,098   362.3        28.26   16.17   26.54    1.61  164.14    34.86
Mid-Atlantic Companies(59)                    23.21   6,281   155.6        24.01   14.88   22.67    2.15  181.82    38.35
Mid-West Companies(147)                       20.71   3,442    91.0        21.65   14.53   20.31    1.83  224.57    25.97
New England Companies(9)                      27.54   5,009   167.2        27.97   16.93   26.59    2.93  379.63    42.40
North-West Companies(7)                       23.37  12,610   337.7        24.10   17.08   22.98    2.07  167.85    26.70
South-East Companies(42)                      21.91   3,657    76.4        23.85   16.01   21.71    0.72  164.24    25.26
South-West Companies(7)                       20.36   1,785    40.3        21.00   13.38   20.20    0.43   -3.70    24.58
Western Companies (Excl CA)(6)                20.28   5,288   102.8        21.12   15.22   19.79    2.44  293.89    20.50
Thrift Strategy(240)                          21.15   3,614    84.7        22.09   14.69   20.78    1.60  176.36    28.13
Mortgage Banker Strategy(37)                  27.50  13,657   527.1        28.43   17.38   26.64    3.14  265.96    38.41
Real Estate Strategy(11)                      24.55   7,817   216.7        25.18   14.68   23.80    2.74  215.13    40.99
Diversified Strategy(12)                      31.12  23,705   830.8        33.86   18.72   30.43    1.55  197.81    31.34
Retail Banking Strategy(4)                    16.22   3,472    62.9        18.19   11.44   15.41    5.03  367.14    19.93
Companies Issuing Dividends(256)              22.34   5,376   162.3        23.34   15.23   21.89    1.76  211.39    28.68
Companies Without Dividends(48)               21.57   6,351   163.9        22.55   14.20   21.08    2.45  132.90    36.71
Equity/Assets less than 6%(23)                26.17  17,616   567.1        26.98   15.69   25.13    3.12  169.02    38.77
Equity/Assets 6-12%(146)                      24.57   5,839   190.5        25.50   15.97   23.97    2.49  214.33    34.05
Equity/Assets greater than 12%(135)           19.19   3,184    66.6        20.29   14.07   18.98    1.01  165.27    23.33
Converted Last 3 Mths (no MHC)(5)             22.77   2,546    65.5        23.95   21.52   22.61    0.58    0.00    -7.69
Actively Traded Companies(41)                 31.25  17,223   672.6        32.15   19.47   29.98    4.35  226.69    39.96
Market Value Below $20 Million(60)            16.94     890    14.1        17.69   12.40   16.80    0.82  227.56    23.72
Holding Company Structure(269)                22.28   5,305   162.1        23.20   15.23   21.83    1.81  184.37    28.59
Assets Over $1 Billion(62)                    32.30  17,328   620.7        33.24   20.23   31.12    3.52  239.03    34.62
Assets $500 Million-$1 Billion(49)            21.37   5,572   106.7        22.51   13.93   20.96    2.49  216.25    36.48
Assets $250-$500 Million(68)                  22.28   2,547    53.6        23.19   15.20   21.87    1.95  182.59    32.46
Assets less than $250 Million(125)            17.83   1,498    25.2        18.84   13.05   17.66    0.79  125.31    23.10
Goodwill Companies(124)                       25.72   9,047   276.3        26.82   16.63   25.03    2.47  230.77    32.82
Non-Goodwill Companies(178)                   19.84   3,087    84.1        20.78   14.02   19.54    1.43  158.14    27.45
Acquirors of FSLIC Cases(10)                  36.02  33,589 1,574.5        36.44   21.54   33.95    6.40  289.82    40.99
                                                Current Per Share Financials
                                            ----------------------------------------
                                                                   Tangible
                                          Trailing  12 Mo.   Book    Book
                                           12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                      EPS(3)   EPS(3)  Share  Share(4)  Share
- ---------------------                     -------- ------- ------- -------  -------
                                             ($)     ($)     ($)     ($)     ($)

Market Averages. SAIF-Insured Thrifts(no MHC)
- ---------------------------------------------
SAIF-Insured Thrifts(304)                   0.84    1.16   15.90   15.42   156.82
NYSE Traded Companies(9)                    1.96    2.77   20.08   19.19   358.54
AMEX Traded Companies(17)                   0.55    0.84   15.51   15.32   109.25
NASDAQ Listed OTC Companies(278)            0.82    1.13   15.78   15.30   152.81
California Companies(21)                    0.96    1.43   17.01   16.41   262.00
Florida Companies(6)                        0.98    0.88   13.56   12.84   185.50
Mid-Atlantic Companies(59)                  0.98    1.39   16.27   15.61   172.56
Mid-West Companies(147)                     0.83    1.10   15.86   15.53   138.20
New England Companies(9)                    0.81    1.40   17.48   16.28   242.59
North-West Companies(7)                     0.91    1.21   14.25   13.72   140.82
South-East Companies(42)                    0.61    0.88   14.97   14.65   120.62
South-West Companies(7)                     0.66    1.19   16.36   15.47   218.19
Western Companies (Excl CA)(6)              0.89    1.05   15.96   15.27   106.34
Thrift Strategy(240)                        0.79    1.11   16.03   15.63   141.16
Mortgage Banker Strategy(37)                1.21    1.57   16.57   15.54   242.93
Real Estate Strategy(11)                    0.90    1.39   14.30   14.00   220.08
Diversified Strategy(12)                    1.06    1.28   12.79   12.29   177.81
Retail Banking Strategy(4)                  0.18   -0.01   13.11   12.67   168.59
Companies Issuing Dividends(256)            0.92    1.24   16.00   15.48   154.07
Companies Without Dividends(48)             0.40    0.71   15.31   15.08   172.46
Equity/Assets less than 6%(23)              0.97    1.57   13.79   12.92   286.58
Equity/Assets 6-12%(146)                    1.03    1.40   16.40   15.68   198.20
Equity/Assets greater than 12%(135)         0.63    0.85   15.73   15.58    93.17
Converted Last 3 Mths (no MHC)(5)           0.67    0.70   19.07   19.00    96.56
Actively Traded Companies(41)               1.46    2.01   17.56   16.92   236.50
Market Value Below $20 Million(60)          0.51    0.82   15.28   15.17   116.83
Holding Company Structure(269)              0.83    1.16   16.20   15.75   154.87
Assets Over $1 Billion(62)                  1.36    1.87   18.14   16.86   256.85
Assets $500 Million-$1 Billion(49)          0.88    1.11   14.14   13.67   155.60
Assets $250-$500 Million(68)                0.85    1.19   16.63   16.12   167.04
Assets less than $250 Million(125)          0.58    0.83   15.15   15.07   105.35
Goodwill Companies(124)                     1.06    1.40   16.56   15.40   204.37
Non-Goodwill Companies(178)                 0.69    1.00   15.45   15.45   124.56
Acquirors of FSLIC Cases(10)                1.66    2.43   18.85   17.79   305.74


(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
- ---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of September 5, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

Market Averages. BIF-Insured Thrifts(no MHC)
- --------------------------------------------
BIF-Insured Thrifts(66)                       24.85   7,818   214.0        25.56   15.51   24.27    2.63  209.26    37.93
NYSE Traded Companies(3)                      35.75  52,819 1,724.6        37.21   20.87   34.85    2.59  264.90    37.40
AMEX Traded Companies(6)                      23.04   4,007    89.6        23.66   14.58   22.79    1.42  112.70    43.39
NASDAQ Listed OTC Companies(57)               24.41   5,530   136.8        25.08   15.29   23.80    2.78  219.45    37.28
California Companies(4)                       19.89   5,592   114.6        21.14   11.22   19.97   -0.23  429.11    37.41
Mid-Atlantic Companies(17)                    27.06  17,448   518.1        27.92   16.29   26.51    2.15  139.79    36.48
Mid-West Companies(2)                         11.87     942    11.2        12.50    9.12   11.75    1.02    0.00    17.29
New England Companies(34)                     24.30   4,578   117.3        24.89   14.97   23.45    3.84  226.61    41.20
North-West Companies(4)                       20.21   6,879   143.2        21.21   13.22   20.25    0.03   99.55    31.50
South-East Companies(5)                       30.92   2,083    44.8        31.25   22.47   30.75    0.98    0.00    30.70
Thrift Strategy(44)                           25.48   4,809   158.5        26.13   16.11   24.89    2.69  201.60    37.97
Mortgage Banker Strategy(9)                   24.26  25,700   547.8        25.23   14.99   24.00    1.00  222.31    37.37
Real Estate Strategy(6)                       19.12   4,200    77.4        19.56   11.41   18.00    5.39  334.39    32.50
Diversified Strategy(7)                       24.95  10,955   322.5        26.05   14.42   24.37    2.24  155.94    42.58
Companies Issuing Dividends(54)               26.29   8,302   236.0        26.96   16.57   25.63    2.91  204.04    37.69
Companies Without Dividends(12)               17.01   5,184    94.6        17.92    9.74   16.83    1.12  261.48    39.17
Equity/Assets less than 6%(5)                 16.48  30,231   590.6        16.56    8.93   16.06    2.50  133.64    67.44
Equity/Assets 6-12%(45)                       26.56   6,117   207.1        27.29   16.16   25.80    3.28  223.11    37.65
Equity/Assets greater than 12%(16)            22.63   6,264   131.6        23.45   15.55   22.47    0.97   34.59    30.27
Actively Traded Companies(20)                 26.37  11,723   285.1        27.12   16.36   25.62    3.07  253.03    36.25
Market Value Below $20 Million(8)             16.00     942    14.3        16.41   10.20   15.70    1.59  164.38    36.79
Holding Company Structure(43)                 25.03   6,631   170.1        25.74   15.85   24.53    2.29  209.75    36.12
Assets Over $1 Billion(17)                    30.08  22,573   683.6        30.98   18.01   29.58    1.68  202.73    38.91
Assets $500 Million-$1 Billion(16)            27.26   4,964   109.7        27.97   16.91   26.44    3.38  194.58    39.36
Assets $250-$500 Million(14)                  20.24   3,098    58.6        20.85   12.61   19.41    4.00  253.25    35.06
Assets less than $250 Million(19)             21.76   1,418    27.4        22.39   14.36   21.52    1.64  186.23    38.12
Goodwill Companies(31)                        26.00  12,018   348.6        26.71   16.15   25.21    3.30  201.93    38.66
Non-Goodwill Companies(35)                    23.85   4,160    96.8        24.56   14.95   23.45    2.05  222.09    37.31
                                                 Current Per Share Financials
                                            ----------------------------------------
                                                                     Tangible
                                            Trailing  12 Mo.   Book    Book
                                             12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                        EPS(3)   EPS(3)  Share  Share(4) Share
- ---------------------                       -------- ------- ------- ------- -------
                                               ($)     ($)     ($)     ($)     ($)

Market Averages. BIF-Insured Thrifts(no MHC)
- --------------------------------------------
BIF-Insured Thrifts(66)                       1.64    1.63   15.87   15.06   157.29
NYSE Traded Companies(3)                      1.93    1.92   19.07   14.47   239.94
AMEX Traded Companies(6)                      1.14    1.11   16.02   13.92   167.23
NASDAQ Listed OTC Companies(57)               1.69    1.68   15.65   15.24   151.01
California Companies(4)                       1.94    1.87   12.67   12.66   131.21
Mid-Atlantic Companies(17)                    1.27    1.35   16.29   14.43   170.50
Mid-West Companies(2)                         0.21    0.32   12.77   12.04    50.95
New England Companies(34)                     1.95    1.88   14.79   14.23   172.44
North-West Companies(4)                       1.17    1.14   11.98   11.61   108.54
South-East Companies(5)                       1.28    1.33   26.59   26.59    98.18
Thrift Strategy(44)                           1.58    1.57   16.90   15.96   154.39
Mortgage Banker Strategy(9)                   1.51    1.57   14.44   14.00   187.42
Real Estate Strategy(6)                       1.52    1.45   11.02   11.01   129.69
Diversified Strategy(7)                       2.42    2.39   13.09   12.28   161.61
Companies Issuing Dividends(54)               1.58    1.57   16.67   15.74   164.74
Companies Without Dividends(12)               2.01    1.97   11.50   11.41   116.75
Equity/Assets less than 6%(5)                 1.34    1.21    8.55    8.33   156.80
Equity/Assets 6-12%(45)                       1.92    1.89   15.68   14.56   185.36
Equity/Assets greater than 12%(16)            1.00    1.07   18.31   18.18    84.44
Actively Traded Companies(20)                 1.93    1.86   15.82   15.06   184.62
Market Value Below $20 Million(8)             1.43    1.42   13.81   13.55   129.72
Holding Company Structure(43)                 1.60    1.59   16.18   15.51   142.20
Assets Over $1 Billion(17)                    1.85    1.85   15.65   14.14   186.03
Assets $500 Million-$1 Billion(16)            1.91    1.84   16.93   15.63   189.48
Assets $250-$500 Million(14)                  1.21    1.21   13.09   12.93   127.95
Assets less than $250 Million(19)             1.58    1.58   17.33   17.08   125.81
Goodwill Companies(31)                        1.60    1.58   15.68   13.95   187.78
Non-Goodwill Companies(35)                    1.68    1.67   16.04   16.04   130.74


(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
- ---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of September 5, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

Market Averages. MHC Institutions
- ---------------------------------
SAIF-Insured Thrifts(21)                      25.93   4,892    51.3        26.75   13.65   24.14    7.13  264.90    71.37
BIF-Insured Thrifts(2)                        26.85  32,163   364.9        27.13   11.69   24.41   11.05  270.90    93.95
NASDAQ Listed OTC Companies(23)               26.03   7,922    86.1        26.79   13.43   24.17    7.57  266.90    74.38
Florida Companies(3)                          30.31   5,931    85.4        30.44   15.38   29.00    4.49    0.00    58.39
Mid-Atlantic Companies(10)                    25.69   6,389    59.4        26.25   12.46   23.11   10.43  210.00   101.78
Mid-West Companies(7)                         24.58   2,029    21.8        25.94   14.11   23.50    4.88  319.79    56.10
New England Companies(1)                      29.19  61,053   713.8        29.50   14.12   28.06    4.03  270.90    51.64
Thrift Strategy(21)                           25.84   4,796    49.2        26.63   13.39   23.94    7.78  264.90    76.00
Diversified Strategy(1)                       29.19  61,053   713.8        29.50   14.12   28.06    4.03  270.90    51.64
Companies Issuing Dividends(22)               26.60   8,225    90.0        27.40   13.42   24.65    7.88  266.90    74.38
Companies Without Dividends(1)                16.37   2,760    20.3        16.37   13.62   16.00    2.31    0.00     0.00
Equity/Assets 6-12%(16)                       27.78   9,991   110.8        28.58   13.69   25.75    8.09  266.90    76.23
Equity/Assets greater than 12%(7)             21.47   2,542    21.8        22.15   12.75   20.05    6.21    0.00    66.97
Actively Traded Companies(1)                  31.00   7,264   105.5        32.00   14.66   29.87    3.78  210.00    67.57
Holding Company Structure(1)                  31.00   7,264   105.5        32.00   14.66   29.87    3.78  210.00    67.57
Assets Over $1 Billion(5)                     32.58  25,729   281.4        33.16   13.63   29.48   10.46  240.45    88.79
Assets $500 Million-$1 Billion(3)             30.31   5,931    85.4        30.44   15.38   29.00    4.49    0.00    58.39
Assets $250-$500 Million(5)                   27.75   2,541    30.6        30.00   15.17   25.81    8.21  319.79    61.00
Assets less than $250 Million(10)             20.83   2,207    16.4        21.09   11.97   19.48    6.57    0.00    79.95
Goodwill Companies(9)                         31.03  18,753   208.6        32.63   15.01   28.95    7.10  266.90    75.96
Non-Goodwill Companies(14)                    23.53   2,507    24.8        23.87   12.64   21.78    7.80    0.00    73.32
MHC Institutions(23)                          26.03   7,922    86.1        26.79   13.43   24.17    7.57  266.90    74.38
MHC Converted Last 3 Months(1)                16.37   2,760    20.3        16.37   13.62   16.00    2.31    0.00     0.00
                                                  Current Per Share Financials
                                            ----------------------------------------
                                                                     Tangible
                                            Trailing  12 Mo.   Book    Book
                                             12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                        EPS(3)   EPS(3)  Share  Share(4) Share
- ---------------------                       -------- ------- ------- ------- -------
                                                ($)     ($)     ($)     ($)     ($)

Market Averages. MHC Institutions
- ---------------------------------
SAIF-Insured Thrifts(21)                      0.55    0.87   12.37   12.12   119.03
BIF-Insured Thrifts(2)                        0.81    0.73    9.79    9.78   101.80
NASDAQ Listed OTC Companies(23)               0.58    0.86   12.08   11.86   117.12
Florida Companies(3)                          0.62    0.94   13.91   13.87   142.53
Mid-Atlantic Companies(10)                    0.44    0.71   11.63   11.22   102.82
Mid-West Companies(7)                         0.64    1.02   12.33   12.31   128.13
New England Companies(1)                      1.39    1.03   10.93   10.92   128.90
Thrift Strategy(21)                           0.53    0.85   12.15   11.91   116.42
Diversified Strategy(1)                       1.39    1.03   10.93   10.92   128.90
Companies Issuing Dividends(22)               0.59    0.87   11.94   11.71   119.13
Companies Without Dividends(1)                0.32    0.67   14.36   14.36    82.97
Equity/Assets 6-12%(16)                       0.63    0.93   12.16   11.85   134.48
Equity/Assets greater than 12%(7)             0.45    0.68   11.87   11.87    71.96
Actively Traded Companies(1)                  0.80    1.25   13.39   11.94   142.18
Holding Company Structure(1)                  0.80    1.25   13.39   11.94   142.18
Assets Over $1 Billion(5)                     0.89    1.02   11.85   10.91   135.68
Assets $500 Million-$1 Billion(3)             0.62    0.94   13.91   13.87   142.53
Assets $250-$500 Million(5)                   0.76    1.19   13.04   13.01   148.11
Assets less than $250 Million(10)             0.32    0.59   11.26   11.26    85.99
Goodwill Companies(9)                         0.79    1.01   12.25   11.59   142.66
Non-Goodwill Companies(14)                    0.47    0.78   11.99   11.99   104.34
MHC Institutions(23)                          0.58    0.86   12.08   11.86   117.12
MHC Converted Last 3 Months(1)                0.32    0.67   14.36   14.36    82.97


(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
- -----------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of September 5, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NYSE Traded Companies
- ---------------------
AHM   Ahmanson and Co. H.F. of CA             54.56  97,336 5,310.7        54.56   25.37   50.75    7.51  190.99    67.88
CSA   Coast Savings Financial of CA           49.50  18,616   921.5        49.87   31.12   46.06    7.47  328.20    35.17
CFB   Commercial Federal Corp. of NE          45.12  21,553   972.5        45.44   26.25   42.06    7.28  ***.**    41.00
DME   Dime Bancorp, Inc. of NY*               20.19 103,719 2,094.1        20.25   12.87   19.37    4.23  100.70    36.88
DSL   Downey Financial Corp. of CA            22.75  26,733   608.2        23.75   15.40   22.12    2.85  109.48    21.72
FRC   First Republic Bancorp of CA*           23.81   9,693   230.8        24.81   13.62   23.62    0.80  429.11    42.15
FED   FirstFed Fin. Corp. of CA               34.38  10,575   363.6        34.62   18.37   33.75    1.87  112.88    56.27
GSB   Glendale Fed. Bk, FSB of CA             30.94  50,349 1,557.8        30.94   17.50   28.87    7.17   90.40    33.08
GDW   Golden West Fin. Corp. of CA            85.75  56,739 4,865.4        85.75   55.00   82.31    4.18  227.42    35.85
GPT   GreenPoint Fin. Corp. of NY*            63.25  45,044 2,849.0        66.56   36.12   61.56    2.75    N.A.    33.16
NYB   New York Bancorp, Inc. of NY            31.37  21,591   677.3        32.00   15.12   30.50    2.85  342.45    61.95
WES   Westcorp Inc. of Orange CA              21.88  26,195   573.1        23.87   13.25   21.56    1.48  198.50     0.00


AMEX Traded Companies
- ---------------------
ANA   Acadiana Bancshares of LA*              21.88   2,731    59.8        22.25   13.12   21.50    1.77    N.A.    47.14
BKC   American Bank of Waterbury CT*          37.25   2,306    85.9        39.00   25.87   37.62   -0.98   98.67    33.04
BFD   BostonFed Bancorp of MA                 18.87   5,947   112.2        19.94   12.87   18.87    0.00    N.A.    27.93
CFX   CFX Corp of NH*                         20.69  13,144   271.9        21.00   13.69   20.25    2.17   73.87    33.48
CNY   Carver Bancorp, Inc. of NY              12.00   2,314    27.8        13.37    7.37   12.37   -2.99   92.00    45.45
CBK   Citizens First Fin.Corp. of IL          17.37   2,594    45.1        17.37   10.50   16.00    8.56    N.A.    20.88
ESX   Essex Bancorp of VA(8)                   1.94   1,057     2.1         2.37    1.00    1.88    3.19  -88.42   -11.42
FCB   Falmouth Co-Op Bank of MA*              17.25   1,455    25.1        17.50   11.25   17.00    1.47    N.A.    31.48
FAB   FirstFed America Bancorp of MA          20.00   8,707   174.1        20.37   13.62   20.06   -0.30    N.A.     N.A.
GAF   GA Financial Corp. of PA                18.50   7,985   147.7        19.50   12.12   18.75   -1.33    N.A.    22.35
JSB   JSB Financial, Inc. of NY               47.19   9,845   464.6        47.19   34.25   45.31    4.15  310.35    24.18
KNK   Kankakee Bancorp of IL                  30.00   1,425    42.8        30.75   20.25   29.00    3.45  200.00    21.21
KYF   Kentucky First Bancorp of KY            12.87   1,319    17.0        15.12   10.56   12.50    2.96    N.A.    18.40
MBB   MSB Bancorp of Middletown NY*           23.69   2,844    67.4        24.19   15.50   23.25    1.89  136.90    20.74
PDB   Piedmont Bancorp of NC                  10.69   2,751    29.4        19.12    9.25   10.62    0.66    N.A.     1.81
SSB   Scotland Bancorp of NC                  18.25   1,914    34.9        19.12   12.37   18.06    1.05    N.A.    29.25
SZB   SouthFirst Bancshares of AL             16.00     848    13.6        17.25   12.25   16.25   -1.54    N.A.    20.75
SRN   Southern Banc Company of AL             16.00   1,230    19.7        16.00   12.25   15.50    3.23    N.A.    21.95
SSM   Stone Street Bancorp of NC              21.31   1,898    40.4        27.25   17.37   21.25    0.28    N.A.     3.95
TSH   Teche Holding Company of LA             18.50   3,438    63.6        19.37   12.87   18.25    1.37    N.A.    28.74
FTF   Texarkana Fst. Fin. Corp of AR          24.75   1,790    44.3        24.87   13.62   22.37   10.64    N.A.    58.35
THR   Three Rivers Fin. Corp. of MI           16.25     824    13.4        16.62   12.62   15.75    3.17    N.A.    16.07
TBK   Tolland Bank of CT*                     17.50   1,560    27.3        18.00    8.06   17.12    2.22  141.38    94.44
WSB   Washington SB, FSB of MD                 7.00   4,247    29.7         7.37    4.38    6.75    3.70  460.00    43.74


NASDAQ Listed OTC Companies
- ---------------------------
FBCV  1st Bancorp of Vincennes IN             35.00     698    24.4        36.25   27.14   35.75   -2.10    N.A.    22.81
AFED  AFSALA Bancorp, Inc. of NY              16.50   1,455    24.0        16.50   11.31   16.06    2.74    N.A.    37.50
ALBK  ALBANK Fin. Corp. of Albany NY          39.87  12,825   511.3        41.00   27.37   38.50    3.56   71.48    27.10
AMFC  AMB Financial Corp. of IN               14.50     964    14.0        15.00   10.25   14.50    0.00    N.A.     9.43
ASBP  ASB Financial Corp. of OH               13.12   1,721    22.6        18.25   11.50   13.12    0.00    N.A.     0.92
ABBK  Abington Savings Bank of MA*            31.75   1,852    58.8        31.75   16.75   30.50    4.10  379.61    62.82
AABC  Access Anytime Bancorp of NM             6.50   1,193     7.8         6.88    5.25    6.88   -5.52   -3.70    18.18
AFBC  Advance Fin. Bancorp of WV              15.75   1,084    17.1        16.25   12.75   16.25   -3.08    N.A.     N.A.
AADV  Advantage Bancorp of WI                 43.50   3,234   140.7        44.75   31.25   42.25    2.96  372.83    34.88
AFCB  Affiliated Comm BC, Inc of MA           26.87   6,465   173.7        27.12   16.00   26.25    2.36    N.A.    57.13
ALBC  Albion Banc Corp. of Albion NY          23.25     250     5.8        24.25   16.50   23.25    0.00   78.85    38.81
                                                  Current Per Share Financials
                                            ----------------------------------------
                                                                     Tangible
                                            Trailing  12 Mo.   Book    Book
                                             12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                        EPS(3)   EPS(3)  Share  Share(4)  Share
- ---------------------                       -------- ------- ------- -------  -------
                                              ($)      ($)      ($)    ($)      ($)
NYSE Traded Companies
- ---------------------
AHM   Ahmanson and Co. H.F. of CA             1.98    3.16   20.35   17.34   488.33
CSA   Coast Savings Financial of CA           0.99    2.48   24.06   23.76   488.97
CFB   Commercial Federal Corp. of NE          2.05    2.89   19.77   17.53   329.27
DME   Dime Bancorp, Inc. of NY*               1.05    1.33   10.21    9.74   193.67
DSL   Downey Financial Corp. of CA            0.86    1.43   15.26   15.05   220.16
FRC   First Republic Bancorp of CA*           1.56    1.33   16.56   16.55   230.89
FED   FirstFed Fin. Corp. of CA               1.13    2.07   19.14   18.93   396.52
GSB   Glendale Fed. Bk, FSB of CA             0.79    1.85   17.81   15.83   322.12
GDW   Golden West Fin. Corp. of CA            6.74    8.22   43.90   43.90   689.03
GPT   GreenPoint Fin. Corp. of NY*            3.17    3.09   30.44   17.11   295.27
NYB   New York Bancorp, Inc. of NY            1.98    2.32    7.73    7.73   152.08
WES   Westcorp Inc. of Orange CA              1.11    0.55   12.71   12.67   140.42


AMEX Traded Companies
- ---------------------
ANA   Acadiana Bancshares of LA*              0.47    0.47   16.70   16.70    95.82
BKC   American Bank of Waterbury CT*          3.13    2.69   21.77   20.90   262.73
BFD   BostonFed Bancorp of MA                 0.74    0.96   14.42   13.94   164.10
CFX   CFX Corp of NH*                         1.10    1.31   10.52    9.84   141.44
CNY   Carver Bancorp, Inc. of NY             -0.74    0.01   14.93   14.32   178.81
CBK   Citizens First Fin.Corp. of IL          0.30    0.59   14.74   14.74   104.69
ESX   Essex Bancorp of VA(8)                 -0.05    0.05    0.49    0.31   179.83
FCB   Falmouth Co-Op Bank of MA*              0.52    0.49   15.40   15.40    64.49
FAB   FirstFed America Bancorp of MA         -0.21    0.50   14.26   14.26   117.25
GAF   GA Financial Corp. of PA                0.80    1.02   14.25   14.10    93.89
JSB   JSB Financial, Inc. of NY               2.75    2.61   34.47   34.47   155.50
KNK   Kankakee Bancorp of IL                  1.62    2.02   26.59   24.99   239.77
KYF   Kentucky First Bancorp of KY            0.58    0.75   11.17   11.17    67.44
MBB   MSB Bancorp of Middletown NY*           0.49    0.51   21.15   10.38   286.18
PDB   Piedmont Bancorp of NC                 -0.19    0.30    7.42    7.42    44.62
SSB   Scotland Bancorp of NC                  0.51    0.62   13.44   13.44    36.30
SZB   SouthFirst Bancshares of AL            -0.03    0.25   16.06   16.06   114.72
SRN   Southern Banc Company of AL             0.13    0.44   14.42   14.27    85.35
SSM   Stone Street Bancorp of NC              0.80    0.96   16.13   16.13    55.91
TSH   Teche Holding Company of LA             0.78    1.08   15.53   15.53   118.17
FTF   Texarkana Fst. Fin. Corp of AR          1.31    1.62   15.03   15.03    95.73
THR   Three Rivers Fin. Corp. of MI           0.61    0.88   15.22   15.22   110.64
TBK   Tolland Bank of CT*                     1.11    1.16   10.60   10.30   152.71
WSB   Washington SB, FSB of MD                0.30    0.44    5.05    5.05    60.83


NASDAQ Listed OTC Companies
- ---------------------------
FBCV  1st Bancorp of Vincennes IN             1.18    0.50   32.00   31.34   387.52
AFED  AFSALA Bancorp, Inc. of NY              0.82    0.82   14.74   14.74   109.40
ALBK  ALBANK Fin. Corp. of Albany NY          2.29    2.82   25.85   22.59   280.88
AMFC  AMB Financial Corp. of IN               0.66    0.73   14.61   14.61    97.70
ASBP  ASB Financial Corp. of OH               0.39    0.56   10.15   10.15    65.23
ABBK  Abington Savings Bank of MA*            2.16    1.92   18.73   16.87   270.66
AABC  Access Anytime Bancorp of NM           -0.45   -0.11    6.53    6.53    87.72
AFBC  Advance Fin. Bancorp of WV              0.35    0.71   14.76   14.76    95.55
AADV  Advantage Bancorp of WI                 1.27    2.81   29.05   27.16   315.25
AFCB  Affiliated Comm BC, Inc of MA           1.53    1.74   16.49   16.40   168.67
ALBC  Albion Banc Corp. of Albion NY          0.27    0.96   23.96   23.96   274.51

RP FINANCIAL, LC.
- ---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of September 5, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
ABCL  Allied Bancorp of IL                    33.62   5,345   179.7        33.62   23.25   31.12    8.03  236.20    34.48
ATSB  AmTrust Capital Corp. of IN             12.75     526     6.7        13.00    8.75   13.00   -1.92    N.A.    27.50
AHCI  Ambanc Holding Co., Inc. of NY*         15.63   4,392    68.6        16.62    9.75   15.50    0.84    N.A.    38.93
ASBI  Ameriana Bancorp of IN                  22.00   3,230    71.1        22.00   13.25   19.75   11.39  138.35    37.50
AFFFZ America First Fin. Fund of CA(8)        40.12   6,011   241.2        40.12   28.00   39.37    1.91  113.97    32.63
ANBK  American Nat'l Bancorp of MD(8)         19.62   3,613    70.9        19.87   11.37   19.69   -0.36    N.A.    61.88
ABCW  Anchor Bancorp Wisconsin of WI          27.37   4,524   123.8        27.75   16.50   26.25    4.27   86.32    53.16
ANDB  Andover Bancorp, Inc. of MA*            30.75   5,148   158.3        32.25   20.52   30.50    0.82  186.05    20.02
ASFC  Astoria Financial Corp. of NY           48.50  20,978 1,017.4        49.37   26.75   48.12    0.79   84.76    31.54
AVND  Avondale Fin. Corp. of IL               14.62   3,495    51.1        18.50   12.75   14.25    2.60    N.A.   -14.60
BKCT  Bancorp Connecticut of CT*              32.00   2,534    81.1        32.00   21.25   30.75    4.07  265.71    42.22
BPLS  Bank Plus Corp. of CA                   11.62  19,308   224.4        13.75    9.62   10.87    6.90    N.A.     1.04
BWFC  Bank West Fin. Corp. of MI              18.25   1,753    32.0        18.25   10.25   17.06    6.98    N.A.    71.85
BANC  BankAtlantic Bancorp of FL              12.50  22,473   280.9        17.12   12.12   12.50    0.00  200.48    -6.51
BKUNA BankUnited SA of FL                     12.37   8,869   109.7        12.44    7.62   12.00    3.08  127.81    23.70
BVCC  Bay View Capital Corp. of CA            26.56  12,979   344.7        28.62   17.50   25.87    2.67   34.48    25.34
FSNJ  Bayonne Banchsares of NJ                12.22   3,064    17.2        12.27    5.11   11.87    2.95    N.A.    55.87
BFSB  Bedford Bancshares of VA                24.00   1,142    27.4        25.25   16.50   24.12   -0.50  128.57    36.21
BFFC  Big Foot Fin. Corp. of IL               17.12   2,513    43.0        17.50   12.31   17.12    0.00    N.A.    31.69
BSBC  Branford SB of CT(8)*                    5.06   6,559    33.2         5.06    3.00    4.94    2.43  138.68    30.75
BYFC  Broadway Fin. Corp. of CA               10.75     835     9.0        11.25    9.00   11.00   -2.27    N.A.    16.22
CBES  CBES Bancorp of MO                      17.75   1,025    18.2        17.87   12.62   17.62    0.74    N.A.    24.56
CCFH  CCF Holding Company of GA               17.00     820    13.9        17.12   12.37   17.00    0.00    N.A.    15.25
CENF  CENFED Financial Corp. of CA            36.00   5,729   206.2        36.00   21.82   33.00    9.09  129.59    35.39
CFSB  CFSB Bancorp of Lansing MI              26.50   5,096   135.0        27.00   16.36   26.00    1.92  194.44    49.46
CKFB  CKF Bancorp of Danville KY              19.00     925    17.6        20.75   17.50   19.00    0.00    N.A.    -6.17
CNSB  CNS Bancorp of MO                       17.00   1,653    28.1        17.50   12.25   16.75    1.49    N.A.    12.43
CSBF  CSB Financial Group Inc of IL*          11.87     942    11.2        12.50    9.12   11.75    1.02    N.A.    17.29
CBCI  Calumet Bancorp of Chicago IL           43.37   2,111    91.6        43.37   27.75   42.50    2.05  114.17    30.44
CAFI  Camco Fin. Corp. of OH                  17.75   3,214    57.0        19.25   14.05   17.78   -0.17    N.A.    17.39
CMRN  Cameron Fin. Corp. of MO                17.75   2,627    46.6        18.00   14.25   17.37    2.19    N.A.    10.94
CAPS  Capital Savings Bancorp of MO           15.75   1,892    29.8        18.25    9.62   15.75    0.00   18.87    21.15
CFNC  Carolina Fincorp of NC*                 17.62   1,851    32.6        17.87   13.00   17.37    1.44    N.A.    31.79
CASB  Cascade SB of Everett WA(8)             12.75   2,571    32.8        16.80   10.40   13.25   -3.77   -0.39    -1.16
CATB  Catskill Fin. Corp. of NY*              16.25   4,720    76.7        17.00   11.37   16.37   -0.73    N.A.    16.07
CNIT  Cenit Bancorp of Norfolk VA             49.75   1,650    82.1        52.75   38.50   52.75   -5.69  213.29    19.88
CEBK  Central Co-Op. Bank of MA*              21.00   1,965    41.3        21.00   14.75   19.50    7.69  300.00    20.00
CENB  Century Bancshares of NC*               79.50     407    32.4        79.50   62.00   79.50    0.00    N.A.    22.31
CBSB  Charter Financial Inc. of IL            21.00   4,150    87.2        21.50   11.62   20.12    4.37    N.A.    68.00
COFI  Charter One Financial of OH             56.25  46,186 2,598.0        57.94   36.79   54.37    3.46  221.43    33.93
CVAL  Chester Valley Bancorp of PA            21.00   2,059    43.2        22.86   13.71   24.00  -12.50   85.35    48.94
CTZN  CitFed Bancorp of Dayton OH             45.75   8,638   395.2        46.75   25.00   44.00    3.98  408.33    38.64
CLAS  Classic Bancshares of KY                14.25   1,305    18.6        15.00   11.25   14.12    0.92    N.A.    22.63
CMSB  Cmnwealth Bancorp of PA                 17.19  17,096   293.9        17.50   10.75   17.25   -0.35    N.A.    14.60
CBSA  Coastal Bancorp of Houston TX           30.12   4,972   149.8        30.87   19.62   29.50    2.10    N.A.    31.70
CFCP  Coastal Fin. Corp. of SC                23.37   4,641   108.5        27.75   14.25   23.50   -0.55  133.70    48.38
CMSV  Commty. Svgs, MHC of FL (48.5)          32.75   5,090    80.9        32.75   16.00   31.25    4.80    N.A.    59.76
CFTP  Community Fed. Bancorp of MS            17.75   4,629    82.2        20.00   13.25   18.00   -1.39    N.A.     4.41
CFFC  Community Fin. Corp. of VA              21.75   1,275    27.7        23.50   20.50   21.75    0.00  210.71     4.82
CFBC  Community First Bnkg Co. of GA          34.38   2,414    83.0        34.87   31.87   33.87    1.51    N.A.     N.A.
CIBI  Community Inv. Bancorp of OH            15.50     929    14.4        16.00   10.33   16.00   -3.13    N.A.    36.80
COOP  Cooperative Bk.for Svgs. of NC          28.00   1,492    41.8        28.00   18.00   27.00    3.70  180.00    38.27
CRZY  Crazy Woman Creek Bncorp of WY          14.62     955    14.0        14.62   10.87   14.37    1.74    N.A.    21.83
DNFC  D&N Financial Corp. of MI               20.50   8,191   167.9        20.50   13.00   18.62   10.10  134.29    22.39
DCBI  Delphos Citizens Bancorp of OH          16.75   2,039    34.2        16.75   11.75   16.00    4.69    N.A.    39.58
                                                 Current Per Share Financials
                                             ----------------------------------------
                                                                      Tangible
                                             Trailing  12 Mo.   Book    Book
                                              12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                         EPS(3)   EPS(3)  Share  Share(4) Share
- ---------------------                        -------- ------- ------- ------- -------
                                               ($)      ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
ABCL  Allied Bancorp of IL                     0.91    1.33   23.40   23.11   262.72
ATSB  AmTrust Capital Corp. of IN              0.40    0.26   13.73   13.58   135.04
AHCI  Ambanc Holding Co., Inc. of NY*         -0.65   -0.65   13.85   13.85   108.86
ASBI  Ameriana Bancorp of IN                   0.75    1.05   13.49   13.48   123.14
AFFFZ America First Fin. Fund of CA(8)         5.51    6.76   30.76   30.38   364.44
ANBK  American Nat'l Bancorp of MD(8)          0.37    0.86   12.54   12.54   139.86
ABCW  Anchor Bancorp Wisconsin of WI           3.10    3.99   26.49   25.99   425.70
ANDB  Andover Bancorp, Inc. of MA*             2.57    2.65   19.59   19.59   243.00
ASFC  Astoria Financial Corp. of NY            1.96    2.80   28.59   24.01   365.36
AVND  Avondale Fin. Corp. of IL               -0.85   -2.63   15.85   15.85   173.75
BKCT  Bancorp Connecticut of CT*               2.15    2.03   17.32   17.32   169.05
BPLS  Bank Plus Corp. of CA                   -0.46    0.04    9.27    9.26   183.03
BWFC  Bank West Fin. Corp. of MI               0.53    0.47   12.89   12.89    88.80
BANC  BankAtlantic Bancorp of FL               0.98    0.71    6.83    5.61   121.50
BKUNA BankUnited SA of FL                      0.29    0.48    7.59    6.15   203.77
BVCC  Bay View Capital Corp. of CA             0.97    1.58   15.12   12.69   238.56
FSNJ  Bayonne Banchsares of NJ                -1.05    0.58   15.69   15.69   188.32
BFSB  Bedford Bancshares of VA                 1.14    1.46   16.80   16.80   118.61
BFFC  Big Foot Fin. Corp. of IL                0.04    0.35   14.34   14.34    84.46
BSBC  Branford SB of CT(8)*                    0.32    0.32    2.64    2.64    28.44
BYFC  Broadway Fin. Corp. of CA               -0.19    0.29   14.65   14.65   146.40
CBES  CBES Bancorp of MO                       0.69    0.86   17.08   17.08    92.90
CCFH  CCF Holding Company of GA                0.05    0.07   14.36   14.36   122.93
CENF  CENFED Financial Corp. of CA             1.98    2.82   20.85   20.81   400.68
CFSB  CFSB Bancorp of Lansing MI               1.37    1.73   12.65   12.65   165.90
CKFB  CKF Bancorp of Danville KY               1.17    0.86   15.75   15.75    65.74
CNSB  CNS Bancorp of MO                        0.25    0.46   14.84   14.84    59.50
CSBF  CSB Financial Group Inc of IL*           0.21    0.32   12.77   12.04    50.95
CBCI  Calumet Bancorp of Chicago IL            2.72    3.45   36.46   36.46   235.23
CAFI  Camco Fin. Corp. of OH                   1.11    1.24   14.58   13.45   152.41
CMRN  Cameron Fin. Corp. of MO                 0.78    0.97   17.18   17.18    79.22
CAPS  Capital Savings Bancorp of MO            0.82    1.15   11.28   11.28   128.18
CFNC  Carolina Fincorp of NC*                  0.68    0.65   13.75   13.75    60.25
CASB  Cascade SB of Everett WA(8)              0.61    0.77    8.46    8.46   137.04
CATB  Catskill Fin. Corp. of NY*               0.85    0.86   15.08   15.08    60.22
CNIT  Cenit Bancorp of Norfolk VA              3.75    3.44   31.12   28.58   430.03
CEBK  Central Co-Op. Bank of MA*               1.44    1.46   17.07   15.20   163.33
CENB  Century Bancshares of NC*                4.31    4.36   73.51   73.51   245.57
CBSB  Charter Financial Inc. of IL             1.05    1.47   13.71   12.13    94.76
COFI  Charter One Financial of OH              2.98    3.73   21.15   19.80   315.35
CVAL  Chester Valley Bancorp of PA             0.94    1.33   13.14   13.14   157.20
CTZN  CitFed Bancorp of Dayton OH              1.94    2.73   22.83   20.57   358.59
CLAS  Classic Bancshares of KY                 0.45    0.63   14.84   12.52   100.81
CMSB  Cmnwealth Bancorp of PA                  0.69    0.88   12.89   10.08   133.89
CBSA  Coastal Bancorp of Houston TX            1.45    2.52   19.85   16.50   596.15
CFCP  Coastal Fin. Corp. of SC                 0.95    1.04    6.68    6.68   108.33
CMSV  Commty. Svgs, MHC of FL (48.5)           0.73    1.09   15.46   15.46   137.48
CFTP  Community Fed. Bancorp of MS             0.59    0.72   12.40   12.40    45.16
CFFC  Community Fin. Corp. of VA               1.32    1.67   18.86   18.86   137.58
CFBC  Community First Bnkg Co. of GA           1.05    1.06   28.74   28.35   186.68
CIBI  Community Inv. Bancorp of OH             0.63    0.96   11.96   11.96    99.36
COOP  Cooperative Bk.for Svgs. of NC          -1.80    0.45   18.03   18.03   236.22
CRZY  Crazy Woman Creek Bncorp of WY           0.58    0.71   14.67   14.67    56.83
DNFC  D&N Financial Corp. of MI                1.10    1.45   10.95   10.84   196.42
DCBI  Delphos Citizens Bancorp of OH           0.72    0.72   14.93   14.93    52.56

RP FINANCIAL, LC.
- -----------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of September 5, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
DIME  Dime Community Bancorp of NY            19.50  13,093   255.3        20.00   13.25   19.62   -0.61    N.A.    32.20
DIBK  Dime Financial Corp. of CT*             29.50   5,147   151.8        29.87   16.00   28.25    4.42  180.95    71.01
EGLB  Eagle BancGroup of IL                   16.75   1,238    20.7        17.00   11.87   16.50    1.52    N.A.    12.64
EBSI  Eagle Bancshares of Tucker GA           16.75   5,660    94.8        18.50   13.62   16.87   -0.71  131.03     8.06
EGFC  Eagle Financial Corp. of CT             35.87   6,279   225.2        36.62   24.25   34.00    5.50  309.94    17.61
ETFS  East Texas Fin. Serv. of TX             19.12   1,025    19.6        19.25   14.50   18.75    1.97    N.A.    16.80
EMLD  Emerald Financial Corp of OH            13.75   5,062    69.6        15.00   10.50   14.50   -5.17    N.A.    22.22
EIRE  Emerald Island Bancorp, MA*             25.50   2,246    57.3        25.50   12.00   21.75   17.24  234.65    59.38
EFBC  Empire Federal Bancorp of MT            15.63   2,592    40.5        15.75   12.50   15.50    0.84    N.A.     N.A.
EFBI  Enterprise Fed. Bancorp of OH           19.75   2,001    39.5        20.50   12.87   20.00   -1.25    N.A.    36.21
EQSB  Equitable FSB of Wheaton MD             37.50     602    22.6        39.25   24.75   37.94   -1.16    N.A.    32.74
FFFG  F.F.O. Financial Group of FL(8)          5.94   8,446    50.2         6.12    2.62    6.06   -1.98  -28.52    76.26
FCBF  FCB Fin. Corp. of Neenah WI             26.75   4,073   109.0        28.00   17.00   26.75    0.00    N.A.    44.59
FFBS  FFBS Bancorp of Columbus MS             23.00   1,557    35.8        26.00   21.00   23.00    0.00    N.A.     0.00
FFDF  FFD Financial Corp. of OH               14.75   1,455    21.5        15.63   10.19   14.75    0.00    N.A.    11.32
FFLC  FFLC Bancorp of Leesburg FL             31.37   2,318    72.7        32.00   18.25   30.50    2.85    N.A.    45.91
FFFC  FFVA Financial Corp. of VA              30.25   4,521   136.8        31.00   17.25   29.31    3.21    N.A.    47.56
FFWC  FFW Corporation of Wabash IN            29.50     711    21.0        29.50   19.50   29.25    0.85    N.A.    34.83
FFYF  FFY Financial Corp. of OH               27.19   4,145   112.7        28.25   24.00   27.12    0.26    N.A.     7.43
FMCO  FMS Financial Corp. of NJ               27.25   2,388    65.1        31.50   15.50   25.25    7.92  202.78    49.32
FFHH  FSF Financial Corp. of MN               18.50   3,033    56.1        18.50   12.00   17.75    4.23    N.A.    22.35
FOBC  Fed One Bancorp of Wheeling WV          20.00   2,373    47.5        22.00   15.00   20.00    0.00  100.00    26.98
FBCI  Fidelity Bancorp of Chicago IL          22.37   2,792    62.5        22.50   16.25   21.25    5.27    N.A.    31.59
FSBI  Fidelity Bancorp, Inc. of PA            22.00   1,550    34.1        22.00   15.46   21.25    3.53  184.61    21.01
FFFL  Fidelity FSB, MHC of FL (47.7)          27.87   6,771    89.9        28.13   14.75   26.75    4.19    N.A.    57.01
FFED  Fidelity Fed. Bancorp of IN              8.50   2,490    21.2        11.75    7.50    9.25   -8.11   20.57   -12.82
FFOH  Fidelity Financial of OH                16.00   5,579    89.3        16.37    9.62   15.25    4.92    N.A.    39.13
FIBC  Financial Bancorp, Inc. of NY           22.87   1,722    39.4        22.87   14.00   19.87   15.10    N.A.    52.47
FBSI  First Bancshares of MO                  23.75   1,096    26.0        25.25   15.00   24.25   -2.06   86.27    42.90
FBBC  First Bell Bancorp of PA                15.94   6,511   103.8        17.37   13.12   16.00   -0.38    N.A.    20.30
FBER  First Bergen Bancorp of NJ              18.37   3,000    55.1        19.50   10.00   17.75    3.49    N.A.    59.74
SKBO  First Carnegie,MHC of PA(45.0)          16.50   2,300    17.1        16.75   11.62   15.50    6.45    N.A.     N.A.
FSTC  First Citizens Corp of GA               33.00   1,833    60.5        33.00   20.75   32.00    3.13  164.00    30.69
FCME  First Coastal Corp. of ME*              10.75   1,359    14.6        11.25    6.00   10.87   -1.10    N.A.    38.71
FFBA  First Colorado Bancorp of Co            18.56  16,561   307.4        20.12   14.00   19.00   -2.32  462.42     9.18
FDEF  First Defiance Fin.Corp. of OH          14.75   9,341   137.8        15.50   10.50   14.75    0.00    N.A.    19.24
FESX  First Essex Bancorp of MA*              17.87   7,504   134.1        18.25   11.12   16.75    6.69  197.83    36.20
FFES  First FS&LA of E. Hartford CT           34.50   2,676    92.3        35.00   18.75   32.50    6.15  430.77    50.00
FFSX  First FS&LA. MHC of IA (46.1)           28.00   2,828    36.5        35.00   20.75   29.00   -3.45  319.79    43.59
BDJI  First Fed. Bancorp. of MN               22.00     683    15.0        22.00   14.75   21.00    4.76    N.A.    18.92
FFBH  First Fed. Bancshares of AR             21.12   4,896   103.4        21.62   14.75   21.00    0.57    N.A.    33.08
FTFC  First Fed. Capital Corp. of WI          24.50   9,141   224.0        26.50   13.67   24.50    0.00  226.67    56.35
FFKY  First Fed. Fin. Corp. of KY             21.75   4,170    90.7        23.00   17.75   21.50    1.16   38.10     7.41
FFBZ  First Federal Bancorp of OH             18.50   1,572    29.1        19.75   12.50   18.50    0.00   85.00    15.63
FFCH  First Fin. Holdings Inc. of SC          33.62   6,357   213.7        34.50   18.75   33.00    1.88  174.45    49.42
FFBI  First Financial Bancorp of IL           18.87     415     7.8        19.25   15.50   18.87    0.00    N.A.    18.90
FFHC  First Financial Corp. of WI(8)          32.69  36,209 1,183.7        32.69   18.40   32.25    1.36  107.56    33.43
FFHS  First Franklin Corp. of OH              19.75   1,192    23.5        21.00   14.25   19.75    0.00   50.53    19.70
FGHC  First Georgia Hold. Corp of GA           7.75   3,052    23.7         8.25    4.17    7.75    0.00  102.35    36.68
FSPG  First Home Bancorp of NJ                20.12   2,708    54.5        20.12   13.50   20.12    0.00  235.33    45.06
FFSL  First Independence Corp. of KS          13.75     997    13.7        14.50    9.50   13.00    5.77    N.A.    32.59
FISB  First Indiana Corp. of IN               22.25  10,561   235.0        24.30   17.37   20.50    8.54   64.81     3.97
FKFS  First Keystone Fin. Corp of PA          28.50   1,228    35.0        28.50   17.75   27.75    2.70    N.A.    48.05
FLKY  First Lancaster Bncshrs of KY           15.69     959    15.0        16.25   13.87   15.69    0.00    N.A.     7.32
FLFC  First Liberty Fin. Corp. of GA          22.50   7,725   173.8        23.75   15.17   22.50    0.00  342.91    22.48
                                                  Current Per Share Financials
                                            ----------------------------------------
                                                                     Tangible
                                            Trailing  12 Mo.   Book    Book
                                             12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                        EPS(3)   EPS(3)  Share  Share(4) Share
- ---------------------                       -------- ------- ------- ------- -------
                                               ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
DIME  Dime Community Bancorp of NY            0.94    1.01   14.58   12.56   100.44
DIBK  Dime Financial Corp. of CT*             2.82    2.83   13.52   13.08   169.78
EGLB  Eagle BancGroup of IL                  -0.12    0.27   16.69   16.69   140.80
EBSI  Eagle Bancshares of Tucker GA           0.64    0.87   12.45   12.45   149.91
EGFC  Eagle Financial Corp. of CT             0.19    1.13   22.02   17.19   320.65
ETFS  East Texas Fin. Serv. of TX             0.34    0.70   19.97   19.97   109.95
EMLD  Emerald Financial Corp of OH            0.81    1.00    9.03    8.89   119.14
EIRE  Emerald Island Bancorp, MA*             1.52    1.60   13.39   13.39   189.23
EFBC  Empire Federal Bancorp of MT            0.35    0.46   14.76   14.76    42.30
EFBI  Enterprise Fed. Bancorp of OH           0.82    0.91   15.82   15.80   128.29
EQSB  Equitable FSB of Wheaton MD             2.20    3.51   25.80   25.80   511.96
FFFG  F.F.O. Financial Group of FL(8)         0.25    0.36    2.46    2.46    37.89
FCBF  FCB Fin. Corp. of Neenah WI             0.60    0.71   11.65   11.65    66.58
FFBS  FFBS Bancorp of Columbus MS             0.95    1.20   16.15   16.15    83.98
FFDF  FFD Financial Corp. of OH               0.44    0.61   14.50   14.50    58.62
FFLC  FFLC Bancorp of Leesburg FL             1.06    1.53   22.51   22.51   167.00
FFFC  FFVA Financial Corp. of VA              1.32    1.60   16.29   15.95   123.62
FFWC  FFW Corporation of Wabash IN            1.89    2.36   24.11   21.72   253.24
FFYF  FFY Financial Corp. of OH               1.28    1.82   19.82   19.82   144.57
FMCO  FMS Financial Corp. of NJ               1.56    2.29   15.24   14.97   232.38
FFHH  FSF Financial Corp. of MN               0.78    0.99   14.16   14.16   124.71
FOBC  Fed One Bancorp of Wheeling WV          0.99    1.41   16.63   15.86   150.32
FBCI  Fidelity Bancorp of Chicago IL          0.95    1.33   18.22   18.18   175.45
FSBI  Fidelity Bancorp, Inc. of PA            1.08    1.72   15.83   15.83   234.39
FFFL  Fidelity FSB, MHC of FL (47.7)          0.50    0.79   12.36   12.27   147.58
FFED  Fidelity Fed. Bancorp of IN             0.17    0.30    5.17    5.17   100.52
FFOH  Fidelity Financial of OH                0.51    0.75   12.17   10.74    94.06
FIBC  Financial Bancorp, Inc. of NY           0.87    1.55   15.35   15.28   164.04
FBSI  First Bancshares of MO                  1.29    1.56   20.26   20.23   149.61
FBBC  First Bell Bancorp of PA                1.06    1.23   10.78   10.78   109.72
FBER  First Bergen Bancorp of NJ              0.38    0.66   13.47   13.47    94.92
SKBO  First Carnegie,MHC of PA(45.0)          0.24    0.35   10.21   10.21    65.23
FSTC  First Citizens Corp of GA               1.45    1.43   16.26   12.20   178.05
FCME  First Coastal Corp. of ME*              4.50    4.36   10.35   10.35   112.13
FFBA  First Colorado Bancorp of Co            0.81    0.80   11.79   11.63    91.20
FDEF  First Defiance Fin.Corp. of OH          0.43    0.59   12.60   12.60    59.12
FESX  First Essex Bancorp of MA*              1.32    1.15   11.57   10.05   165.97
FFES  First FS&LA of E. Hartford CT           1.52    2.50   23.63   23.63   367.56
FFSX  First FS&LA. MHC of IA (46.1)           0.69    1.19   13.74   13.63   165.69
BDJI  First Fed. Bancorp. of MN               0.47    1.00   17.60   17.60   161.92
FFBH  First Fed. Bancshares of AR             0.81    1.11   16.36   16.36   109.31
FTFC  First Fed. Capital Corp. of WI          1.18    1.37   10.64    9.97   167.40
FFKY  First Fed. Fin. Corp. of KY             1.14    1.36   12.40   11.68    90.50
FFBZ  First Federal Bancorp of OH             0.88    1.23    9.66    9.65   128.03
FFCH  First Fin. Holdings Inc. of SC          1.43    2.10   16.03   16.03   262.26
FFBI  First Financial Bancorp of IL          -0.85    0.94   17.63   17.63   203.69
FFHC  First Financial Corp. of WI(8)          1.51    2.03   11.67   11.37   163.81
FFHS  First Franklin Corp. of OH              0.36    1.21   17.17   17.06   190.39
FGHC  First Georgia Hold. Corp of GA          0.32    0.25    4.21    3.86    51.24
FSPG  First Home Bancorp of NJ                1.64    2.14   12.85   12.64   192.91
FFSL  First Independence Corp. of KS          0.47    0.75   11.60   11.60   111.21
FISB  First Indiana Corp. of IN               1.17    1.43   13.77   13.60   144.00
FKFS  First Keystone Fin. Corp of PA          1.35    1.93   19.09   19.09   261.24
FLKY  First Lancaster Bncshrs of KY           0.46    0.56   14.44   14.44    42.18
FLFC  First Liberty Fin. Corp. of GA          1.32    1.08   12.30   11.09   166.85

RP FINANCIAL, LC.
- ---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                          Exhibit IV-1 (continued)
                    Weekly Thrift Market Line - Part One
                       Prices As Of September 5, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
CASH  First Midwest Fin. Corp. of IA          18.87   2,734    51.6        18.87   15.00   18.19    3.74    N.A.    23.09
FMBD  First Mutual Bancorp of IL              15.25   3,507    53.5        16.12   13.00   15.00    1.67    N.A.     1.67
FMSB  First Mutual SB of Bellevue WA*         20.50   2,702    55.4        22.25   12.50   21.00   -2.38  164.52    28.85
FNGB  First Northern Cap. Corp of WI          13.50   8,834   119.3        14.00    7.62   12.75    5.88   85.95    66.05
FFPB  First Palm Beach Bancorp of FL          34.87   5,031   175.4        35.00   22.62   35.00   -0.37    N.A.    47.63
FSLA  First SB SLA MHC of NJ (47.5)           31.00   7,264   105.5        32.00   14.66   29.87    3.78  210.00    67.57
SOPN  First SB, SSB, Moore Co. of NC          21.00   3,679    77.3        24.00   17.00   20.62    1.84    N.A.    12.00
FWWB  First Savings Bancorp of WA*            24.75  10,519   260.3        24.87   16.50   24.75    0.00    N.A.    34.73
SHEN  First Shenango Bancorp of PA            29.00   2,072    60.1        29.25   20.25   27.50    5.45    N.A.    28.89
FSFC  First So.east Fin. Corp. of SC(8)       15.63   4,388    68.6        15.63    9.12   14.75    5.97    N.A.    66.63
FBNW  FirstBank Corp of Clarkston WA          17.37   1,984    34.5        19.00   15.50   17.50   -0.74    N.A.     N.A.
FFDB  FirstFed Bancorp of AL                  17.75   1,148    20.4        18.50   12.50   16.53    7.38    N.A.    42.00
FSPT  FirstSpartan Fin. Corp. of SC           35.62   4,430   157.8        37.00   35.00   35.37    0.71    N.A.     N.A.
FLAG  Flag Financial Corp of GA               14.50   2,037    29.5        14.87    9.75   14.75   -1.69   47.96    34.88
FLGS  Flagstar Bancorp, Inc of MI             19.12  13,670   261.4        20.00   13.00   19.37   -1.29    N.A.     N.A.
FFIC  Flushing Fin. Corp. of NY*              22.12   7,979   176.5        23.50   17.37   20.00   10.60    N.A.    22.08
FBHC  Fort Bend Holding Corp. of TX           33.75     827    27.9        34.75   16.87   34.25   -1.46    N.A.    32.35
FTSB  Fort Thomas Fin. Corp. of KY            11.75   1,495    17.6        14.75    9.25   12.00   -2.08    N.A.   -19.63
FKKY  Frankfort First Bancorp of KY           11.12   3,280    36.5        12.25    8.00   10.87    2.30    N.A.    -2.20
FTNB  Fulton Bancorp of MO                    21.00   1,719    36.1        21.25   12.50   21.00    0.00    N.A.    36.63
GFSB  GFS Bancorp of Grinnell IA              14.25     988    14.1        14.50   10.12   14.25    0.00    N.A.    34.18
GUPB  GFSB Bancorp of Gallup NM               18.75     839    15.7        19.75   13.50   18.75    0.00    N.A.    18.15
GSLA  GS Financial Corp. of LA                16.00   3,438    55.0        16.12   13.37   15.75    1.59    N.A.     N.A.
GOSB  GSB Financial Corp. of NY               14.50   2,248    32.6        14.87   14.25   14.37    0.90    N.A.     N.A.
GWBC  Gateway Bancorp of KY(8)                17.87   1,076    19.2        18.25   13.25   17.62    1.42    N.A.    25.40
GBCI  Glacier Bancorp of MT                   18.87   6,812   128.5        20.25   15.33   17.75    6.31  290.68    15.55
GFCO  Glenway Financial Corp. of OH           25.00   1,140    28.5        27.00   18.25   25.00    0.00    N.A.    21.95
GTPS  Great American Bancorp of IL            17.75   1,760    31.2        18.00   13.50   18.00   -1.39    N.A.    19.85
GTFN  Great Financial Corp. of KY             34.87  13,791   480.9        35.12   27.62   33.37    4.50    N.A.    19.75
GSBC  Great Southern Bancorp of MO            17.37   8,105   140.8        18.00   14.12   17.00    2.18  494.86    -2.47
GDVS  Greater DV SB,MHC of PA (19.9)*         24.50   3,272    15.9        24.75    9.25   20.75   18.07    N.A.   136.26
GSFC  Green Street Fin. Corp. of NC           18.62   4,298    80.0        19.00   13.87   18.37    1.36    N.A.    20.13
GFED  Guarnty FS&LA,MHC of MO (31.0)(8)       19.12   3,125    18.5        20.50    9.75   19.00    0.63    N.A.    58.54
HCBB  HCB Bancshares of AR                    13.50   2,645    35.7        14.12   12.62   13.75   -1.82    N.A.     N.A.
HEMT  HF Bancorp of Hemet CA                  14.87   6,282    93.4        15.87    9.25   14.87    0.00    N.A.    33.72
HFFC  HF Financial Corp. of SD                24.06   2,979    71.7        24.06   14.75   22.00    9.36  381.20    38.99
HFNC  HFNC Financial Corp. of NC              16.12  17,192   277.1        22.06   14.87   16.12    0.00    N.A.    -9.79
HMNF  HMN Financial, Inc. of MN               24.50   4,212   103.2        25.75   15.94   24.50    0.00    N.A.    35.21
HALL  Hallmark Capital Corp. of WI            22.12   1,443    31.9        23.75   15.00   22.25   -0.58    N.A.    24.62
HARB  Harbor FSB, MHC of FL (46.6)(8)         57.75   4,970   133.7        57.75   28.75   55.50    4.05    N.A.    61.54
HRBF  Harbor Federal Bancorp of MD            19.75   1,693    33.4        20.00   13.75   19.75    0.00   97.50    25.40
HFSA  Hardin Bancorp of Hardin MO             16.50     859    14.2        17.00   11.25   16.50    0.00    N.A.    32.00
HARL  Harleysville SA of PA                   25.75   1,652    42.5        27.25   14.00   26.00   -0.96   45.07    62.97
HFGI  Harrington Fin. Group of IN             12.12   3,257    39.5        13.00    9.75   12.00    1.00    N.A.    12.74
HARS  Harris SB, MHC of PA (24.3)             44.25  11,223   120.5        44.87   14.75   38.00   16.45    N.A.   142.47
HFFB  Harrodsburg 1st Fin Bcrp of KY          15.25   2,025    30.9        19.00   14.75   15.25    0.00    N.A.   -19.18
HHFC  Harvest Home Fin. Corp. of OH           12.00     915    11.0        13.00    9.25   11.75    2.13    N.A.    23.08
HAVN  Haven Bancorp of Woodhaven NY           40.00   4,377   175.1        40.00   25.56   37.87    5.62    N.A.    39.76
HVFD  Haverfield Corp. of OH(8)               27.50   1,906    52.4        27.50   17.00   26.75    2.80   77.42    43.83
HTHR  Hawthorne Fin. Corp. of CA              17.37   3,035    52.7        17.75    6.62   17.62   -1.42  -36.84   113.65
HMLK  Hemlock Fed. Fin. Corp. of IL           15.12   2,076    31.4        15.50   12.50   15.37   -1.63    N.A.     N.A.
HBNK  Highland Federal Bank of CA             30.25   2,300    69.6        30.50   14.25   29.25    3.42    N.A.    77.94
HIFS  Hingham Inst. for Sav. of MA*           23.87   1,303    31.1        25.25   14.50   24.25   -1.57  423.46    27.31
HBEI  Home Bancorp of Elgin IL                17.62   6,856   120.8        19.31   11.81   17.50    0.69    N.A.    30.52
HBFW  Home Bancorp of Fort Wayne IN           22.37   2,525    56.5        22.37   15.87   22.00    1.68    N.A.    17.74
                                                Current Per Share Financials
                                            ----------------------------------------
                                                                     Tangible
                                            Trailing  12 Mo.   Book    Book
                                             12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                        EPS(3)   EPS(3)  Share  Share(4) Share
- ---------------------                       -------- ------- ------- ------- -------
                                               ($)      ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
CASH  First Midwest Fin. Corp. of IA          1.00    1.27   15.62   13.84   137.10
FMBD  First Mutual Bancorp of IL              0.10    0.32   15.30   11.59   119.10
FMSB  First Mutual SB of Bellevue WA*         1.56    1.52   10.91   10.91   159.89
FNGB  First Northern Cap. Corp of WI          0.44    0.63    8.14    8.14    72.19
FFPB  First Palm Beach Bancorp of FL         -0.09    0.08   21.76   21.23   331.23
FSLA  First SB SLA MHC of NJ (47.5)           0.80    1.25   13.39   11.94   142.18
SOPN  First SB, SSB, Moore Co. of NC          1.06    1.27   18.26   18.26    79.97
FWWB  First Savings Bancorp of WA*            0.89    0.84   14.13   13.00    95.79
SHEN  First Shenango Bancorp of PA            1.69    2.20   21.75   21.75   198.56
FSFC  First So.east Fin. Corp. of SC(8)       0.01    0.70    7.80    7.80    76.29
FBNW  FirstBank Corp of Clarkston WA          0.54    0.44   14.00   14.00    77.62
FFDB  FirstFed Bancorp of AL                  0.95    1.45   14.48   13.20   153.77
FSPT  FirstSpartan Fin. Corp. of SC           1.00    1.16   27.63   27.63   104.97
FLAG  Flag Financial Corp of GA              -0.03    0.17   10.44   10.44   108.95
FLGS  Flagstar Bancorp, Inc of MI             0.00    0.00    6.07    6.07   111.13
FFIC  Flushing Fin. Corp. of NY*              0.93    0.97   16.68   16.68   107.79
FBHC  Fort Bend Holding Corp. of TX           0.74    1.71   23.24   21.64   385.33
FTSB  Fort Thomas Fin. Corp. of KY            0.33    0.50   10.40   10.40    64.84
FKKY  Frankfort First Bancorp of KY          -0.11    0.22    6.94    6.94    40.38
FTNB  Fulton Bancorp of MO                    0.41    0.58   14.47   14.47    57.86
GFSB  GFS Bancorp of Grinnell IA              0.88    1.08   10.66   10.66    93.18
GUPB  GFSB Bancorp of Gallup NM               0.69    0.87   16.88   16.88   103.59
GSLA  GS Financial Corp. of LA                0.34    0.34   16.36   16.36    35.85
GOSB  GSB Financial Corp. of NY               0.52    0.44   13.78   13.78    50.92
GWBC  Gateway Bancorp of KY(8)                0.52    0.72   16.04   16.04    59.32
GBCI  Glacier Bancorp of MT                   1.10    1.23    8.12    7.90    83.33
GFCO  Glenway Financial Corp. of OH           1.06    1.78   23.89   23.57   251.83
GTPS  Great American Bancorp of IL            0.19    0.24   16.68   16.68    77.83
GTFN  Great Financial Corp. of KY             1.59    1.51   20.40   19.53   220.89
GSBC  Great Southern Bancorp of MO            1.15    1.30    7.45    7.45    87.33
GDVS  Greater DV SB,MHC of PA (19.9)*         0.23    0.42    8.64    8.64    74.69
GSFC  Green Street Fin. Corp. of NC           0.56    0.68   14.73   14.73    40.62
GFED  Guarnty FS&LA,MHC of MO (31.0)(8)       0.37    0.56    8.80    8.80    63.86
HCBB  HCB Bancshares of AR                   -0.08    0.29   13.73   13.16    75.24
HEMT  HF Bancorp of Hemet CA                 -0.40   -2.74   12.87   10.53   156.71
HFFC  HF Financial Corp. of SD                1.23    1.67   17.78   17.78   188.54
HFNC  HFNC Financial Corp. of NC              0.43    0.59    9.37    9.37    52.08
HMNF  HMN Financial, Inc. of MN               0.94    1.17   19.42   19.42   134.58
HALL  Hallmark Capital Corp. of WI            1.33    1.68   20.56   20.56   284.01
HARB  Harbor FSB, MHC of FL (46.6)(8)         2.05    2.64   18.85   18.23   224.69
HRBF  Harbor Federal Bancorp of MD            0.58    0.90   16.48   16.48   127.80
HFSA  Hardin Bancorp of Hardin MO             0.58    0.89   15.69   15.69   125.75
HARL  Harleysville SA of PA                   1.46    2.00   13.31   13.31   203.79
HFGI  Harrington Fin. Group of IN             0.61    0.51    7.67    7.67   137.18
HARS  Harris SB, MHC of PA (24.3)             0.79    0.99   14.59   12.76   182.15
HFFB  Harrodsburg 1st Fin Bcrp of KY          0.55    0.73   14.49   14.49    53.80
HHFC  Harvest Home Fin. Corp. of OH           0.23    0.50   11.35   11.35    90.82
HAVN  Haven Bancorp of Woodhaven NY           2.09    3.11   24.20   24.12   407.02
HVFD  Haverfield Corp. of OH(8)               1.02    1.94   15.52   15.52   181.61
HTHR  Hawthorne Fin. Corp. of CA              0.64    1.38   13.07   13.07   284.38
HMLK  Hemlock Fed. Fin. Corp. of IL           0.10    0.55   14.57   14.57    79.44
HBNK  Highland Federal Bank of CA             0.96    1.41   16.39   16.39   219.30
HIFS  Hingham Inst. for Sav. of MA*           1.86    1.86   15.62   15.62   166.99
HBEI  Home Bancorp of Elgin IL                0.25    0.43   13.73   13.73    51.43
HBFW  Home Bancorp of Fort Wayne IN           0.72    1.15   17.62   17.62   132.62

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of September 5, 1997




                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                             52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
HBBI  Home Building Bancorp of IN             20.50     312     6.4        22.00   17.00   20.50    0.00    N.A.     3.80
HCFC  Home City Fin. Corp. of OH              15.50     952    14.8        15.75   12.00   15.50    0.00    N.A.    16.98
HOMF  Home Fed Bancorp of Seymour IN          30.75   3,396   104.4        31.00   17.50   30.00    2.50  205.97    19.42
HWEN  Home Financial Bancorp of IN            16.44     470     7.7        16.62   12.00   15.75    4.38    N.A.    28.94
HPBC  Home Port Bancorp, Inc. of MA*          22.50   1,842    41.4        23.00   14.50   22.37    0.58  181.25    36.36
HMCI  Homecorp, Inc. of Rockford IL           17.00   1,693    28.8        17.00   11.83   15.25   11.48   70.00    33.33
HZFS  Horizon Fin'l. Services of IA           18.87     426     8.0        19.75   14.12   18.87    0.00    N.A.    24.80
HRZB  Horizon Financial Corp. of WA*          15.37   7,417   114.0        16.50   10.65   15.00    2.47   34.59    30.92
IBSF  IBS Financial Corp. of NJ               17.25  11,012   190.0        18.75   12.50   17.12    0.76    N.A.    26.93
ISBF  ISB Financial Corp. of LA               25.00   6,901   172.5        26.25   14.75   25.37   -1.46    N.A.    38.89
ITLA  Imperial Thrift & Loan of CA*           17.87   7,836   140.0        18.25   13.00   17.75    0.68    N.A.    19.13
IFSB  Independence FSB of DC                  14.00   1,281    17.9        14.75    6.75   13.03    7.44  600.00    75.00
INCB  Indiana Comm. Bank, SB of IN            15.75     922    14.5        19.00   13.25   15.75    0.00    N.A.    -3.08
INBI  Industrial Bancorp of OH                14.87   5,277    78.5        15.25   10.50   14.75    0.81    N.A.    16.63
IWBK  Interwest SB of Oak Harbor WA           39.25   8,036   315.4        40.12   27.62   39.50   -0.63  292.50    21.71
IPSW  Ipswich SB of Ipswich MA*               13.25   1,188    15.7        13.25    4.87   13.00    1.92    N.A.   120.83
JXVL  Jacksonville Bancorp of TX              16.50   2,490    41.1        17.00   11.44   16.75   -1.49    N.A.    12.86
JXSB  Jcksnville SB,MHC of IL (45.6)          22.50   1,272    13.1        22.50   11.50   21.50    4.65    N.A.    69.81
JSBA  Jefferson Svgs Bancorp of MO            34.75   5,005   173.9        34.75   22.25   32.75    6.11    N.A.    33.65
JOAC  Joachim Bancorp of MO                   14.62     722    10.6        15.25   12.75   14.50    0.83    N.A.     0.83
KSAV  KS Bancorp of Kenly NC                  18.50     885    16.4        19.12   13.59   18.50    0.00    N.A.    24.08
KSBK  KSB Bancorp of Kingfield ME(8)*         12.50   1,238    15.5        16.00    7.00   14.00  -10.71    N.A.    62.97
KFBI  Klamath First Bancorp of OR             20.12  10,019   201.6        20.12   13.94   19.62    2.55    N.A.    27.75
LSBI  LSB Fin. Corp. of Lafayette IN          22.25     932    20.7        22.25   15.71   20.69    7.54    N.A.    19.82
LVSB  Lakeview SB of Paterson NJ              35.50   2,302    81.7        37.75   20.45   32.25   10.08    N.A.    42.74
LARK  Landmark Bancshares of KS               27.25   1,711    46.6        27.25   15.50   24.25   12.37    N.A.    51.39
LARL  Laurel Capital Group of PA              23.50   1,443    33.9        23.50   14.75   22.50    4.44   83.59    42.42
LSBX  Lawrence Savings Bank of MA*            11.81   4,274    50.5        12.87    6.44   11.37    3.87  243.31    45.26
LFED  Leeds FSB, MHC of MD (36.3)             30.25   3,455    38.0        32.25   13.00   26.25   15.24    N.A.    89.06
LXMO  Lexington B&L Fin. Corp. of MO          16.00   1,138    18.2        16.62   10.06   16.00    0.00    N.A.    18.52
LIFB  Life Bancorp of Norfolk VA              25.25   9,847   248.6        26.62   15.25   24.25    4.12    N.A.    40.28
LFBI  Little Falls Bancorp of NJ              17.50   2,745    48.0        17.50   10.37   17.37    0.75    N.A.    37.25
LOGN  Logansport Fin. Corp. of IN             15.50   1,260    19.5        15.75   11.12   14.50    6.90    N.A.    37.78
LONF  London Financial Corp. of OH            15.00     515     7.7        17.50   10.75   15.00    0.00    N.A.     6.23
LISB  Long Island Bancorp, Inc of NY          42.50  23,968 1,018.6        42.50   28.19   39.87    6.60    N.A.    21.43
MAFB  MAF Bancorp of IL                       31.59  15,393   486.3        34.75   17.17   30.75    2.73  271.65    36.34
MBLF  MBLA Financial Corp. of MO              23.25   1,298    30.2        24.75   19.00   23.75   -2.11    N.A.    22.37
MFBC  MFB Corp. of Mishawaka IN               23.00   1,690    38.9        23.50   15.50   23.50   -2.13    N.A.    38.39
MLBC  ML Bancorp of Villanova PA              20.87  10,566   220.5        21.00   12.87   20.50    1.80    N.A.    47.80
MSBF  MSB Financial Corp. of MI               13.25   1,249    16.5        16.50    9.00   13.25    0.00    N.A.    39.47
MGNL  Magna Bancorp of MS(8)                  27.12  13,754   373.0        27.37   16.75   25.37    6.90  442.40    54.97
MARN  Marion Capital Holdings of IN           23.50   1,768    41.5        23.75   19.25   23.00    2.17    N.A.    22.08
MRKF  Market Fin. Corp. of OH                 14.19   1,336    19.0        14.75   12.25   14.19    0.00    N.A.     N.A.
MFCX  Marshalltown Fin. Corp. of IA(8)        16.75   1,411    23.6        16.87   14.25   16.75    0.00    N.A.    12.64
MFSL  Maryland Fed. Bancorp of MD             45.00   3,210   144.5        50.50   28.09   43.00    4.65  328.57    29.50
MASB  MassBank Corp. of Reading MA*           52.50   2,681   140.8        53.00   32.75   51.25    2.44  325.79    37.72
MFLR  Mayflower Co-Op. Bank of MA*            18.00     890    16.0        19.75   14.75   17.50    2.86  260.00     5.88
MECH  Mechanics SB of Hartford CT*            23.75   5,290   125.6        24.75   13.25   22.50    5.56    N.A.    50.79
MDBK  Medford Bank of Medford, MA*            32.50   4,541   147.6        32.87   23.00   31.50    3.17  364.29    26.21
MERI  Meritrust FSB of Thibodaux LA           43.87     774    34.0        43.87   30.75   41.03    6.92    N.A.    38.74
MWBX  MetroWest Bank of MA*                    6.62  13,953    92.4         6.81    3.75    6.25    5.92   60.68    23.28
MCBS  Mid Continent Bancshares of KS(8)       37.50   1,958    73.4        37.50   18.50   29.75   26.05    N.A.    60.46
MIFC  Mid Iowa Financial Corp. of IA           9.62   1,676    16.1        10.00    6.00    9.25    4.00   92.40    51.02
MCBN  Mid-Coast Bancorp of ME                 25.00     233     5.8        25.75   18.00   25.50   -1.96  337.83    31.58
MWBI  Midwest Bancshares, Inc. of IA          36.00     348    12.5        36.00   24.50   36.00    0.00  260.00    35.85

                                                 Current Per Share Financials
                                             ----------------------------------------
                                                                      Tangible
                                             Trailing  12 Mo.   Book    Book
                                              12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                         EPS(3)   EPS(3)  Share  Share(4) Share
- ---------------------                        -------- ------- ------- ------- -------
                                                 ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
HBBI  Home Building Bancorp of IN              0.29    0.74   18.51   18.51   144.44
HCFC  Home City Fin. Corp. of OH               0.51    0.77   14.77   14.77    71.68
HOMF  Home Fed Bancorp of Seymour IN           2.02    2.35   17.05   16.53   201.06
HWEN  Home Financial Bancorp of IN             0.54    0.68   15.31   15.31    90.44
HPBC  Home Port Bancorp, Inc. of MA*           1.72    1.71   11.39   11.39   107.90
HMCI  Homecorp, Inc. of Rockford IL            0.27    0.85   12.81   12.81   195.87
HZFS  Horizon Fin'l. Services of IA            0.65    1.04   19.75   19.75   201.81
HRZB  Horizon Financial Corp. of WA*           1.07    1.05   10.91   10.91    69.93
IBSF  IBS Financial Corp. of NJ                0.33    0.58   11.59   11.59    66.59
ISBF  ISB Financial Corp. of LA                0.77    1.04   16.58   14.06   136.06
ITLA  Imperial Thrift & Loan of CA*            1.45    1.45   11.92   11.87   108.50
IFSB  Independence FSB of DC                   0.29    0.66   13.38   11.73   205.12
INCB  Indiana Comm. Bank, SB of IN             0.16    0.50   12.27   12.27    99.06
INBI  Industrial Bancorp of OH                 0.45    0.88   11.63   11.63    65.68
IWBK  Interwest SB of Oak Harbor WA            1.82    2.47   15.46   15.12   228.05
IPSW  Ipswich SB of Ipswich MA*                1.68    1.32    9.11    9.11   159.41
JXVL  Jacksonville Bancorp of TX               0.90    1.18   13.55   13.55    90.84
JXSB  Jcksnville SB,MHC of IL (45.6)           0.36    0.79   13.43   13.43   127.94
JSBA  Jefferson Svgs Bancorp of MO             0.69    1.63   21.24   16.18   259.13
JOAC  Joachim Bancorp of MO                    0.23    0.38   13.63   13.63    48.39
KSAV  KS Bancorp of Kenly NC                   1.08    1.40   16.22   16.21   119.91
KSBK  KSB Bancorp of Kingfield ME(8)*          1.04    1.08    8.10    7.62   113.08
KFBI  Klamath First Bancorp of OR              0.55    0.83   14.20   14.20    72.65
LSBI  LSB Fin. Corp. of Lafayette IN           1.51    1.33   18.44   18.44   208.28
LVSB  Lakeview SB of Paterson NJ               2.78    1.93   19.91   15.92   209.23
LARK  Landmark Bancshares of KS                1.13    1.33   18.38   18.38   133.31
LARL  Laurel Capital Group of PA               1.61    2.03   14.73   14.73   146.91
LSBX  Lawrence Savings Bank of MA*             1.40    1.38    7.45    7.45    85.71
LFED  Leeds FSB, MHC of MD (36.3)              0.63    0.90   13.20   13.20    81.59
LXMO  Lexington B&L Fin. Corp. of MO           0.55    0.71   14.74   14.74    52.05
LIFB  Life Bancorp of Norfolk VA               1.01    1.23   15.94   15.49   151.14
LFBI  Little Falls Bancorp of NJ               0.29    0.51   14.51   13.40   109.29
LOGN  Logansport Fin. Corp. of IN              0.74    0.96   12.67   12.67    65.99
LONF  London Financial Corp. of OH             0.48    0.73   14.60   14.60    74.25
LISB  Long Island Bancorp, Inc of NY           1.44    1.67   22.17   21.95   246.53
MAFB  MAF Bancorp of IL                        1.51    2.10   16.57   14.39   210.25
MBLF  MBLA Financial Corp. of MO               1.11    1.42   21.98   21.98   180.91
MFBC  MFB Corp. of Mishawaka IN                0.77    1.16   20.05   20.05   146.89
MLBC  ML Bancorp of Villanova PA               1.36    1.23   13.68   13.44   196.03
MSBF  MSB Financial Corp. of MI                0.65    0.80   10.16   10.16    59.81
MGNL  Magna Bancorp of MS(8)                   1.35    1.49   10.06    9.79    98.39
MARN  Marion Capital Holdings of IN            1.38    1.65   22.10   22.10    98.02
MRKF  Market Fin. Corp. of OH                  0.32    0.32   14.82   14.82    42.35
MFCX  Marshalltown Fin. Corp. of IA(8)         0.30    0.65   14.23   14.23    90.38
MFSL  Maryland Fed. Bancorp of MD              2.17    3.14   30.22   29.84   360.57
MASB  MassBank Corp. of Reading MA*            3.64    3.45   35.92   35.92   337.72
MFLR  Mayflower Co-Op. Bank of MA*             1.39    1.31   13.67   13.44   141.20
MECH  Mechanics SB of Hartford CT*             2.76    2.76   15.93   15.93   155.69
MDBK  Medford Bank of Medford, MA*             2.45    2.29   21.24   19.79   236.19
MERI  Meritrust FSB of Thibodaux LA            1.99    3.10   24.22   24.22   295.20
MWBX  MetroWest Bank of MA*                    0.52    0.52    3.02    3.02    40.60
MCBS  Mid Continent Bancshares of KS(8)        1.87    2.12   19.59   19.59   208.68
MIFC  Mid Iowa Financial Corp. of IA           0.71    1.00    7.00    7.00    74.91
MCBN  Mid-Coast Bancorp of ME                  1.06    1.66   22.06   22.06   256.39
MWBI  Midwest Bancshares, Inc. of IA           1.81    3.01   29.09   29.09   421.10

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of September 5, 1997




                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                             52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
MWFD  Midwest Fed. Fin. Corp of WI            21.25   1,628    34.6        24.50   16.75   20.75    2.41  325.00    14.86
MFFC  Milton Fed. Fin. Corp. of OH            13.75   2,310    31.8        16.00   12.75   13.75    0.00    N.A.    -5.17
MIVI  Miss. View Hold. Co. of MN              15.87     819    13.0        15.87   11.75   15.50    2.39    N.A.    32.25
MBSP  Mitchell Bancorp of NC*                 17.12     931    15.9        17.12   12.12   16.62    3.01    N.A.    20.14
MBBC  Monterey Bay Bancorp of CA              16.62   3,242    53.9        18.25   13.25   16.62    0.00    N.A.    12.68
MONT  Montgomery Fin. Corp. of IN             12.00   1,653    19.8        14.00   11.00   11.94    0.50    N.A.    -7.69
MSBK  Mutual SB, FSB of Bay City MI           13.87   4,274    59.3        13.87    5.12   10.50   32.10   58.51   152.18
NHTB  NH Thrift Bancshares of NH              19.62   2,048    40.2        19.75    9.87   18.50    6.05  324.68    55.47
NSLB  NS&L Bancorp of Neosho MO               18.75     707    13.3        19.00   12.00   18.47    1.52    N.A.    37.67
NMSB  Newmil Bancorp. of CT*                  13.44   3,834    51.5        13.62    7.00   12.87    4.43  110.99    37.85
NASB  North American SB of MO                 49.00   2,229   109.2        55.00   30.75   49.00    0.00  ***.**    43.07
NBSI  North Bancshares of Chicago IL          22.00     997    21.9        22.75   15.75   22.00    0.00    N.A.    33.33
FFFD  North Central Bancshares of IA          16.87   3,258    55.0        17.00   11.75   16.62    1.50    N.A.    24.41
NBN   Northeast Bancorp of ME*                16.75   1,275    21.4        16.75   12.75   14.50   15.52   42.55    19.64
NEIB  Northeast Indiana Bncrp of IN           17.50   1,763    30.9        18.00   12.00   16.75    4.48    N.A.    28.49
NWEQ  Northwest Equity Corp. of WI            16.12     839    13.5        16.75   10.25   16.50   -2.30    N.A.    33.00
NWSB  Northwest SB, MHC of PA (30.7)          25.87  23,376   185.6        26.25   11.00   22.00   17.59    N.A.    93.49
NSSY  Norwalk Savings Society of CT*          36.75   2,410    88.6        37.00   21.25   34.87    5.39    N.A.    57.25
NSSB  Norwich Financial Corp. of CT*          27.81   5,413   150.5        29.00   15.87   27.75    0.22  297.29    41.74
NTMG  Nutmeg FS&LA of CT                      11.00     738     8.1        11.00    7.00   10.75    2.33    N.A.    46.67
OHSL  OHSL Financial Corp. of OH              24.12   1,196    28.8        25.25   19.50   23.25    3.74    N.A.    12.87
OCFC  Ocean Fin. Corp. of NJ                  34.25   8,606   294.8        35.75   22.37   33.62    1.87    N.A.    34.31
OCN   Ocwen Financial Corp. of FL             43.75  26,800 1,172.5        44.75   20.25   42.69    2.48    N.A.    63.55
OFCP  Ottawa Financial Corp. of MI            25.75   4,911   126.5        25.75   16.00   25.37    1.50    N.A.    53.18
PFFB  PFF Bancorp of Pomona CA                19.87  18,716   371.9        19.87   11.62   19.25    3.22    N.A.    33.62
PSFI  PS Financial of Chicago IL              15.50   2,182    33.8        15.50   11.62   14.75    5.08    N.A.    31.91
PVFC  PVF Capital Corp. of OH                 21.25   2,556    54.3        21.75   12.27   21.37   -0.56  382.95    48.39
PCCI  Pacific Crest Capital of CA*            15.12   2,938    44.4        15.50    8.13   15.00    0.80    N.A.    31.48
PAMM  PacificAmerica Money Ctr of CA*         22.75   1,900    43.2        26.00   10.12   23.50   -3.19    N.A.    56.90
PALM  Palfed, Inc. of Aiken SC                17.75   5,284    93.8        17.75   13.00   16.62    6.80   15.48    26.79
PBCI  Pamrapo Bancorp, Inc. of NJ             21.00   2,843    59.7        23.75   18.50   20.75    1.20  273.00     5.00
PFED  Park Bancorp of Chicago IL              16.87   2,431    41.0        16.87   10.31   16.37    3.05    N.A.    29.77
PVSA  Parkvale Financial Corp of PA           30.62   4,055   124.2        30.75   21.40   29.25    4.68  269.81    17.77
PEEK  Peekskill Fin. Corp. of NY              16.87   3,193    53.9        17.00   12.75   16.37    3.05    N.A.    18.39
PFSB  PennFed Fin. Services of NJ             30.00   4,822   144.7        30.50   17.50   28.75    4.35    N.A.    48.15
PWBC  PennFirst Bancorp of PA                 15.63   5,306    82.9        16.59   12.27   15.63    0.00   95.86    26.15
PWBK  Pennwood SB of PA*                      16.75     580     9.7        16.75    9.81   16.75    0.00    N.A.    21.82
PBKB  People's SB of Brockton MA*             17.12   3,595    61.5        17.37   10.00   16.75    2.21  188.22    61.21
PFDC  Peoples Bancorp of Auburn IN            25.00   2,274    56.9        27.00   19.25   23.50    6.38   42.86    23.46
PBCT  Peoples Bank, MHC of CT (40.1)*         29.19  61,053   713.8        29.50   14.12   28.06    4.03  270.90    51.64
PFFC  Peoples Fin. Corp. of OH                17.25   1,491    25.7        17.37   10.87   17.25    0.00    N.A.    27.78
PHBK  Peoples Heritage Fin Grp of ME*         39.50  27,371 1,081.2        40.25   21.88   37.25    6.04  158.00    41.07
PSFC  Peoples Sidney Fin. Corp of OH          16.25   1,785    29.0        16.50   12.56   16.00    1.56    N.A.     N.A.
PERM  Permanent Bancorp of IN                 23.00   2,011    46.3        26.50   16.25   22.75    1.10    N.A.    13.58
PMFI  Perpetual Midwest Fin. of IA            20.87   1,883    39.3        22.00   17.25   21.50   -2.93    N.A.     8.42
PERT  Perpetual of SC, MHC (46.8)(8)          53.00   1,505    37.4        53.00   20.25   40.63   30.45    N.A.   118.56
PCBC  Perry Co. Fin. Corp. of MO              21.25     828    17.6        22.25   17.00   21.37   -0.56    N.A.    25.00
PHFC  Pittsburgh Home Fin. of PA              18.75   1,969    36.9        19.50   10.50   19.50   -3.85    N.A.    40.24
PFSL  Pocahnts Fed, MHC of AR (47.0)          28.50   1,632    21.9        28.50   14.25   27.00    5.56    N.A.    62.86
PTRS  Potters Financial Corp of OH            24.75     487    12.1        24.75   15.50   24.00    3.13    N.A.    23.75
PKPS  Poughkeepsie Fin. Corp. of NY            7.72  12,595    97.2         8.13    4.87    7.25    6.48   -0.39    47.05
PHSB  Ppls Home SB, MHC of PA (45.0)          16.37   2,760    20.3        16.37   13.62   16.00    2.31    N.A.     N.A.
PRBC  Prestige Bancorp of PA                  17.00     915    15.6        17.50   10.25   17.12   -0.70    N.A.    25.93
PETE  Primary Bank of NH(8)*                  26.25   2,089    54.8        26.75   11.67   25.56    2.70    N.A.    72.24
PFNC  Progress Financial Corp. of PA          14.62   3,814    55.8        15.12    5.95   14.75   -0.88   32.79    83.21

                                                   Current Per Share Financials
                                               ----------------------------------------
                                                                        Tangible
                                               Trailing  12 Mo.   Book    Book
                                                12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                           EPS(3)   EPS(3)  Share  Share(4) Share
- ---------------------                          -------- ------- ------- ------- -------
                                                   ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
MWFD  Midwest Fed. Fin. Corp of WI               1.79    1.37   11.21   10.81   127.18
MFFC  Milton Fed. Fin. Corp. of OH               0.39    0.54   11.37   11.37    86.53
MIVI  Miss. View Hold. Co. of MN                 0.59    0.88   16.08   16.08    85.20
MBSP  Mitchell Bancorp of NC*                    0.51    0.60   15.39   15.39    35.49
MBBC  Monterey Bay Bancorp of CA                 0.29    0.55   14.43   13.30   127.33
MONT  Montgomery Fin. Corp. of IN                0.26    0.42   11.22   11.22    62.63
MSBK  Mutual SB, FSB of Bay City MI              0.18    0.07    9.57    9.57   157.56
NHTB  NH Thrift Bancshares of NH                 0.54    0.80   11.78   10.03   153.95
NSLB  NS&L Bancorp of Neosho MO                  0.41    0.64   16.52   16.52    84.46
NMSB  Newmil Bancorp. of CT*                     0.68    0.65    8.27    8.27    84.26
NASB  North American SB of MO                    4.10    3.86   25.37   24.52   330.46
NBSI  North Bancshares of Chicago IL             0.58    0.81   16.95   16.95   119.95
FFFD  North Central Bancshares of IA             1.02    1.18   14.81   14.81    65.34
NBN   Northeast Bancorp of ME*                   0.93    0.86   13.49   11.66   194.14
NEIB  Northeast Indiana Bncrp of IN              0.98    1.15   15.19   15.19   100.01
NWEQ  Northwest Equity Corp. of WI               0.88    1.11   13.22   13.22   115.48
NWSB  Northwest SB, MHC of PA (30.7)             0.58    0.82    8.49    8.00    89.47
NSSY  Norwalk Savings Society of CT*             2.42    2.76   20.64   19.90   256.17
NSSB  Norwich Financial Corp. of CT*             1.42    1.35   14.70   13.27   131.66
NTMG  Nutmeg FS&LA of CT                         0.33    0.45    7.72    7.72   138.80
OHSL  OHSL Financial Corp. of OH                 1.12    1.57   21.21   21.21   192.34
OCFC  Ocean Fin. Corp. of NJ                     0.06    1.49   27.35   27.35   168.27
OCN   Ocwen Financial Corp. of FL                2.65    1.60    9.10    8.69   103.99
OFCP  Ottawa Financial Corp. of MI               0.82    1.32   15.31   12.29   175.39
PFFB  PFF Bancorp of Pomona CA                   0.21    0.61   14.51   14.36   140.60
PSFI  PS Financial of Chicago IL                 0.70    0.71   14.66   14.66    37.88
PVFC  PVF Capital Corp. of OH                    1.40    1.80    9.79    9.79   139.38
PCCI  Pacific Crest Capital of CA*               1.11    1.04    8.95    8.95   126.32
PAMM  PacificAmerica Money Ctr of CA*            3.64    3.64   13.26   13.26    59.13
PALM  Palfed, Inc. of Aiken SC                   0.13    0.76   10.37   10.37   125.83
PBCI  Pamrapo Bancorp, Inc. of NJ                1.16    1.60   16.62   16.49   130.49
PFED  Park Bancorp of Chicago IL                 0.62    0.86   16.27   16.27    72.22
PVSA  Parkvale Financial Corp of PA              1.72    2.54   18.54   18.40   244.45
PEEK  Peekskill Fin. Corp. of NY                 0.57    0.75   14.71   14.71    57.18
PFSB  PennFed Fin. Services of NJ                1.43    2.09   20.17   16.87   274.11
PWBC  PennFirst Bancorp of PA                    0.63    0.91   12.44   11.63   153.97
PWBK  Pennwood SB of PA*                         0.57    0.92   15.04   15.04    86.17
PBKB  People's SB of Brockton MA*                1.16    0.69    8.56    8.20   152.65
PFDC  Peoples Bancorp of Auburn IN               1.39    1.82   19.23   19.23   126.46
PBCT  Peoples Bank, MHC of CT (40.1)*            1.39    1.03   10.93   10.92   128.90
PFFC  Peoples Fin. Corp. of OH                   0.53    0.53   15.78   15.78    58.01
PHBK  Peoples Heritage Fin Grp of ME*            2.36    2.39   15.77   13.29   204.27
PSFC  Peoples Sidney Fin. Corp of OH             0.56    0.73   14.09   14.09    60.57
PERM  Permanent Bancorp of IN                    0.72    1.30   19.74   19.45   215.43
PMFI  Perpetual Midwest Fin. of IA               0.25    0.61   18.00   18.00   210.96
PERT  Perpetual of SC, MHC (46.8)(8)             1.00    1.41   20.13   20.13   170.24
PCBC  Perry Co. Fin. Corp. of MO                 0.90    1.04   18.80   18.80    97.95
PHFC  Pittsburgh Home Fin. of PA                 0.69    0.88   14.21   14.06   130.15
PFSL  Pocahnts Fed, MHC of AR (47.0)             1.39    1.93   14.76   14.76   232.05
PTRS  Potters Financial Corp of OH               1.16    2.06   21.97   21.97   248.85
PKPS  Poughkeepsie Fin. Corp. of NY              0.24    0.37    5.85    5.85    69.88
PHSB  Ppls Home SB, MHC of PA (45.0)             0.32    0.67   14.36   14.36    82.97
PRBC  Prestige Bancorp of PA                     0.47    0.83   16.51   16.51   148.33
PETE  Primary Bank of NH(8)*                     1.24    1.47   14.33   14.31   206.65
PFNC  Progress Financial Corp. of PA             0.54    0.65    5.78    5.10   109.77

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of September 5, 1997




                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                             52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
PSBK  Progressive Bank, Inc. of NY*           33.12   3,821   126.6        34.00   19.83   32.87    0.76  147.72    45.58
PROV  Provident Fin. Holdings of CA           20.00   4,920    98.4        20.12   11.25   19.25    3.90    N.A.    42.86
PULB  Pulaski SB, MHC of MO (29.8)            26.50   2,094    16.5        27.50   12.75   24.75    7.07    N.A.    82.76
PLSK  Pulaski SB, MHC of NJ (46.0)            17.50   2,070    16.7        17.50   11.50   16.62    5.29    N.A.     N.A.
PULS  Pulse Bancorp of S. River NJ            20.50   3,071    63.0        21.25   15.50   20.50    0.00   65.72    30.16
QCFB  QCF Bancorp of Virginia MN              25.00   1,426    35.7        26.25   15.00   26.00   -3.85    N.A.    36.99
QCBC  Quaker City Bancorp of CA               21.25   4,703    99.9        21.25   11.40   20.50    3.66  183.33    39.80
QCSB  Queens County Bancorp of NY*            54.25  10,181   552.3        54.25   24.50   53.87    0.71    N.A.    71.79
RCSB  RCSB Financial, Inc. of NY(8)*          50.84  14,591   741.8        51.75   26.62   48.87    4.03  313.00    75.31
RARB  Raritan Bancorp. of Raritan NJ*         24.00   2,412    57.9        25.50   14.17   22.25    7.87  272.67    54.84
REDF  RedFed Bancorp of Redlands CA           17.50   7,174   125.5        17.50   10.12   17.37    0.75    N.A.    29.63
RELY  Reliance Bancorp, Inc. of NY            32.00   8,776   280.8        32.06   17.50   30.81    3.86    N.A.    64.10
RELI  Reliance Bancshares Inc of WI(8)*        8.62   2,528    21.8        10.12    6.50    8.37    2.99    N.A.    27.70
RIVR  River Valley Bancorp of IN              16.50   1,190    19.6        17.25   13.25   16.50    0.00    N.A.    20.00
RSLN  Roslyn Bancorp, Inc. of NY*             22.12  43,642   965.4        24.31   15.00   22.75   -2.77    N.A.     N.A.
RVSB  Rvrview SB,FSB MHC of WA(41.7)(8)       27.75   2,419    25.4        27.75   13.18   27.00    2.78    N.A.    74.42
SCCB  S. Carolina Comm. Bnshrs of SC          23.50     704    16.5        25.25   15.00   21.50    9.30    N.A.    56.67
SBFL  SB Fngr Lakes MHC of NY (33.1)          25.00   1,785    14.8        25.50   12.75   23.00    8.70    N.A.    81.82
SFED  SFS Bancorp of Schenectady NY           19.25   1,236    23.8        19.50   12.50   19.25    0.00    N.A.    30.51
SGVB  SGV Bancorp of W. Covina CA             15.50   2,342    36.3        15.75    8.75   15.12    2.51    N.A.    37.78
SISB  SIS Bancorp Inc of MA*                  29.25   5,577   163.1        30.37   21.00   29.25    0.00    N.A.    27.90
SWCB  Sandwich Co-Op. Bank of MA*             33.62   1,915    64.4        34.50   21.75   32.00    5.06  290.02    13.01
SECP  Security Capital Corp. of WI(8)        105.25   9,208   969.1       105.25   61.50  103.50    1.69    N.A.    42.71
SFSL  Security First Corp. of OH              17.50   7,574   132.5        19.25    8.83   18.25   -4.11   68.27    44.87
SFNB  Security First Netwrk Bk of GA          11.37   8,620    98.0        28.00    5.50   13.00  -12.54    N.A.    10.93
SMFC  Sho-Me Fin. Corp. of MO(8)              39.37   1,499    59.0        40.25   18.87   38.00    3.61    N.A.    81.01
SOBI  Sobieski Bancorp of S. Bend IN          16.25     775    12.6        16.50   12.00   16.44   -1.16    N.A.    12.07
SOSA  Somerset Savings Bank of MA(8)*          3.97  16,652    66.1         4.03    1.91    3.69    7.59  -22.46   101.52
SSFC  South Street Fin. Corp. of NC*          18.50   4,496    83.2        19.50   12.12   18.75   -1.33    N.A.    32.14
SCBS  Southern Commun. Bncshrs of AL          15.87   1,137    18.0        15.87   13.00   15.87    0.00    N.A.    19.77
SMBC  Southern Missouri Bncrp of MO           17.12   1,638    28.0        18.00   14.00   17.25   -0.75    N.A.    14.13
SWBI  Southwest Bancshares of IL              20.25   2,652    53.7        21.75   17.83   20.25    0.00  102.50    10.96
SVRN  Sovereign Bancorp of PA                 15.50  70,010 1,085.2        16.50    8.85   15.50    0.00  246.76    41.68
STFR  St. Francis Cap. Corp. of WI            36.12   5,308   191.7        38.75   25.00   34.50    4.70    N.A.    38.92
SPBC  St. Paul Bancorp, Inc. of IL            24.12  33,988   819.8        24.37   13.47   23.12    4.33  116.71    53.92
STND  Standard Fin. of Chicago IL(8)          25.62  16,210   415.3        25.87   16.25   25.50    0.47    N.A.    30.58
SFFC  StateFed Financial Corp. of IA          22.00     784    17.2        22.75   16.00   22.00    0.00    N.A.    33.33
SFIN  Statewide Fin. Corp. of NJ              19.25   4,710    90.7        19.25   12.37   18.75    2.67    N.A.    33.96
STSA  Sterling Financial Corp. of WA          20.00   5,567   111.3        20.37   13.00   18.50    8.11  120.02    41.64
SFSB  SuburbFed Fin. Corp. of IL              27.50   1,262    34.7        27.50   16.25   27.50    0.00  312.29    44.74
ROSE  T R Financial Corp. of NY*              26.87  17,519   470.7        28.25   14.31   27.62   -2.72    N.A.    51.38
THRD  TF Financial Corp. of PA                20.12   4,083    82.1        20.50   14.50   19.25    4.52    N.A.    23.82
TPNZ  Tappan Zee Fin., Inc. of NY             17.87   1,497    26.8        17.87   12.00   17.25    3.59    N.A.    31.20
ESBK  The Elmira SB FSB of Elmira NY*         24.25     706    17.1        24.25   14.75   23.44    3.46   68.75    32.88
GRTR  The Greater New York SB of NY(8)*       23.06  13,717   316.3        23.37   12.00   22.94    0.52  147.69    69.31
TSBS  Trenton SB,FSB MHC of NJ(35.9)(8)       29.87   9,037    97.0        30.25   13.75   28.62    4.37    N.A.    86.69
TRIC  Tri-County Bancorp of WY                23.50     609    14.3        24.25   18.00   22.75    3.30    N.A.    30.56
TWIN  Twin City Bancorp of TN                 20.25     853    17.3        20.50   16.75   20.00    1.25    N.A.    17.39
UFRM  United FS&LA of Rocky Mount NC          11.50   3,074    35.4        12.50    7.00   12.00   -4.17  253.85    35.29
UBMT  United Fin. Corp. of MT                 24.00   1,223    29.4        24.00   18.00   23.50    2.13  128.57    24.68
VABF  Va. Beach Fed. Fin. Corp of VA          14.12   4,976    70.3        15.00    7.75   13.62    3.67  201.07    49.58
VFFC  Virginia First Savings of VA(8)         23.87   5,805   138.6        24.00   12.37   23.87    0.00  ***.**    87.22
WHGB  WHG Bancshares of MD                    15.75   1,462    23.0        15.75   11.50   15.75    0.00    N.A.    20.05
WSFS  WSFS Financial Corp. of DE*             15.37  12,421   190.9        15.37    8.00   15.12    1.65  112.00    50.83
WVFC  WVS Financial Corp. of PA*              28.00   1,747    48.9        28.00   21.00   27.00    3.70    N.A.    13.73

                                                Current Per Share Financials
                                            ----------------------------------------
                                                                     Tangible
                                            Trailing  12 Mo.   Book    Book
                                             12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                        EPS(3)   EPS(3)  Share  Share(4) Share
- ---------------------                       -------- ------- ------- ------- -------
                                                ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
PSBK  Progressive Bank, Inc. of NY*           2.30    2.26   19.67   17.57   230.00
PROV  Provident Fin. Holdings of CA           0.39    0.34   17.37   17.37   125.10
PULB  Pulaski SB, MHC of MO (29.8)            0.59    0.82   11.04   11.04    84.92
PLSK  Pulaski SB, MHC of NJ (46.0)            0.21    0.51   10.20   10.20    85.68
PULS  Pulse Bancorp of S. River NJ            1.20    1.80   13.63   13.63   169.39
QCFB  QCF Bancorp of Virginia MN              1.41    1.41   18.98   18.98   104.93
QCBC  Quaker City Bancorp of CA               0.60    0.98   14.94   14.93   170.40
QCSB  Queens County Bancorp of NY*            2.15    2.18   17.08   17.08   144.08
RCSB  RCSB Financial, Inc. of NY(8)*          2.64    2.61   21.69   21.14   276.36
RARB  Raritan Bancorp. of Raritan NJ*         1.46    1.55   12.48   12.27   157.31
REDF  RedFed Bancorp of Redlands CA           0.31    0.80   10.75   10.71   127.16
RELY  Reliance Bancorp, Inc. of NY            1.25    1.85   18.54   13.36   225.25
RELI  Reliance Bancshares Inc of WI(8)*       0.16    0.17    9.08    9.08    18.60
RIVR  River Valley Bancorp of IN              0.46    0.62   14.63   14.41   118.02
RSLN  Roslyn Bancorp, Inc. of NY*             0.59    0.93   14.58   14.51    72.39
RVSB  Rvrview SB,FSB MHC of WA(41.7)(8)       0.88    1.10   10.67    9.74    94.94
SCCB  S. Carolina Comm. Bnshrs of SC          0.52    0.70   17.11   17.11    65.93
SBFL  SB Fngr Lakes MHC of NY (33.1)          0.15    0.51   11.63   11.63   121.40
SFED  SFS Bancorp of Schenectady NY           0.60    1.07   17.44   17.44   139.85
SGVB  SGV Bancorp of W. Covina CA             0.31    0.75   12.77   12.56   174.78
SISB  SIS Bancorp Inc of MA*                  3.31    3.29   18.52   18.52   257.23
SWCB  Sandwich Co-Op. Bank of MA*             2.34    2.39   20.83   19.94   262.09
SECP  Security Capital Corp. of WI(8)         4.88    5.82   64.62   64.62   398.94
SFSL  Security First Corp. of OH              0.88    1.10    8.13    7.99    86.25
SFNB  Security First Netwrk Bk of GA         -3.30   -3.38    3.02    2.97     9.12
SMFC  Sho-Me Fin. Corp. of MO(8)              2.08    2.35   19.81   19.81   219.35
SOBI  Sobieski Bancorp of S. Bend IN          0.32    0.61   15.95   15.95   105.49
SOSA  Somerset Savings Bank of MA(8)*         0.25    0.24    1.96    1.96    30.90
SSFC  South Street Fin. Corp. of NC*          0.45    0.57   13.58   13.58    53.77
SCBS  Southern Commun. Bncshrs of AL          0.19    0.47   13.54   13.54    61.66
SMBC  Southern Missouri Bncrp of MO           0.70    0.69   15.85   15.85   101.15
SWBI  Southwest Bancshares of IL              1.05    1.44   15.69   15.69   142.66
SVRN  Sovereign Bancorp of PA                 0.62    0.96    6.25    4.71   155.67
STFR  St. Francis Cap. Corp. of WI            1.77    1.95   24.43   21.59   310.01
SPBC  St. Paul Bancorp, Inc. of IL            0.93    1.34   11.67   11.64   135.68
STND  Standard Fin. of Chicago IL(8)          0.74    1.07   17.11   17.08   158.83
SFFC  StateFed Financial Corp. of IA          1.17    1.42   19.43   19.43   109.28
SFIN  Statewide Fin. Corp. of NJ              0.76    1.29   13.90   13.88   142.93
STSA  Sterling Financial Corp. of WA          0.28    0.90   12.41   10.82   302.93
SFSB  SuburbFed Fin. Corp. of IL              1.23    1.79   21.92   21.84   338.12
ROSE  T R Financial Corp. of NY*              1.84    1.66   12.58   12.58   202.74
THRD  TF Financial Corp. of PA                0.84    1.13   17.44   15.30   156.93
TPNZ  Tappan Zee Fin., Inc. of NY             0.53    0.49   14.35   14.35    80.07
ESBK  The Elmira SB FSB of Elmira NY*         1.13    1.10   20.32   19.48   322.70
GRTR  The Greater New York SB of NY(8)*       1.38    0.74   11.75   11.75   187.40
TSBS  Trenton SB,FSB MHC of NJ(35.9)(8)       0.86    0.73   11.79   10.81    69.82
TRIC  Tri-County Bancorp of WY                1.10    1.40   22.50   22.50   146.89
TWIN  Twin City Bancorp of TN                 0.66    0.93   16.18   16.18   125.84
UFRM  United FS&LA of Rocky Mount NC          0.19    0.33    6.70    6.70    89.63
UBMT  United Fin. Corp. of MT                 0.94    1.16   19.95   19.95    88.08
VABF  Va. Beach Fed. Fin. Corp of VA          0.26    0.58    8.50    8.50   124.16
VFFC  Virginia First Savings of VA(8)         1.81    1.66   11.35   10.96   140.79
WHGB  WHG Bancshares of MD                    0.34    0.34   14.16   14.16    68.56
WSFS  WSFS Financial Corp. of DE*             1.47    1.48    6.32    6.27   121.45
WVFC  WVS Financial Corp. of PA*              1.69    2.11   18.83   18.83   168.69

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of September 5, 1997




                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                             52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
- ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
WRNB  Warren Bancorp of Peabody MA*           18.00   3,781    68.1        19.00   12.50   17.50    2.86  434.12    20.00
WFSL  Washington FS&LA of Seattle WA          27.87  47,462 1,322.8        29.25   19.89   27.25    2.28   91.02    15.69
WAMU  Washington Mutual Inc. of WA(8)*        63.75 126,357 8,055.3        69.12   35.00   59.87    6.48  243.48    47.19
WYNE  Wayne Bancorp of NJ                     24.25   2,120    51.4        24.50   13.50   23.87    1.59    N.A.    59.02
WAYN  Wayne S&L Co. MHC of OH (47.8)          24.25   2,248    26.1        24.25   12.67   21.00   15.48    N.A.    48.50
WCFB  Wbstr Cty FSB MHC of IA (45.2)          17.75   2,100    16.9        17.87   12.75   17.75    0.00    N.A.    29.09
WBST  Webster Financial Corp. of CT           56.16  11,985   673.1        56.16   32.00   52.87    6.22  494.92    52.82
WEFC  Wells Fin. Corp. of Wells MN            16.50   1,959    32.3        16.50   12.00   16.50    0.00    N.A.    25.76
WCBI  WestCo Bancorp of IL                    26.50   2,476    65.6        26.75   20.00   25.75    2.91  165.00    23.26
WSTR  WesterFed Fin. Corp. of MT              22.12   5,565   123.1        23.50   15.12   21.37    3.51    N.A.    21.21
WOFC  Western Ohio Fin. Corp. of OH           23.75   2,339    55.6        24.50   19.62   23.75    0.00    N.A.     9.20
WWFC  Westwood Fin. Corp. of NJ               24.00     645    15.5        24.25   10.87   24.25   -1.03    N.A.    45.45
WEHO  Westwood Hmstd Fin Corp of OH           15.25   2,795    42.6        16.00   10.37   15.50   -1.61    N.A.    25.83
WFI   Winton Financial Corp. of OH            16.37   1,986    32.5        16.75   11.25   16.00    2.31    N.A.    42.35
FFWD  Wood Bancorp of OH                      15.25   2,119    32.3        17.00    9.67   16.62   -8.24    N.A.    34.60
YFCB  Yonkers Fin. Corp. of NY                19.37   3,036    58.8        19.37   11.62   17.37   11.51    N.A.    50.51
YFED  York Financial Corp. of PA              24.50   7,008   171.7        26.75   14.54   23.75    3.16  159.26    50.77

                                                  Current Per Share Financials
                                              ----------------------------------------
                                                                       Tangible
                                              Trailing  12 Mo.   Book    Book
                                               12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                          EPS(3)   EPS(3)  Share  Share(4) Share
- ---------------------                         -------- ------- ------- ------- -------
                                                  ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
WRNB  Warren Bancorp of Peabody MA*             2.01    1.71    9.82    9.82    94.69
WFSL  Washington FS&LA of Seattle WA            1.94    2.14   14.66   13.39   121.37
WAMU  Washington Mutual Inc. of WA(8)*          1.14    2.42   19.30   18.32   385.92
WYNE  Wayne Bancorp of NJ                       0.50    0.50   16.44   16.44   123.13
WAYN  Wayne S&L Co. MHC of OH (47.8)            0.35    0.74   10.46   10.46   113.09
WCFB  Wbstr Cty FSB MHC of IA (45.2)            0.48    0.64   10.53   10.53    45.09
WBST  Webster Financial Corp. of CT             1.60    2.86   24.91   21.28   495.93
WEFC  Wells Fin. Corp. of Wells MN              0.73    1.08   14.64   14.64   103.13
WCBI  WestCo Bancorp of IL                      1.41    1.78   19.18   19.18   125.85
WSTR  WesterFed Fin. Corp. of MT                0.81    1.02   18.73   14.99   171.72
WOFC  Western Ohio Fin. Corp. of OH             0.52    0.72   23.38   21.79   169.51
WWFC  Westwood Fin. Corp. of NJ                 0.78    1.34   15.76   14.04   172.70
WEHO  Westwood Hmstd Fin Corp of OH             0.30    0.45   14.17   14.17    48.18
WFI   Winton Financial Corp. of OH              1.60    1.34   11.36   11.12   159.81
FFWD  Wood Bancorp of OH                        0.79    0.94    9.52    9.52    77.36
YFCB  Yonkers Fin. Corp. of NY                  0.76    1.02   14.14   14.14    94.89
YFED  York Financial Corp. of PA                1.01    1.29   14.28   14.28   165.87

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                  Exhibit IV-1
                      Weekly Thrift Market Line - Part Two
                         Prices As Of September 5, 1997

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
- ---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

Market Averages. SAIF-Insured Thrifts(no MHCs)
- ----------------------------------------------

SAIF-Insured Thrifts(304)                    12.94    12.69    0.53    5.51    3.41       0.74    7.53       0.81  128.05    0.82
NYSE Traded Companies(9)                      5.88     5.64    0.61   10.41    4.34       0.80   14.37       1.25   74.44    1.28
AMEX Traded Companies(17)                    16.06    15.96    0.55    2.86    2.26       0.87    5.19       0.62  158.98    0.72
NASDAQ Listed OTC Companies(278)             12.99    12.74    0.53    5.50    3.45       0.73    7.44       0.80  128.51    0.81
California Companies(21)                      7.44     7.18    0.30    4.48    2.36       0.43    6.99       1.95   66.78    1.33
Florida Companies(6)                          7.63     7.18    0.92   11.46    3.87       0.74    9.13       1.52   73.71    0.80
Mid-Atlantic Companies(59)                   10.82    10.47    0.62    6.32    3.84       0.86    8.94       0.85   98.99    0.93
Mid-West Companies(147)                      14.04    13.86    0.68    5.39    3.78       0.90    7.12       0.64  151.15    0.70
New England Companies(9)                      7.87     7.46    0.36    4.81    2.93       0.63    8.58       0.63  116.41    1.00
North-West Companies(7)                      15.91    15.62    0.83    6.61    3.51       1.04    8.85       0.70  128.29    0.61
South-East Companies(42)                     16.34    16.14   -0.11    4.72    2.05       0.11    6.62       0.91  127.78    0.87
South-West Companies(7)                      10.80    10.54    0.38    2.90    2.34       0.66    6.39       0.65  100.15    0.71
Western Companies (Excl CA)(6)               16.23    15.79    0.98    6.66    4.40       1.16    7.72       0.29  169.72    0.72
Thrift Strategy(240)                         14.11    13.89    0.65    5.00    3.48       0.89    7.02       0.72  133.98    0.74
Mortgage Banker Strategy(37)                  7.41     6.96    0.50    7.15    3.84       0.64    9.42       1.06   99.43    1.03
Real Estate Strategy(11)                      7.33     7.14    0.55    7.01    3.78       0.76   10.31       1.42   97.48    1.35
Diversified Strategy(12)                     10.49    10.22   -2.32   13.44    0.95      -2.38   14.25       1.31  120.54    1.14
Retail Banking Strategy(4)                    8.40     8.19    0.11    2.23    0.66       0.03    1.72       1.85  101.37    1.82
Companies Issuing Dividends(256)             13.16    12.89    0.68    5.92    3.85       0.91    7.94       0.70  133.32    0.78
Companies Without Dividends(48)              11.69    11.56   -0.33    3.14    0.91      -0.21    5.14       1.52   95.36    1.07
Equity/Assets less than 6%(23)                4.94     4.65    0.38    7.53    3.47       0.56   11.40       1.41   83.13    1.03
Equity/Assets 6-12%(146)                      8.61     8.27    0.56    6.55    3.77       0.74    8.79       0.93  123.05    0.94
Equity/Assets greater than 12%(135)          18.67    18.53    0.53    4.11    3.04       0.77    5.59       0.57  142.45    0.67
Converted Last 3 Mths (no MHC)(5)            20.95    20.90    0.73    3.44    2.94       0.75    3.59       1.67   25.74    0.58
Actively Traded Companies(41)                 8.64     8.40    0.72    8.67    4.43       0.95   11.96       1.17  106.77    0.96
Market Value Below $20 Million(60)           15.40    15.33    0.55    3.45    2.87       0.81    5.51       0.77  105.10    0.66
Holding Company Structure(269)               13.34    13.11    0.63    5.27    3.46       0.85    7.29       0.81  123.99    0.81
Assets Over $1 Billion(62)                    7.82     7.30    0.62    8.15    4.02       0.80   10.87       1.01   95.06    0.99
Assets $500 Million-$1 Billion(49)           10.11     9.82    0.62    6.26    3.56       0.79    8.10       0.98  167.85    1.07
Assets $250-$500 Million(68)                 11.11    10.79    0.58    5.33    3.63       0.81    7.50       0.73  136.74    0.74
Assets less than $250 Million(125)           17.35    17.28    0.43    4.06    2.96       0.66    5.75       0.68  123.70    0.69
Goodwill Companies(124)                       9.23     8.62    0.37    7.09    3.80       0.53    9.13       0.86  113.68    0.90
Non-Goodwill Companies(178)                  15.39    15.39    0.64    4.43    3.15       0.90    6.46       0.78  137.71    0.77
Acquirors of FSLIC Cases(10)                  7.19     6.79    0.57    7.79    3.99       0.82   11.71       1.53   51.85    0.89

                                                             Pricing Ratios                      Dividend Data(6)
                                                 -----------------------------------------      -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
- ---------------------                           ------- ------- ------- ------- -------      ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

Market Averages. SAIF-Insured Thrifts(no MHCs)
- ----------------------------------------------

SAIF-Insured Thrifts(304)                         21.18  139.09   17.40  143.33   18.48         0.36    1.68   35.15
NYSE Traded Companies(9)                          20.72  196.50   12.47  194.57   15.75         0.32    0.88   18.69
AMEX Traded Companies(17)                         22.98  121.95   20.02  123.05   20.04         0.40    2.10   45.65
NASDAQ Listed OTC Companies(278)                  21.09  138.38   17.41  143.20   18.50         0.36    1.69   35.37
California Companies(21)                          22.74  155.87   10.97  155.37   17.29         0.15    0.51   12.75
Florida Companies(6)                              19.62  161.40   17.55  181.89   22.81         0.24    0.86   14.64
Mid-Atlantic Companies(59)                        21.14  141.75   14.87  146.71   17.42         0.38    1.65   37.11
Mid-West Companies(147)                           20.87  132.33   17.64  135.57   18.46         0.36    1.80   36.02
New England Companies(9)                          22.34  154.53   11.87  167.72   18.94         0.46    1.54   34.62
North-West Companies(7)                           17.97  162.80   22.30  170.70   18.84         0.35    1.37   26.99
South-East Companies(42)                          21.80  144.74   24.66  149.10   20.40         0.41    1.95   40.81
South-West Companies(7)                           21.24  121.10   12.35  128.73   17.80         0.35    1.69   52.02
Western Companies (Excl CA)(6)                    23.25  138.72   20.81  145.07   19.72         0.56    2.71   55.16
Thrift Strategy(240)                              21.42  131.46   17.94  135.50   18.59         0.37    1.81   37.86
Mortgage Banker Strategy(37)                      21.00  168.63   12.02  175.94   18.41         0.33    1.20   27.14
Real Estate Strategy(11)                          16.04  170.53   12.33  173.55   16.81         0.13    0.73   12.64
Diversified Strategy(12)                          20.47  216.36   31.14  223.95   17.77         0.40    1.28   29.94
Retail Banking Strategy(4)                        18.64  128.11   10.39  132.27   17.68         0.20    1.21   18.18
Companies Issuing Dividends(256)                  21.19  140.00   17.37  144.44   18.29         0.42    1.98   41.26
Companies Without Dividends(48)                   20.96  133.57   17.54  136.67   20.05         0.00    0.00    0.00
Equity/Assets less than 6%(23)                    20.75  180.31    9.74  184.66   17.97         0.22    0.82   15.22
Equity/Assets 6-12%(146)                          20.37  149.27   12.94  156.82   16.78         0.37    1.56   33.22
Equity/Assets greater than 12%(135)               22.45  122.54   23.20  124.06   20.55         0.37    1.96   41.85
Converted Last 3 Mths (no MHC)(5)                 27.88  116.96   24.47  117.29   28.57         0.00    0.00    0.00
Actively Traded Companies(41)                     20.75  177.68   14.71  180.17   16.61         0.49    1.68   31.59
Market Value Below $20 Million(60)                22.70  111.67   17.07  112.62   20.22         0.33    1.93   42.01
Holding Company Structure(269)                    21.64  136.67   17.41  140.24   18.67         0.37    1.73   36.53
Assets Over $1 Billion(62)                        20.64  174.45   14.00  185.91   17.52         0.43    1.32   29.67
Assets $500 Million-$1 Billion(49)                20.54  151.31   15.31  156.16   18.25         0.33    1.55   35.85
Assets $250-$500 Million(68)                      20.91  138.93   15.15  144.56   17.51         0.36    1.75   31.62
Assets less than $250 Million(125)                22.00  118.75   20.93  119.53   19.62         0.34    1.87   40.28
Goodwill Companies(124)                           20.47  155.29   14.63  166.03   17.29         0.39    1.53   32.11
Non-Goodwill Companies(178)                       21.82  127.99   19.19  127.99   19.37         0.34    1.79   37.69
Acquirors of FSLIC Cases(10)                      22.07  181.00   12.61  181.15   17.20         0.38    1.32   23.87



(1)  Average of high/low or bid/ask price per share.

(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized

(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.

(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).

(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.

(6) Annualized, based on last regular quarterly cash dividend announcement.

(7)  Indicated dividend as a percent of trailing twelve month earnings.

(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.


* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of September 5, 1997


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
- ---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

Market Averages. BIF-Insured Thrifts(no MHCs)
- ---------------------------------------------

BIF-Insured Thrifts(66)                      11.88    11.51    1.19   11.58    6.99       1.20   11.42       0.91  143.16    1.45
NYSE Traded Companies(3)                      7.58     6.00    0.77   10.55    5.59       0.78   10.86       1.88   43.17    1.03
AMEX Traded Companies(6)                     11.89    11.10    0.74    7.96    4.55       0.74    8.04       0.99  209.73    1.25
NASDAQ Listed OTC Companies(57)              12.15    11.90    1.27   12.09    7.37       1.28   11.88       0.84  140.95    1.50
California Companies(4)                      11.92    11.90    2.21   19.69    9.50       2.17   19.07       2.23   65.22    1.58
Mid-Atlantic Companies(17)                   11.40    10.74    0.82    8.45    4.52       0.91    9.06       0.85  130.78    1.37
Mid-West Companies(2)                        25.06    23.63    0.43    1.59    1.77       0.66    2.42       0.56   57.14    0.57
New England Companies(34)                     8.99     8.69    1.27   13.76    8.76       1.22   13.17       0.87  162.82    1.66
North-West Companies(4)                      12.39    12.00    1.21   10.53    6.06       1.18   10.22       0.16  215.39    1.03
South-East Companies(5)                      27.76    27.76    1.14    4.44    3.37       1.23    4.77       0.67  135.35    0.76
Thrift Strategy(44)                          12.92    12.49    1.12    9.95    6.66       1.12    9.74       0.83  150.36    1.38
Mortgage Banker Strategy(9)                   8.83     8.62    0.86   11.23    6.07       0.95   11.87       0.71  135.17    1.41
Real Estate Strategy(6)                       8.88     8.87    1.37   15.11    8.15       1.29   14.24       1.08  103.33    1.46
Diversified Strategy(7)                       9.90     9.47    2.11   22.57   10.05       2.09   22.29       1.72  128.49    2.09
Companies Issuing Dividends(54)              11.90    11.49    1.03   10.52    5.93       1.04   10.37       0.77  149.98    1.37
Companies Without Dividends(12)              11.79    11.62    2.05   18.05   12.74       2.04   17.83       1.62  109.06    1.88
Equity/Assets less than 6%(5)                 5.45     5.32    0.97   17.28    8.55       0.87   15.47       1.40   69.21    1.56
Equity/Assets 6-12%(45)                       8.62     8.15    1.20   12.92    7.99       1.18   12.69       0.88  134.63    1.54
Equity/Assets greater than 12%(16)           22.09    21.91    1.24    6.66    3.97       1.34    7.12       0.85  186.23    1.19
Actively Traded Companies(20)                 8.85     8.44    1.18   13.70    7.52       1.13   13.05       0.79  144.52    1.51
Market Value Below $20 Million(8)            16.69    16.42    1.33    7.60   10.72       1.40    7.39       1.25   67.55    1.18
Holding Company Structure(43)                13.44    13.09    1.29   11.09    6.88       1.30   11.03       0.86  144.05    1.51
Assets Over $1 Billion(17)                    9.09     8.43    1.06   12.66    6.38       1.09   12.80       0.94  129.97    1.51
Assets $500 Million-$1 Billion(16)            9.48     8.95    1.16   12.71    6.99       1.12   12.15       0.84  142.79    1.54
Assets $250-$500 Million(14)                 11.14    11.04    1.01   10.72    5.99       1.00   10.55       0.65  165.99    1.62
Assets less than $250 Million(19)            17.18    17.00    1.49   10.18    8.32       1.52   10.15       1.16  137.54    1.18
Goodwill Companies(31)                        9.27     8.47    0.93   11.19    6.12       0.94   11.05       0.99  125.67    1.50
Non-Goodwill Companies(35)                   14.17    14.17    1.42   11.93    7.75       1.42   11.76       0.85  159.41    1.41

                                                             Pricing Ratios                      Dividend Data(6)
                                                 -----------------------------------------      -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
- ---------------------                           ------- ------- ------- ------- -------      ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

Market Averages. BIF-Insured Thrifts(no MHCs)
- ---------------------------------------------

BIF-Insured Thrifts(66)                           15.28  159.16   17.87  165.27   15.85         0.47    1.73   26.97
NYSE Traded Companies(3)                          18.15  183.10   14.05  175.58   17.85         0.39    0.79   15.59
AMEX Traded Companies(6)                          15.49  147.99   16.35  171.61   14.91         0.61    2.43   34.16
NASDAQ Listed OTC Companies(57)                   15.07  159.05   18.29  164.05   15.78         0.45    1.70   27.24
California Companies(4)                           11.86  158.55   19.31  158.73   12.75         0.00    0.00    0.00
Mid-Atlantic Companies(17)                        19.22  158.53   17.95  166.81   18.17         0.48    1.71   34.45
Mid-West Companies(2)                              0.00   92.95   23.30   98.59    0.00         0.00    0.00    0.00
New England Companies(34)                         13.32  166.89   14.63  173.98   13.98         0.52    2.00   27.28
North-West Companies(4)                           18.44  167.98   20.21  173.06   19.20         0.29    1.57   27.22
South-East Companies(5)                           22.18  122.96   33.42  122.96   24.62         0.68    2.00   40.85
Thrift Strategy(44)                               16.10  151.15   18.57  156.64   16.64         0.52    1.89   31.32
Mortgage Banker Strategy(9)                       15.52  172.04   14.73  178.13   16.33         0.37    1.51   18.95
Real Estate Strategy(6)                           12.92  173.15   15.23  173.31   13.33         0.20    1.00   11.07
Diversified Strategy(7)                           11.16  195.53   18.52  209.93   11.52         0.36    1.30   17.10
Companies Issuing Dividends(54)                   16.35  160.21   18.06  167.35   16.89         0.55    2.05   32.61
Companies Without Dividends(12)                    9.67  153.54   16.87  154.46   10.13         0.00    0.00    0.00
Equity/Assets less than 6%(5)                     13.08  196.60   10.65  201.66   15.10         0.18    1.07   15.08
Equity/Assets 6-12%(45)                           14.38  167.42   14.84  175.77   14.62         0.53    1.90   26.96
Equity/Assets greater than 12%(16)                20.63  128.24   27.69  129.68   20.79         0.37    1.47   31.32
Actively Traded Companies(20)                     13.95  170.49   14.80  180.48   14.80         0.53    1.93   26.97
Market Value Below $20 Million(8)                 14.81  116.56   18.45  118.42   15.84         0.31    1.65   28.14
Holding Company Structure(43)                     15.55  157.53   20.04  166.01   16.49         0.48    1.75   27.12
Assets Over $1 Billion(17)                        16.59  184.81   17.47  193.09   17.20         0.53    1.71   26.11
Assets $500 Million-$1 Billion(16)                14.40  167.05   15.44  181.25   15.33         0.54    1.88   26.78
Assets $250-$500 Million(14)                      14.75  157.85   16.52  159.27   14.68         0.36    1.61   24.94
Assets less than $250 Million(19)                 15.36  131.98   21.60  134.31   15.94         0.43    1.71   29.55
Goodwill Companies(31)                            15.91  168.16   14.94  181.69   16.80         0.49    1.81   27.34
Non-Goodwill Companies(35)                        14.69  151.05   20.43  151.05   14.96         0.44    1.66   26.63



(1)  Average of high/low or bid/ask price per share.

(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized

(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.

(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).

(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.

(6) Annualized, based on last regular quarterly cash dividend announcement.

(7)  Indicated dividend as a percent of trailing twelve month earnings.

(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.


* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of September 5, 1997


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
- ---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

Market Averages. MHC Institutions
- ---------------------------------

SAIF-Insured Thrifts(21)                     11.74    11.58    0.50    4.56    2.08       0.80    7.31       0.48  186.25    0.74
BIF-Insured Thrifts(2)                       10.02    10.02    0.72    8.22    2.85       0.71    7.56       1.85   82.27    1.77
NASDAQ Listed OTC Companies(23)              11.55    11.40    0.53    4.97    2.16       0.79    7.34       0.66  172.39    0.86
Florida Companies(3)                          9.81     9.78    0.47    4.51    2.01       0.72    6.91       0.45   64.99    0.46
Mid-Atlantic Companies(10)                   12.12    11.84    0.45    3.95    1.65       0.74    6.52       0.89  200.99    1.02
Mid-West Companies(7)                        11.79    11.78    0.57    5.19    2.55       0.88    8.23       0.38  185.51    0.62
New England Companies(1)                      8.48     8.47    1.12   13.72    4.76       0.83   10.17       0.90  121.39    1.60
Thrift Strategy(21)                          11.73    11.58    0.49    4.45    2.01       0.78    7.17       0.64  176.03    0.81
Diversified Strategy(1)                       8.48     8.47    1.12   13.72    4.76       0.83   10.17       0.90  121.39    1.60
Companies Issuing Dividends(22)              11.21    11.06    0.53    5.13    2.18       0.79    7.49       0.66  172.39    0.83
Companies Without Dividends(1)               17.31    17.31    0.39    2.23    1.95       0.81    4.67       0.00    0.00    1.40
Equity/Assets 6-12%(16)                       9.42     9.21    0.48    5.38    2.19       0.72    7.95       0.74  111.97    0.93
Equity/Assets greater than 12%(7)            17.10    17.10    0.66    3.90    2.08       0.97    5.75       0.14  565.11    0.68
Actively Traded Companies(1)                  9.42     8.40    0.58    6.23    2.58       0.91    9.74       0.68   83.02    1.06
Holding Company Structure(1)                  9.42     8.40    0.58    6.23    2.58       0.91    9.74       0.68   83.02    1.06
Assets Over $1 Billion(5)                     8.85     8.20    0.72    8.19    2.84       0.84    9.28       0.74   89.86    1.13
Assets $500 Million-$1 Billion(3)             9.81     9.78    0.47    4.51    2.01       0.72    6.91       0.45   64.99    0.46
Assets $250-$500 Million(5)                  10.02    10.00    0.53    5.82    2.72       0.84    9.19       0.25  419.78    0.60
Assets less than $250 Million(10)            14.11    14.11    0.44    3.04    1.58       0.75    5.55       1.01   83.46    0.95
Goodwill Companies(9)                         8.68     8.23    0.62    7.02    2.60       0.78    8.78       0.57  127.39    0.89
Non-Goodwill Companies(14)                   12.99    12.99    0.48    3.94    1.94       0.79    6.62       0.72  202.39    0.84
MHC Institutions(23)                         11.55    11.40    0.53    4.97    2.16       0.79    7.34       0.66  172.39    0.86
MHC Converted Last 3 Months(1)               17.31    17.31    0.39    2.23    1.95       0.81    4.67       0.00    0.00    1.40

                                                            Pricing Ratios                      Dividend Data(6)
                                                -----------------------------------------      -----------------------
                                                                        Price/  Price/        Ind.   Divi-
                                                Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                          Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
- ---------------------                          ------- ------- ------- ------- -------      ------- ------- -------
                                                  (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

Market Averages. MHC Institutions
- ---------------------------------

SAIF-Insured Thrifts(21)                         20.50  197.50   23.73  199.74   23.96         0.57    2.20   53.82
BIF-Insured Thrifts(2)                           21.00  275.31   27.72  275.44   28.34         0.52    1.90   48.92
NASDAQ Listed OTC Companies(23)                  20.75  207.23   24.17  209.20   24.58         0.57    2.17   53.12
Florida Companies(3)                              0.00  218.66   21.35  219.49    0.00         0.90    2.99    0.00
Mid-Atlantic Companies(10)                        0.00  200.91   25.66  204.93   24.62         0.39    1.47   47.15
Mid-West Companies(7)                            20.50  200.81   23.13  201.08   23.63         0.70    2.91   67.16
New England Companies(1)                         21.00  267.06   22.65  267.31   28.34         0.68    2.33   48.92
Thrift Strategy(21)                              20.50  203.24   24.26  205.33   23.96         0.56    2.16   53.82
Diversified Strategy(1)                          21.00  267.06   22.65  267.31   28.34         0.68    2.33   48.92
Companies Issuing Dividends(22)                  20.75  213.44   24.43  215.55   24.61         0.60    2.29   61.97
Companies Without Dividends(1)                    0.00  114.00   19.73  114.00   24.43         0.00    0.00    0.00
Equity/Assets 6-12%(16)                          20.75  218.39   21.72  221.26   23.98         0.56    2.03   61.97
Equity/Assets greater than 12%(7)                 0.00  182.67   30.53  182.67   26.08         0.57    2.52    0.00
Actively Traded Companies(1)                      0.00  231.52   21.80  259.63   24.80         0.48    1.55   60.00
Holding Company Structure(1)                      0.00  231.52   21.80  259.63   24.80         0.48    1.55   60.00
Assets Over $1 Billion(5)                        21.00  249.29   24.41  263.47   26.57         0.52    1.61   59.38
Assets $500 Million-$1 Billion(3)                 0.00  218.66   21.35  219.49    0.00         0.90    2.99    0.00
Assets $250-$500 Million(5)                      20.50  214.47   21.92  214.88   19.15         0.69    2.49   67.16
Assets less than $250 Million(10)                 0.00  190.23   25.88  190.23   26.88         0.45    2.08    0.00
Goodwill Companies(9)                            21.00  231.96   22.24  239.88   25.56         0.57    1.89   61.42
Non-Goodwill Companies(14)                       20.50  198.98   25.14  198.98   23.85         0.56    2.30   32.37
MHC Institutions(23)                             20.75  207.23   24.17  209.20   24.58         0.57    2.17   53.12
MHC Converted Last 3 Months(1)                    0.00  114.00   19.73  114.00   24.43         0.00    0.00    0.00


(1)  Average of high/low or bid/ask price per share.

(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized

(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.

(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).

(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.

(6) Annualized, based on last regular quarterly cash dividend announcement.

(7)  Indicated dividend as a percent of trailing twelve month earnings.

(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.



* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of September 5, 1997


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
- ---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)



NYSE Traded Companies
- ---------------------
AHM   Ahmanson and Co. H.F. of CA             4.17     3.55    0.39    9.68    3.63       0.62   15.44       1.90   42.90    1.25
CSA   Coast Savings Financial of CA           4.92     4.86    0.21    4.28    2.00       0.53   10.73       1.40   65.70    1.37
CFB   Commercial Federal Corp. of NE          6.00     5.32    0.65   11.03    4.54       0.91   15.55       0.89   76.36    0.91
DME   Dime Bancorp, Inc. of NY*               5.27     5.03    0.56   10.57    5.20       0.71   13.39       1.57   31.98    0.85
DSL   Downey Financial Corp. of CA            6.93     6.84    0.44    5.82    3.78       0.73    9.68       0.95   55.76    0.58
FRC   First Republic Bancorp of CA*           7.17     7.17    0.70   11.10    6.55       0.60    9.46       1.19   69.68    0.94
FED   FirstFed Fin. Corp. of CA               4.83     4.77    0.29    6.19    3.29       0.53   11.34       1.39  134.39    2.46
GSB   Glendale Fed. Bk, FSB of CA             5.53     4.91    0.26    4.71    2.55       0.61   11.03       1.46   69.38    1.36
GDW   Golden West Fin. Corp. of CA            6.37     6.37    1.02   16.09    7.86       1.24   19.62       1.31   42.43    0.68
GPT   GreenPoint Fin. Corp. of NY*           10.31     5.79    1.06    9.99    5.01       1.03    9.74       2.89   27.84    1.30
NYB   New York Bancorp, Inc. of NY            5.08     5.08    1.38   26.83    6.31       1.62   31.44       1.22   48.76    0.97
WES   Westcorp Inc. of Orange CA              9.05     9.02    0.87    9.10    5.07       0.43    4.51       0.74  134.25    1.95


AMEX Traded Companies
- ---------------------
ANA   Acadiana Bancshares of LA*             17.43    17.43    0.50    3.67    2.15       0.50    3.67       0.52  190.96    1.35
BKC   American Bank of Waterbury CT*          8.29     7.95    1.27   15.35    8.40       1.10   13.19       1.81   48.13    1.45
BFD   BostonFed Bancorp of MA                 8.79     8.49    0.51    5.08    3.92       0.66    6.58       0.52  114.29    0.74
CFX   CFX Corp of NH*                         7.44     6.96    0.94   11.53    5.32       1.12   13.73       0.72  120.07    1.23
CNY   Carver Bancorp, Inc. of NY              8.35     8.01   -0.44   -4.95   -6.17       0.01    0.07       1.37   42.60    1.02
CBK   Citizens First Fin.Corp. of IL         14.08    14.08    0.29    1.95    1.73       0.58    3.84       0.59   37.65    0.26
ESX   Essex Bancorp of VA(8)                  0.27     0.17   -0.03  -16.67   -2.58       0.03   16.67       2.63   42.63    1.34
FCB   Falmouth Co-Op Bank of MA*             23.88    23.88    0.84    3.43    3.01       0.79    3.23       0.07  806.45    0.98
FAB   FirstFed America Bancorp of MA         12.16    12.16   -0.20   -2.35   -1.05       0.47    5.61       0.40  235.98    1.10
GAF   GA Financial Corp. of PA               15.18    15.02    1.00    5.26    4.32       1.27    6.71       0.12  132.49    0.43
JSB   JSB Financial, Inc. of NY              22.17    22.17    1.77    8.09    5.83       1.68    7.68        NA      NA     0.62
KNK   Kankakee Bancorp of IL                 11.09    10.42    0.66    6.35    5.40       0.82    7.92       0.94   67.06    0.92
KYF   Kentucky First Bancorp of KY           16.56    16.56    0.87    4.64    4.51       1.12    6.00       0.07  630.51    0.75
MBB   MSB Bancorp of Middletown NY*           7.39     3.63    0.17    2.40    2.07       0.18    2.50       0.71   38.66    0.63
PDB   Piedmont Bancorp of NC                 16.63    16.63   -0.42   -1.94   -1.78       0.66    3.07       0.91   71.58    0.79
SSB   Scotland Bancorp of NC                 37.02    37.02    1.41    3.88    2.79       1.72    4.72        NA      NA     0.50
SZB   SouthFirst Bancshares of AL            14.00    14.00   -0.03   -0.19   -0.19       0.23    1.62       0.75   39.15    0.40
SRN   Southern Banc Company of AL            16.90    16.72    0.15    0.82    0.81       0.51    2.77        NA      NA      NA
SSM   Stone Street Bancorp of NC             28.85    28.85    1.43    4.18    3.75       1.71    5.02       0.27  187.50    0.62
TSH   Teche Holding Company of LA            13.14    13.14    0.69    5.03    4.22       0.96    6.96       0.27  304.97    0.96
FTF   Texarkana Fst. Fin. Corp of AR         15.70    15.70    1.41    8.40    5.29       1.74   10.38       0.46  145.12    0.79
THR   Three Rivers Fin. Corp. of MI          13.76    13.76    0.57    3.94    3.75       0.82    5.68       1.21   44.02    0.80
TBK   Tolland Bank of CT*                     6.94     6.74    0.75   11.37    6.34       0.78   11.89       2.13   54.09    1.87
WSB   Washington SB, FSB of MD                8.30     8.30    0.50    6.00    4.29       0.73    8.80        NA      NA     0.92


NASDAQ Listed OTC Companies
- ---------------------------
FBCV  1st Bancorp of Vincennes IN             8.26     8.09    0.31    3.80    3.37       0.13    1.61       0.94   45.77    0.66
AFED  AFSALA Bancorp, Inc. of NY             13.47    13.47    0.79    6.46    4.97       0.79    6.46       0.45  150.77    1.43
ALBK  ALBANK Fin. Corp. of Albany NY          9.20     8.04    0.84    9.16    5.74       1.04   11.28       0.91   78.77    0.99
AMFC  AMB Financial Corp. of IN              14.95    14.95    0.73    4.14    4.55       0.81    4.57       0.81   49.41    0.53
ASBP  ASB Financial Corp. of OH              15.56    15.56    0.60    3.25    2.97       0.86    4.67       1.02   71.62    1.09
ABBK  Abington Savings Bank of MA*            6.92     6.23    0.82   12.05    6.80       0.73   10.71       0.20  211.97    0.69
AABC  Access Anytime Bancorp of NM            7.44     7.44   -0.50   -8.75   -6.92      -0.12   -2.14       1.60   29.31    0.92
AFBC  Advance Fin. Bancorp of WV             15.45    15.45    0.39    4.31    2.22       0.79    8.74       0.37   89.84    0.40
AADV  Advantage Bancorp of WI                 9.21     8.62    0.40    4.49    2.92       0.89    9.94       0.44  128.03    1.01
AFCB  Affiliated Comm BC, Inc of MA           9.78     9.72    0.96    9.78    5.69       1.09   11.12       0.39  191.75    1.20
ALBC  Albion Banc Corp. of Albion NY          8.73     8.73    0.11    1.14    1.16       0.38    4.07       0.72   53.94    0.54
ABCL  Allied Bancorp of IL                    8.91     8.80    0.52    5.86    2.71       0.76    8.56       0.15  257.09    0.53

                                                            Pricing Ratios                      Dividend Data(6)
                                                -----------------------------------------      -----------------------
                                                                        Price/  Price/        Ind.   Divi-
                                                Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                          Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
- ---------------------                          ------- ------- ------- ------- -------      ------- ------- -------
                                                  (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)



NYSE Traded Companies
- ---------------------
AHM   Ahmanson and Co. H.F. of CA                27.56  268.11   11.17     NM    17.27         0.88    1.61   44.44
CSA   Coast Savings Financial of CA                NM   205.74   10.12  208.33   19.96         0.00    0.00    0.00
CFB   Commercial Federal Corp. of NE             22.01  228.22   13.70  257.39   15.61         0.28    0.62   13.66
DME   Dime Bancorp, Inc. of NY*                  19.23  197.75   10.42  207.29   15.18         0.16    0.79   15.24
DSL   Downey Financial Corp. of CA               26.45  149.08   10.33  151.16   15.91         0.32    1.41   37.21
FRC   First Republic Bancorp of CA*              15.26  143.78   10.31  143.87   17.90         0.00    0.00    0.00
FED   FirstFed Fin. Corp. of CA                    NM   179.62    8.67  181.62   16.61         0.00    0.00    0.00
GSB   Glendale Fed. Bk, FSB of CA                  NM   173.72    9.61  195.45   16.72         0.00    0.00    0.00
GDW   Golden West Fin. Corp. of CA               12.72  195.33   12.45  195.33   10.43         0.44    0.51    6.53
GPT   GreenPoint Fin. Corp. of NY*               19.95  207.79   21.42     NM    20.47         1.00    1.58   31.55
NYB   New York Bancorp, Inc. of NY               15.84     NM    20.63     NM    13.52         0.60    1.91   30.30
WES   Westcorp Inc. of Orange CA                 19.71  172.15   15.58  172.69     NM          0.40    1.83   36.04


AMEX Traded Companies
- ---------------------
ANA   Acadiana Bancshares of LA*                   NM   131.02   22.83  131.02     NM          0.36    1.65     NM
BKC   American Bank of Waterbury CT*             11.90  171.11   14.18  178.23   13.85         1.44    3.87   46.01
BFD   BostonFed Bancorp of MA                    25.50  130.86   11.50  135.37   19.66         0.28    1.48   37.84
CFX   CFX Corp of NH*                            18.81  196.67   14.63  210.26   15.79         0.88    4.25     NM
CNY   Carver Bancorp, Inc. of NY                   NM    80.38    6.71   83.80     NM          0.20    1.67     NM
CBK   Citizens First Fin.Corp. of IL               NM   117.84   16.59  117.84   29.44         0.00    0.00    0.00
ESX   Essex Bancorp of VA(8)                       NM      NM     1.08     NM      NM          0.00    0.00     NM
FCB   Falmouth Co-Op Bank of MA*                   NM   112.01   26.75  112.01     NM          0.20    1.16   38.46
FAB   FirstFed America Bancorp of MA               NM   140.25   17.06  140.25     NM          0.00    0.00     NM
GAF   GA Financial Corp. of PA                   23.13  129.82   19.70  131.21   18.14         0.48    2.59   60.00
JSB   JSB Financial, Inc. of NY                  17.16  136.90   30.35  136.90   18.08         1.40    2.97   50.91
KNK   Kankakee Bancorp of IL                     18.52  112.82   12.51  120.05   14.85         0.48    1.60   29.63
KYF   Kentucky First Bancorp of KY               22.19  115.22   19.08  115.22   17.16         0.50    3.89     NM
MBB   MSB Bancorp of Middletown NY*                NM   112.01    8.28  228.23     NM          0.60    2.53     NM
PDB   Piedmont Bancorp of NC                       NM   144.07   23.96  144.07     NM          0.40    3.74     NM
SSB   Scotland Bancorp of NC                       NM   135.79   50.28  135.79   29.44         0.30    1.64   58.82
SZB   SouthFirst Bancshares of AL                  NM    99.63   13.95   99.63     NM          0.50    3.13     NM
SRN   Southern Banc Company of AL                  NM   110.96   18.75  112.12     NM          0.35    2.19     NM
SSM   Stone Street Bancorp of NC                 26.64  132.11   38.11  132.11   22.20         0.45    2.11   56.25
TSH   Teche Holding Company of LA                23.72  119.12   15.66  119.12   17.13         0.50    2.70   64.10
FTF   Texarkana Fst. Fin. Corp of AR             18.89  164.67   25.85  164.67   15.28         0.56    2.26   42.75
THR   Three Rivers Fin. Corp. of MI              26.64  106.77   14.69  106.77   18.47         0.40    2.46   65.57
TBK   Tolland Bank of CT*                        15.77  165.09   11.46  169.90   15.09         0.20    1.14   18.02
WSB   Washington SB, FSB of MD                   23.33  138.61   11.51  138.61   15.91         0.10    1.43   33.33


NASDAQ Listed OTC Companies
- ---------------------------
FBCV  1st Bancorp of Vincennes IN                29.66  109.38    9.03  111.68     NM          0.40    1.14   33.90
AFED  AFSALA Bancorp, Inc. of NY                 20.12  111.94   15.08  111.94   20.12         0.16    0.97   19.51
ALBK  ALBANK Fin. Corp. of Albany NY             17.41  154.24   14.19  176.49   14.14         0.72    1.81   31.44
AMFC  AMB Financial Corp. of IN                  21.97   99.25   14.84   99.25   19.86         0.24    1.66   36.36
ASBP  ASB Financial Corp. of OH                    NM   129.26   20.11  129.26   23.43         0.40    3.05     NM
ABBK  Abington Savings Bank of MA*               14.70  169.51   11.73  188.20   16.54         0.40    1.26   18.52
AABC  Access Anytime Bancorp of NM                 NM    99.54    7.41   99.54     NM          0.00    0.00     NM
AFBC  Advance Fin. Bancorp of WV                   NM   106.71   16.48  106.71   22.18         0.32    2.03     NM
AADV  Advantage Bancorp of WI                      NM   149.74   13.80  160.16   15.48         0.40    0.92   31.50
AFCB  Affiliated Comm BC, Inc of MA              17.56  162.95   15.93  163.84   15.44         0.48    1.79   31.37
ALBC  Albion Banc Corp. of Albion NY               NM    97.04    8.47   97.04   24.22         0.32    1.38     NM
ABCL  Allied Bancorp of IL                         NM   143.68   12.80  145.48   25.28         0.66    1.96   72.53

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                       Exhibit IV-1 (continued)
                 Weekly Thrift Market Line - Part Two
                    Prices As Of September 5, 1997


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
- ---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
ATSB  AmTrust Capital Corp. of IN            10.17    10.06    0.29    2.88    3.14       0.19    1.87       2.84   23.48    0.93
AHCI  Ambanc Holding Co., Inc. of NY*        12.72    12.72   -0.62   -4.16   -4.16      -0.62   -4.16       0.63  124.04    1.40
ASBI  Ameriana Bancorp of IN                 10.96    10.95    0.61    5.52    3.41       0.85    7.73       0.40   71.19    0.38
AFFFZ America First Fin. Fund of CA(8)        8.44     8.34    1.49   19.31   13.73       1.83   23.69       0.40   81.55    0.49
ANBK  American Nat'l Bancorp of MD(8)         8.97     8.97    0.28    2.90    1.89       0.65    6.74       0.74  102.82    1.17
ABCW  Anchor Bancorp Wisconsin of WI          6.22     6.11    0.75   12.06   11.33       0.96   15.53       0.92  126.05    1.48
ANDB  Andover Bancorp, Inc. of MA*            8.06     8.06    1.10   13.91    8.36       1.13   14.34       1.01   99.08    1.41
ASFC  Astoria Financial Corp. of NY           7.83     6.57    0.56    7.09    4.04       0.79   10.12       0.51   37.96    0.48
AVND  Avondale Fin. Corp. of IL               9.12     9.12   -0.49   -5.19   -5.81      -1.51  -16.06       3.18   96.19    5.33
BKCT  Bancorp Connecticut of CT*             10.25    10.25    1.32   12.60    6.72       1.24   11.90       1.19  100.82    1.98
BPLS  Bank Plus Corp. of CA                   5.06     5.06   -0.26   -5.31   -3.96       0.02    0.46       2.88   58.99    2.11
BWFC  Bank West Fin. Corp. of MI             14.52    14.52    0.64    3.91    2.90       0.57    3.47       0.28   51.72    0.20
BANC  BankAtlantic Bancorp of FL              5.62     4.62    0.90   14.98    7.84       0.65   10.86       0.97  102.98    1.39
BKUNA BankUnited SA of FL                     3.72     3.02    0.21    4.55    2.34       0.34    7.54       0.60   28.73    0.21
BVCC  Bay View Capital Corp. of CA            6.34     5.32    0.39    6.37    3.65       0.63   10.37        NA      NA     1.51
FSNJ  Bayonne Banchsares of NJ                8.33     8.33   -0.52   -6.60   -8.59       0.29    3.65       1.22   43.59    1.36
BFSB  Bedford Bancshares of VA               14.16    14.16    1.01    6.98    4.75       1.29    8.94       0.60   79.85    0.56
BFFC  Big Foot Fin. Corp. of IL              16.98    16.98    0.05    0.28    0.23       0.42    2.45       0.09  151.52    0.34
BSBC  Branford SB of CT(8)*                   9.28     9.28    1.16   12.75    6.32       1.16   12.75       1.42  141.26    3.06
BYFC  Broadway Fin. Corp. of CA              10.01    10.01   -0.14   -1.23   -1.77       0.21    1.88       2.06   39.74    1.01
CBES  CBES Bancorp of MO                     18.39    18.39    0.77    5.22    3.89       0.96    6.51       0.77   54.05    0.46
CCFH  CCF Holding Company of GA              11.68    11.68    0.05    0.30    0.29       0.07    0.42       0.18  325.68    0.72
CENF  CENFED Financial Corp. of CA            5.20     5.19    0.51   10.04    5.50       0.73   14.30       1.28   58.93    1.10
CFSB  CFSB Bancorp of Lansing MI              7.63     7.63    0.85   10.96    5.17       1.07   13.84       0.17  308.01    0.61
CKFB  CKF Bancorp of Danville KY             23.96    23.96    1.81    7.25    6.16       1.33    5.33       1.26   14.79    0.20
CNSB  CNS Bancorp of MO                      24.94    24.94    0.42    1.70    1.47       0.77    3.13       0.53   72.14    0.58
CSBF  CSB Financial Group Inc of IL*         25.06    23.63    0.43    1.59    1.77       0.66    2.42       0.56   57.14    0.57
CBCI  Calumet Bancorp of Chicago IL          15.50    15.50    1.15    7.22    6.27       1.46    9.16       1.16  102.51    1.57
CAFI  Camco Fin. Corp. of OH                  9.57     8.82    0.82    9.11    6.25       0.92   10.18       0.49   54.74    0.32
CMRN  Cameron Fin. Corp. of MO               21.69    21.69    1.07    4.43    4.39       1.33    5.51       0.73  111.82    0.97
CAPS  Capital Savings Bancorp of MO           8.80     8.80    0.67    7.61    5.21       0.93   10.68       0.31   97.24    0.39
CFNC  Carolina Fincorp of NC*                22.82    22.82    1.14    4.92    3.86       1.09    4.70       0.14  254.78    0.51
CASB  Cascade SB of Everett WA(8)             6.17     6.17    0.46    7.49    4.78       0.58    9.46       0.39  203.69    0.95
CATB  Catskill Fin. Corp. of NY*             25.04    25.04    1.43    5.21    5.23       1.45    5.27       0.47  140.85    1.48
CNIT  Cenit Bancorp of Norfolk VA             7.24     6.65    0.87   12.05    7.54       0.80   11.05       0.51  103.23    0.76
CEBK  Central Co-Op. Bank of MA*             10.45     9.31    0.88    8.78    6.86       0.90    8.90       0.85   97.49    1.21
CENB  Century Bancshares of NC*              29.93    29.93    1.76    5.86    5.42       1.78    5.93       0.39  139.39    0.91
CBSB  Charter Financial Inc. of IL           14.47    12.80    1.13    7.49    5.00       1.59   10.49       0.56  104.84    0.79
COFI  Charter One Financial of OH             6.71     6.28    0.98   14.64    5.30       1.23   18.32       0.27  164.80    0.73
CVAL  Chester Valley Bancorp of PA            8.36     8.36    0.66    7.47    4.48       0.93   10.57       0.23  381.68    1.10
CTZN  CitFed Bancorp of Dayton OH             6.37     5.74    0.58    9.12    4.24       0.82   12.83       0.41  143.79    0.95
CLAS  Classic Bancshares of KY               14.72    12.42    0.55    3.05    3.16       0.77    4.27       0.94   65.45    0.93
CMSB  Cmnwealth Bancorp of PA                 9.63     7.53    0.55    5.26    4.01       0.70    6.71       0.50   86.54    0.79
CBSA  Coastal Bancorp of Houston TX           3.33     2.77    0.25    7.57    4.81       0.44   13.16       0.58   39.81    0.51
CFCP  Coastal Fin. Corp. of SC                6.17     6.17    0.94   15.22    4.07       1.03   16.67       0.21  436.85    1.15
CMSV  Commty. Svgs, MHC of FL (48.5)         11.25    11.25    0.56    4.87    2.23       0.84    7.27       0.55   67.15    0.63
CFTP  Community Fed. Bancorp of MS           27.46    27.46    1.33    4.15    3.32       1.62    5.07       0.30   91.63    0.46
CFFC  Community Fin. Corp. of VA             13.71    13.71    1.01    7.32    6.07       1.28    9.26       0.39  148.67    0.65
CFBC  Community First Bnkg Co. of GA         15.40    15.19    0.56    3.65    3.05       0.57    3.69       2.02   26.10    0.83
CIBI  Community Inv. Bancorp of OH           12.04    12.04    0.62    5.22    4.06       0.94    7.95       0.63   83.42    0.63
COOP  Cooperative Bk.for Svgs. of NC          7.63     7.63   -0.80  -10.08   -6.43       0.20    2.52       0.46   50.09    0.29
CRZY  Crazy Woman Creek Bncorp of WY         25.81    25.81    1.06    3.69    3.97       1.30    4.52       0.39  136.15    1.04
DNFC  D&N Financial Corp. of MI               5.57     5.52    0.61   10.68    5.37       0.80   14.08       0.34  198.09    0.93
DCBI  Delphos Citizens Bancorp of OH         28.41    28.41    1.45    6.45    4.30       1.45    6.45       0.35   27.76    0.13
DIME  Dime Community Bancorp of NY           14.52    12.50    0.96    5.96    4.82       1.04    6.41       0.73  112.22    1.43
DIBK  Dime Financial Corp. of CT*             7.96     7.70    1.90   23.27    9.56       1.91   23.35       0.40  355.33    3.17

                                                          Pricing Ratios                      Dividend Data(6)
                                              -----------------------------------------      -----------------------
                                                                      Price/  Price/        Ind.   Divi-
                                              Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
- ---------------------                        ------- ------- ------- ------- -------      ------- ------- -------
                                                (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
ATSB  AmTrust Capital Corp. of IN                NM    92.86    9.44   93.89     NM          0.20    1.57   50.00
AHCI  Ambanc Holding Co., Inc. of NY*            NM   112.85   14.36  112.85     NM          0.20    1.28     NM
ASBI  Ameriana Bancorp of IN                   29.33  163.08   17.87  163.20   20.95         0.64    2.91     NM
AFFFZ America First Fin. Fund of CA(8)          7.28  130.43   11.01  132.06    5.93         1.60    3.99   29.04
ANBK  American Nat'l Bancorp of MD(8)            NM   156.46   14.03  156.46   22.81         0.12    0.61   32.43
ABCW  Anchor Bancorp Wisconsin of WI            8.83  103.32    6.43  105.31    6.86         0.32    1.17   10.32
ANDB  Andover Bancorp, Inc. of MA*             11.96  156.97   12.65  156.97   11.60         0.68    2.21   26.46
ASFC  Astoria Financial Corp. of NY            24.74  169.64   13.27  202.00   17.32         0.60    1.24   30.61
AVND  Avondale Fin. Corp. of IL                  NM    92.24    8.41   92.24     NM          0.00    0.00     NM
BKCT  Bancorp Connecticut of CT*               14.88  184.76   18.93  184.76   15.76         1.00    3.13   46.51
BPLS  Bank Plus Corp. of CA                      NM   125.35    6.35  125.49     NM          0.00    0.00     NM
BWFC  Bank West Fin. Corp. of MI                 NM   141.58   20.55  141.58     NM          0.32    1.75   60.38
BANC  BankAtlantic Bancorp of FL               12.76  183.02   10.29  222.82   17.61         0.13    1.04   13.27
BKUNA BankUnited SA of FL                        NM   162.98    6.07  201.14   25.77         0.00    0.00    0.00
BVCC  Bay View Capital Corp. of CA             27.38  175.66   11.13  209.30   16.81         0.32    1.20   32.99
FSNJ  Bayonne Banchsares of NJ                   NM    77.88    6.49   77.88   21.07         0.17    1.39     NM
BFSB  Bedford Bancshares of VA                 21.05  142.86   20.23  142.86   16.44         0.56    2.33   49.12
BFFC  Big Foot Fin. Corp. of IL                  NM   119.39   20.27  119.39     NM          0.00    0.00    0.00
BSBC  Branford SB of CT(8)*                    15.81  191.67   17.79  191.67   15.81         0.08    1.58   25.00
BYFC  Broadway Fin. Corp. of CA                  NM    73.38    7.34   73.38     NM          0.20    1.86     NM
CBES  CBES Bancorp of MO                       25.72  103.92   19.11  103.92   20.64         0.40    2.25   57.97
CCFH  CCF Holding Company of GA                  NM   118.38   13.83  118.38     NM          0.55    3.24     NM
CENF  CENFED Financial Corp. of CA             18.18  172.66    8.98  172.99   12.77         0.36    1.00   18.18
CFSB  CFSB Bancorp of Lansing MI               19.34  209.49   15.97  209.49   15.32         0.60    2.26   43.80
CKFB  CKF Bancorp of Danville KY               16.24  120.63   28.90  120.63   22.09         0.50    2.63   42.74
CNSB  CNS Bancorp of MO                          NM   114.56   28.57  114.56     NM          0.24    1.41     NM
CSBF  CSB Financial Group Inc of IL*             NM    92.95   23.30   98.59     NM          0.00    0.00    0.00
CBCI  Calumet Bancorp of Chicago IL            15.94  118.95   18.44  118.95   12.57         0.00    0.00    0.00
CAFI  Camco Fin. Corp. of OH                   15.99  121.74   11.65  131.97   14.31         0.49    2.76   44.14
CMRN  Cameron Fin. Corp. of MO                 22.76  103.32   22.41  103.32   18.30         0.28    1.58   35.90
CAPS  Capital Savings Bancorp of MO            19.21  139.63   12.29  139.63   13.70         0.24    1.52   29.27
CFNC  Carolina Fincorp of NC*                  25.91  128.15   29.24  128.15   27.11         0.24    1.36   35.29
CASB  Cascade SB of Everett WA(8)              20.90  150.71    9.30  150.71   16.56         0.00    0.00    0.00
CATB  Catskill Fin. Corp. of NY*               19.12  107.76   26.98  107.76   18.90         0.28    1.72   32.94
CNIT  Cenit Bancorp of Norfolk VA              13.27  159.87   11.57  174.07   14.46         1.00    2.01   26.67
CEBK  Central Co-Op. Bank of MA*               14.58  123.02   12.86  138.16   14.38         0.32    1.52   22.22
CENB  Century Bancshares of NC*                18.45  108.15   32.37  108.15   18.23         2.00    2.52   46.40
CBSB  Charter Financial Inc. of IL             20.00  153.17   22.16  173.12   14.29         0.32    1.52   30.48
COFI  Charter One Financial of OH              18.88  265.96   17.84  284.09   15.08         1.00    1.78   33.56
CVAL  Chester Valley Bancorp of PA             22.34  159.82   13.36  159.82   15.79         0.42    2.00   44.68
CTZN  CitFed Bancorp of Dayton OH              23.58  200.39   12.76  222.41   16.76         0.36    0.79   18.56
CLAS  Classic Bancshares of KY                   NM    96.02   14.14  113.82   22.62         0.28    1.96   62.22
CMSB  Cmnwealth Bancorp of PA                  24.91  133.36   12.84  170.54   19.53         0.28    1.63   40.58
CBSA  Coastal Bancorp of Houston TX            20.77  151.74    5.05  182.55   11.95         0.48    1.59   33.10
CFCP  Coastal Fin. Corp. of SC                 24.60     NM    21.57     NM    22.47         0.36    1.54   37.89
CMSV  Commty. Svgs, MHC of FL (48.5)             NM   211.84   23.82  211.84     NM          0.90    2.75     NM
CFTP  Community Fed. Bancorp of MS               NM   143.15   39.30  143.15   24.65         0.30    1.69   50.85
CFFC  Community Fin. Corp. of VA               16.48  115.32   15.81  115.32   13.02         0.56    2.57   42.42
CFBC  Community First Bnkg Co. of GA             NM   119.62   18.42  121.27     NM          0.00    0.00    0.00
CIBI  Community Inv. Bancorp of OH             24.60  129.60   15.60  129.60   16.15         0.32    2.06   50.79
COOP  Cooperative Bk.for Svgs. of NC             NM   155.30   11.85  155.30     NM          0.00    0.00     NM
CRZY  Crazy Woman Creek Bncorp of WY           25.21   99.66   25.73   99.66   20.59         0.40    2.74   68.97
DNFC  D&N Financial Corp. of MI                18.64  187.21   10.44  189.11   14.14         0.20    0.98   18.18
DCBI  Delphos Citizens Bancorp of OH           23.26  112.19   31.87  112.19   23.26         0.00    0.00    0.00
DIME  Dime Community Bancorp of NY             20.74  133.74   19.41  155.25   19.31         0.18    0.92   19.15
DIBK  Dime Financial Corp. of CT*              10.46  218.20   17.38  225.54   10.42         0.40    1.36   14.18

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of September 5, 1997


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
- ---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
EGLB  Eagle BancGroup of IL                  11.85    11.85   -0.09   -0.77   -0.72       0.20    1.73       1.48   35.83    0.76
EBSI  Eagle Bancshares of Tucker GA           8.30     8.30    0.43    5.14    3.82       0.58    6.99       1.07   63.66    0.95
EGFC  Eagle Financial Corp. of CT             6.87     5.36    0.08    1.08    0.53       0.46    6.44       0.52   94.68    0.86
ETFS  East Texas Fin. Serv. of TX            18.16    18.16    0.31    1.65    1.78       0.63    3.40       0.17  141.97    0.50
EMLD  Emerald Financial Corp of OH            7.58     7.46    0.72    9.43    5.89       0.89   11.64       0.24  106.84    0.35
EIRE  Emerald Island Bancorp, MA*             7.08     7.08    0.85   12.35    5.96       0.89   13.00       0.40  151.40    0.89
EFBC  Empire Federal Bancorp of MT           34.89    34.89    0.83    2.37    2.24       1.09    3.12       0.06  312.50    0.46
EFBI  Enterprise Fed. Bancorp of OH          12.33    12.32    0.71    5.16    4.15       0.79    5.73       0.03  576.09    0.29
EQSB  Equitable FSB of Wheaton MD             5.04     5.04    0.46    9.09    5.87       0.74   14.50       0.49   36.72    0.26
FFFG  F.F.O. Financial Group of FL(8)         6.49     6.49    0.68   10.82    4.21       0.97   15.58       3.28   52.54    2.40
FCBF  FCB Fin. Corp. of Neenah WI            17.50    17.50    0.92    5.20    2.24       1.09    6.16       0.15  412.16    0.82
FFBS  FFBS Bancorp of Columbus MS            19.23    19.23    1.16    5.96    4.13       1.47    7.53       0.37  118.76    0.62
FFDF  FFD Financial Corp. of OH              24.74    24.74    0.78    3.42    2.98       1.08    4.74        NA      NA     0.27
FFLC  FFLC Bancorp of Leesburg FL            13.48    13.48    0.70    4.57    3.38       1.01    6.60       0.19  163.65    0.44
FFFC  FFVA Financial Corp. of VA             13.18    12.90    1.11    7.86    4.36       1.34    9.52       0.18  318.63    0.98
FFWC  FFW Corporation of Wabash IN            9.52     8.58    0.84    8.39    6.41       1.05   10.48       0.16  203.56    0.50
FFYF  FFY Financial Corp. of OH              13.71    13.71    0.90    5.84    4.71       1.27    8.31       0.67   74.18    0.64
FMCO  FMS Financial Corp. of NJ               6.56     6.44    0.69   10.76    5.72       1.02   15.79       1.06   48.60    0.92
FFHH  FSF Financial Corp. of MN              11.35    11.35    0.66    5.22    4.22       0.84    6.63       0.03  636.64    0.34
FOBC  Fed One Bancorp of Wheeling WV         11.06    10.55    0.68    5.85    4.95       0.97    8.33       0.40  101.18    0.93
FBCI  Fidelity Bancorp of Chicago IL         10.38    10.36    0.55    5.34    4.25       0.78    7.48       0.80   21.76    0.22
FSBI  Fidelity Bancorp, Inc. of PA            6.75     6.75    0.51    7.35    4.91       0.81   11.71       0.44  112.57    1.01
FFFL  Fidelity FSB, MHC of FL (47.7)          8.38     8.31    0.38    4.15    1.79       0.60    6.56       0.34   62.82    0.29
FFED  Fidelity Fed. Bancorp of IN             5.14     5.14    0.16    3.18    2.00       0.28    5.62       0.16  455.75    0.85
FFOH  Fidelity Financial of OH               12.94    11.42    0.70    4.68    3.19       1.02    6.89       0.08  381.04    0.37
FIBC  Financial Bancorp, Inc. of NY           9.36     9.31    0.56    5.74    3.80       1.00   10.23       1.81   26.91    0.89
FBSI  First Bancshares of MO                 13.54    13.52    0.91    6.15    5.43       1.10    7.44       0.56   52.51    0.36
FBBC  First Bell Bancorp of PA                9.83     9.83    1.07    7.64    6.65       1.24    8.87       0.07  147.42    0.13
FBER  First Bergen Bancorp of NJ             14.19    14.19    0.44    2.73    2.07       0.77    4.74       0.83  129.82    2.50
SKBO  First Carnegie,MHC of PA(45.0)         15.65    15.65    0.37    2.35    1.45       0.54    3.43        NA      NA     0.68
FSTC  First Citizens Corp of GA               9.13     6.85    1.12   11.27    4.39       1.11   11.11        NA      NA     1.47
FCME  First Coastal Corp. of ME*              9.23     9.23    4.21     NM    41.86       4.08     NM        2.01   85.72    2.52
FFBA  First Colorado Bancorp of Co           12.93    12.75    0.89    6.25    4.36       0.88    6.17       0.23  121.82    0.38
FDEF  First Defiance Fin.Corp. of OH         21.31    21.31    0.75    3.36    2.92       1.03    4.61       0.45   96.96    0.57
FESX  First Essex Bancorp of MA*              6.97     6.06    0.96   13.00    7.39       0.83   11.33       0.56  146.94    1.43
FFES  First FS&LA of E. Hartford CT           6.43     6.43    0.42    6.80    4.41       0.70   11.19       0.37   71.33    1.42
FFSX  First FS&LA. MHC of IA (46.1)           8.29     8.23    0.43    5.21    2.46       0.73    8.99       0.11  342.10    0.52
BDJI  First Fed. Bancorp. of MN              10.87    10.87    0.30    2.56    2.14       0.63    5.44       0.27  137.04    0.76
FFBH  First Fed. Bancshares of AR            14.97    14.97    0.77    4.84    3.84       1.06    6.63       0.19  119.50    0.30
FTFC  First Fed. Capital Corp. of WI          6.36     5.96    0.74   11.34    4.82       0.86   13.16        NA      NA     0.65
FFKY  First Fed. Fin. Corp. of KY            13.70    12.91    1.30    9.44    5.24       1.55   11.27       0.64   71.13    0.52
FFBZ  First Federal Bancorp of OH             7.55     7.54    0.73    9.58    4.76       1.02   13.38       0.53  163.59    1.01
FFCH  First Fin. Holdings Inc. of SC          6.11     6.11    0.57    9.30    4.25       0.84   13.65       1.66   41.99    0.84
FFBI  First Financial Bancorp of IL           8.66     8.66   -0.38   -4.73   -4.50       0.42    5.23       0.40  147.92    0.91
FFHC  First Financial Corp. of WI(8)          7.12     6.94    0.96   13.35    4.62       1.28   17.95       0.26  148.86    0.64
FFHS  First Franklin Corp. of OH              9.02     8.96    0.19    2.14    1.82       0.65    7.20       0.52   82.31    0.62
FGHC  First Georgia Hold. Corp of GA          8.22     7.53    0.66    7.98    4.13       0.51    6.23       3.10   20.52    0.75
FSPG  First Home Bancorp of NJ                6.66     6.55    0.89   13.61    8.15       1.16   17.76       0.64  114.23    1.39
FFSL  First Independence Corp. of KS         10.43    10.43    0.43    3.84    3.42       0.69    6.12       0.87   69.37    0.91
FISB  First Indiana Corp. of IN               9.56     9.44    0.83    8.86    5.26       1.01   10.83       1.50   91.12    1.62
FKFS  First Keystone Fin. Corp of PA          7.31     7.31    0.54    7.21    4.74       0.77   10.30       1.60   30.58    0.84
FLKY  First Lancaster Bncshrs of KY          34.23    34.23    1.15    3.72    2.93       1.40    4.52       0.75   32.89    0.29
FLFC  First Liberty Fin. Corp. of GA          7.37     6.65    0.88   12.11    5.87       0.72    9.91       0.81  110.00    1.29
CASH  First Midwest Fin. Corp. of IA         11.39    10.09    0.74    6.46    5.30       0.94    8.21       0.85   75.48    0.93
FMBD  First Mutual Bancorp of IL             12.85     9.73    0.10    0.57    0.66       0.31    1.84       0.18  187.34    0.46
FMSB  First Mutual SB of Bellevue WA*         6.82     6.82    1.02   15.34    7.61       1.00   14.95       0.01     NA     1.27

                                                             Pricing Ratios                      Dividend Data(6)
                                                 -----------------------------------------      -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
- ---------------------                           ------- ------- ------- ------- -------      ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
EGLB  Eagle BancGroup of IL                         NM   100.36   11.90  100.36     NM          0.00    0.00     NM
EBSI  Eagle Bancshares of Tucker GA               26.17  134.54   11.17  134.54   19.25         0.60    3.58     NM
EGFC  Eagle Financial Corp. of CT                   NM   162.90   11.19  208.67     NM          1.00    2.79     NM
ETFS  East Texas Fin. Serv. of TX                   NM    95.74   17.39   95.74   27.31         0.20    1.05   58.82
EMLD  Emerald Financial Corp of OH                16.98  152.27   11.54  154.67   13.75         0.24    1.75   29.63
EIRE  Emerald Island Bancorp, MA*                 16.78  190.44   13.48  190.44   15.94         0.28    1.10   18.42
EFBC  Empire Federal Bancorp of MT                  NM   105.89   36.95  105.89     NM          0.30    1.92     NM
EFBI  Enterprise Fed. Bancorp of OH               24.09  124.84   15.39  125.00   21.70         1.00    5.06     NM
EQSB  Equitable FSB of Wheaton MD                 17.05  145.35    7.32  145.35   10.68         0.00    0.00    0.00
FFFG  F.F.O. Financial Group of FL(8)             23.76  241.46   15.68  241.46   16.50         0.00    0.00    0.00
FCBF  FCB Fin. Corp. of Neenah WI                   NM   229.61   40.18  229.61     NM          0.80    2.99     NM
FFBS  FFBS Bancorp of Columbus MS                 24.21  142.41   27.39  142.41   19.17         0.50    2.17   52.63
FFDF  FFD Financial Corp. of OH                     NM   101.72   25.16  101.72   24.18         0.30    2.03   68.18
FFLC  FFLC Bancorp of Leesburg FL                 29.59  139.36   18.78  139.36   20.50         0.48    1.53   45.28
FFFC  FFVA Financial Corp. of VA                  22.92  185.70   24.47  189.66   18.91         0.48    1.59   36.36
FFWC  FFW Corporation of Wabash IN                15.61  122.36   11.65  135.82   12.50         0.72    2.44   38.10
FFYF  FFY Financial Corp. of OH                   21.24  137.18   18.81  137.18   14.94         0.70    2.57   54.69
FMCO  FMS Financial Corp. of NJ                   17.47  178.81   11.73  182.03   11.90         0.28    1.03   17.95
FFHH  FSF Financial Corp. of MN                   23.72  130.65   14.83  130.65   18.69         0.50    2.70   64.10
FOBC  Fed One Bancorp of Wheeling WV              20.20  120.26   13.30  126.10   14.18         0.58    2.90   58.59
FBCI  Fidelity Bancorp of Chicago IL              23.55  122.78   12.75  123.05   16.82         0.32    1.43   33.68
FSBI  Fidelity Bancorp, Inc. of PA                20.37  138.98    9.39  138.98   12.79         0.36    1.64   33.33
FFFL  Fidelity FSB, MHC of FL (47.7)                NM   225.49   18.88  227.14     NM          0.90    3.23     NM
FFED  Fidelity Fed. Bancorp of IN                   NM   164.41    8.46  164.41   28.33         0.40    4.71     NM
FFOH  Fidelity Financial of OH                      NM   131.47   17.01  148.98   21.33         0.28    1.75   54.90
FIBC  Financial Bancorp, Inc. of NY               26.29  148.99   13.94  149.67   14.75         0.40    1.75   45.98
FBSI  First Bancshares of MO                      18.41  117.23   15.87  117.40   15.22         0.20    0.84   15.50
FBBC  First Bell Bancorp of PA                    15.04  147.87   14.53  147.87   12.96         0.40    2.51   37.74
FBER  First Bergen Bancorp of NJ                    NM   136.38   19.35  136.38   27.83         0.20    1.09   52.63
SKBO  First Carnegie,MHC of PA(45.0)                NM   161.61   25.30  161.61     NM          0.30    1.82     NM
FSTC  First Citizens Corp of GA                   22.76  202.95   18.53  270.49   23.08         0.44    1.33   30.34
FCME  First Coastal Corp. of ME*                   2.39  103.86    9.59  103.86    2.47         0.00    0.00    0.00
FFBA  First Colorado Bancorp of Co                22.91  157.42   20.35  159.59   23.20         0.44    2.37   54.32
FDEF  First Defiance Fin.Corp. of OH                NM   117.06   24.95  117.06   25.00         0.32    2.17   74.42
FESX  First Essex Bancorp of MA*                  13.54  154.45   10.77  177.81   15.54         0.48    2.69   36.36
FFES  First FS&LA of E. Hartford CT               22.70  146.00    9.39  146.00   13.80         0.60    1.74   39.47
FFSX  First FS&LA. MHC of IA (46.1)                 NM   203.78   16.90  205.43   23.53         0.48    1.71   69.57
BDJI  First Fed. Bancorp. of MN                     NM   125.00   13.59  125.00   22.00         0.00    0.00    0.00
FFBH  First Fed. Bancshares of AR                 26.07  129.10   19.32  129.10   19.03         0.24    1.14   29.63
FTFC  First Fed. Capital Corp. of WI              20.76  230.26   14.64  245.74   17.88         0.48    1.96   40.68
FFKY  First Fed. Fin. Corp. of KY                 19.08  175.40   24.03  186.22   15.99         0.56    2.57   49.12
FFBZ  First Federal Bancorp of OH                 21.02  191.51   14.45  191.71   15.04         0.24    1.30   27.27
FFCH  First Fin. Holdings Inc. of SC              23.51  209.73   12.82  209.73   16.01         0.72    2.14   50.35
FFBI  First Financial Bancorp of IL                 NM   107.03    9.26  107.03   20.07         0.00    0.00     NM
FFHC  First Financial Corp. of WI(8)              21.65  280.12   19.96  287.51   16.10         0.60    1.84   39.74
FFHS  First Franklin Corp. of OH                    NM   115.03   10.37  115.77   16.32         0.32    1.62     NM
FGHC  First Georgia Hold. Corp of GA              24.22  184.09   15.12  200.78     NM          0.05    0.65   15.63
FSPG  First Home Bancorp of NJ                    12.27  156.58   10.43  159.18    9.40         0.40    1.99   24.39
FFSL  First Independence Corp. of KS              29.26  118.53   12.36  118.53   18.33         0.25    1.82   53.19
FISB  First Indiana Corp. of IN                   19.02  161.58   15.45  163.60   15.56         0.48    2.16   41.03
FKFS  First Keystone Fin. Corp of PA              21.11  149.29   10.91  149.29   14.77         0.20    0.70   14.81
FLKY  First Lancaster Bncshrs of KY                 NM   108.66   37.20  108.66   28.02         0.50    3.19     NM
FLFC  First Liberty Fin. Corp. of GA              17.05  182.93   13.49  202.89   20.83         0.40    1.78   30.30
CASH  First Midwest Fin. Corp. of IA              18.87  120.81   13.76  136.34   14.86         0.36    1.91   36.00
FMBD  First Mutual Bancorp of IL                    NM    99.67   12.80  131.58     NM          0.32    2.10     NM
FMSB  First Mutual SB of Bellevue WA*             13.14  187.90   12.82  187.90   13.49         0.20    0.98   12.82

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of September 5, 1997


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
- ---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
FNGB  First Northern Cap. Corp of WI         11.28    11.28    0.64    5.50    3.26       0.91    7.88       0.06  798.69    0.53
FFPB  First Palm Beach Bancorp of FL          6.57     6.41   -0.03   -0.42   -0.26       0.03    0.37       0.73   55.75    0.60
FSLA  First SB SLA MHC of NJ (47.5)           9.42     8.40    0.58    6.23    2.58       0.91    9.74       0.68   83.02    1.06
SOPN  First SB, SSB, Moore Co. of NC         22.83    22.83    1.44    5.83    5.05       1.73    6.99       0.08  241.60    0.31
FWWB  First Savings Bancorp of WA*           14.75    13.57    1.05    6.25    3.60       1.00    5.90       0.30  215.39    0.97
SHEN  First Shenango Bancorp of PA           10.95    10.95    0.89    7.82    5.83       1.16   10.18       0.54  135.75    1.15
FSFC  First So.east Fin. Corp. of SC(8)      10.22    10.22    0.01    0.11    0.06       0.92    7.48       0.11  362.15    0.50
FBNW  FirstBank Corp of Clarkston WA         18.04    18.04    0.70    3.86    3.11       0.57    3.14       2.07   31.12    0.78
FFDB  FirstFed Bancorp of AL                  9.42     8.58    0.62    6.31    5.35       0.94    9.63       0.84   49.36    0.59
FSPT  FirstSpartan Fin. Corp. of SC          26.32    26.32    0.95    3.62    2.81       1.11    4.20        NA      NA     0.49
FLAG  Flag Financial Corp of GA               9.58     9.58   -0.03   -0.29   -0.21       0.15    1.65       4.27   47.62    2.91
FLGS  Flagstar Bancorp, Inc of MI             5.46     5.46    0.00    0.00    0.00       0.00    0.00       3.41    8.26    0.32
FFIC  Flushing Fin. Corp. of NY*             15.47    15.47    0.93    5.55    4.20       0.97    5.78       0.29  223.21    1.15
FBHC  Fort Bend Holding Corp. of TX           6.03     5.62    0.19    3.18    2.19       0.44    7.36       0.37  141.08    1.03
FTSB  Fort Thomas Fin. Corp. of KY           16.04    16.04    0.54    2.94    2.81       0.81    4.45       1.48   32.73    0.54
FKKY  Frankfort First Bancorp of KY          17.19    17.19   -0.28   -1.14   -0.99       0.56    2.28       0.09   86.21    0.08
FTNB  Fulton Bancorp of MO                   25.01    25.01    0.74    3.81    1.95       1.05    5.39       0.81  106.69    1.01
GFSB  GFS Bancorp of Grinnell IA             11.44    11.44    1.00    8.59    6.18       1.22   10.55        NA      NA     0.82
GUPB  GFSB Bancorp of Gallup NM              16.30    16.30    0.74    3.86    3.68       0.93    4.86       0.18  199.36    0.69
GSLA  GS Financial Corp. of LA               45.63    45.63    1.08    3.63    2.13       1.08    3.63       0.11  293.18    0.84
GOSB  GSB Financial Corp. of NY              27.06    27.06    1.02    3.77    3.59       0.86    3.19        NA      NA      NA
GWBC  Gateway Bancorp of KY(8)               27.04    27.04    0.83    3.23    2.91       1.15    4.47       0.90   14.14    0.38
GBCI  Glacier Bancorp of MT                   9.74     9.48    1.44   15.09    5.83       1.61   16.87       0.27  229.89    0.85
GFCO  Glenway Financial Corp. of OH           9.49     9.36    0.43    4.51    4.24       0.72    7.57       0.31   91.62    0.34
GTPS  Great American Bancorp of IL           21.43    21.43    0.26    1.09    1.07       0.32    1.37       0.23  140.69    0.44
GTFN  Great Financial Corp. of KY             9.24     8.84    0.75    7.89    4.56       0.71    7.50       3.06   15.68    0.72
GSBC  Great Southern Bancorp of MO            8.53     8.53    1.38   14.76    6.62       1.56   16.69       1.91  114.73    2.59
GDVS  Greater DV SB,MHC of PA (19.9)*        11.57    11.57    0.32    2.71    0.94       0.58    4.95       2.79   43.15    1.93
GSFC  Green Street Fin. Corp. of NC          36.26    36.26    1.37    3.84    3.01       1.66    4.66       0.16   83.63    0.18
GFED  Guarnty FS&LA,MHC of MO (31.0)(8)      13.78    13.78    0.61    4.30    1.94       0.92    6.51       0.50  216.62    1.36
HCBB  HCB Bancshares of AR                   18.25    17.49   -0.11   -0.58   -0.59       0.39    2.11        NA      NA     1.47
HEMT  HF Bancorp of Hemet CA                  8.21     6.72   -0.27   -3.07   -2.69      -1.88  -21.03        NA      NA      NA
HFFC  HF Financial Corp. of SD                9.43     9.43    0.66    7.12    5.11       0.89    9.66       0.33  244.25    1.01
HFNC  HFNC Financial Corp. of NC             17.99    17.99    0.86    3.47    2.67       1.19    4.76       0.87   97.22    1.14
HMNF  HMN Financial, Inc. of MN              14.43    14.43    0.71    4.79    3.84       0.88    5.96       0.08  531.97    0.71
HALL  Hallmark Capital Corp. of WI            7.24     7.24    0.48    6.83    6.01       0.61    8.62       0.16  273.18    0.64
HARB  Harbor FSB, MHC of FL (46.6)(8)         8.39     8.11    0.95   11.52    3.55       1.23   14.84       0.46  222.68    1.37
HRBF  Harbor Federal Bancorp of MD           12.90    12.90    0.46    3.52    2.94       0.71    5.46       0.05  379.63    0.28
HFSA  Hardin Bancorp of Hardin MO            12.48    12.48    0.52    3.53    3.52       0.79    5.41       0.09  179.21    0.32
HARL  Harleysville SA of PA                   6.53     6.53    0.75   11.71    5.67       1.03   16.04       0.03     NA     0.77
HFGI  Harrington Fin. Group of IN             5.59     5.59    0.39    8.22    5.03       0.33    6.87       0.25   18.93    0.23
HARS  Harris SB, MHC of PA (24.3)             8.01     7.01    0.49    5.78    1.79       0.62    7.24       0.65   64.15    0.97
HFFB  Harrodsburg 1st Fin Bcrp of KY         26.93    26.93    1.03    3.77    3.61       1.36    5.01       0.47   59.81    0.38
HHFC  Harvest Home Fin. Corp. of OH          12.50    12.50    0.27    1.87    1.92       0.58    4.07       0.11  117.00    0.26
HAVN  Haven Bancorp of Woodhaven NY           5.95     5.93    0.56    9.27    5.23       0.83   13.79       0.74   86.28    1.15
HVFD  Haverfield Corp. of OH(8)               8.55     8.55    0.57    6.82    3.71       1.08   12.97       1.04   82.48    0.99
HTHR  Hawthorne Fin. Corp. of CA              4.60     4.60    0.23    5.32    3.68       0.51   11.47       7.17   19.99    1.67
HMLK  Hemlock Fed. Fin. Corp. of IL          18.34    18.34    0.13    0.99    0.66       0.73    5.45        NA      NA     1.30
HBNK  Highland Federal Bank of CA             7.47     7.47    0.46    6.25    3.17       0.68    9.17       3.09   55.00    2.13
HIFS  Hingham Inst. for Sav. of MA*           9.35     9.35    1.21   12.60    7.79       1.21   12.60       0.41  165.13    0.89
HBEI  Home Bancorp of Elgin IL               26.70    26.70    0.49    1.99    1.42       0.85    3.42       0.41   69.84    0.36
HBFW  Home Bancorp of Fort Wayne IN          13.29    13.29    0.56    3.93    3.22       0.89    6.27       0.05  835.54    0.51
HBBI  Home Building Bancorp of IN            12.82    12.82    0.20    1.59    1.41       0.52    4.05       0.38   47.98    0.29
HCFC  Home City Fin. Corp. of OH             20.61    20.61    0.78    6.27    3.29       1.17    9.46       0.62  110.38    0.87
HOMF  Home Fed Bancorp of Seymour IN          8.48     8.22    1.05   12.65    6.57       1.22   14.72       0.46  117.33    0.62
HWEN  Home Financial Bancorp of IN           16.93    16.93    0.64    3.78    3.28       0.80    4.76       1.74   31.30    0.67

                                                          Pricing Ratios                      Dividend Data(6)
                                              -----------------------------------------      -----------------------
                                                                      Price/  Price/        Ind.   Divi-
                                              Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
- ---------------------                        ------- ------- ------- ------- -------      ------- ------- -------
                                                (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
FNGB  First Northern Cap. Corp of WI             NM   165.85   18.70  165.85   21.43         0.32    2.37   72.73
FFPB  First Palm Beach Bancorp of FL             NM   160.25   10.53  164.25     NM          0.60    1.72     NM
FSLA  First SB SLA MHC of NJ (47.5)              NM   231.52   21.80  259.63   24.80         0.48    1.55   60.00
SOPN  First SB, SSB, Moore Co. of NC           19.81  115.01   26.26  115.01   16.54         0.80    3.81     NM
FWWB  First Savings Bancorp of WA*             27.81  175.16   25.84  190.38   29.46         0.28    1.13   31.46
SHEN  First Shenango Bancorp of PA             17.16  133.33   14.61  133.33   13.18         0.60    2.07   35.50
FSFC  First So.east Fin. Corp. of SC(8)          NM   200.38   20.49  200.38   22.33         0.24    1.54     NM
FBNW  FirstBank Corp of Clarkston WA             NM   124.07   22.38  124.07     NM          0.00    0.00    0.00
FFDB  FirstFed Bancorp of AL                   18.68  122.58   11.54  134.47   12.24         0.50    2.82   52.63
FSPT  FirstSpartan Fin. Corp. of SC              NM   128.92   33.93  128.92     NM          0.00    0.00    0.00
FLAG  Flag Financial Corp of GA                  NM   138.89   13.31  138.89     NM          0.34    2.34     NM
FLGS  Flagstar Bancorp, Inc of MI                NM      NM    17.21     NM      NM          0.00    0.00     NM
FFIC  Flushing Fin. Corp. of NY*               23.78  132.61   20.52  132.61   22.80         0.24    1.08   25.81
FBHC  Fort Bend Holding Corp. of TX              NM   145.22    8.76  155.96   19.74         0.40    1.19   54.05
FTSB  Fort Thomas Fin. Corp. of KY               NM   112.98   18.12  112.98   23.50         0.25    2.13     NM
FKKY  Frankfort First Bancorp of KY              NM   160.23   27.54  160.23     NM          0.36    3.24     NM
FTNB  Fulton Bancorp of MO                       NM   145.13   36.29  145.13     NM          0.20    0.95   48.78
GFSB  GFS Bancorp of Grinnell IA               16.19  133.68   15.29  133.68   13.19         0.26    1.82   29.55
GUPB  GFSB Bancorp of Gallup NM                27.17  111.08   18.10  111.08   21.55         0.40    2.13   57.97
GSLA  GS Financial Corp. of LA                   NM    97.80   44.63   97.80     NM          0.28    1.75     NM
GOSB  GSB Financial Corp. of NY                27.88  105.22   28.48  105.22     NM          0.00    0.00    0.00
GWBC  Gateway Bancorp of KY(8)                   NM   111.41   30.12  111.41   24.82         0.40    2.24     NM
GBCI  Glacier Bancorp of MT                    17.15  232.39   22.64  238.86   15.34         0.48    2.54   43.64
GFCO  Glenway Financial Corp. of OH            23.58  104.65    9.93  106.07   14.04         0.80    3.20     NM
GTPS  Great American Bancorp of IL               NM   106.41   22.81  106.41     NM          0.40    2.25     NM
GTFN  Great Financial Corp. of KY              21.93  170.93   15.79  178.55   23.09         0.60    1.72   37.74
GSBC  Great Southern Bancorp of MO             15.10  233.15   19.89  233.15   13.36         0.40    2.30   34.78
GDVS  Greater DV SB,MHC of PA (19.9)*            NM   283.56   32.80  283.56     NM          0.36    1.47     NM
GSFC  Green Street Fin. Corp. of NC              NM   126.41   45.84  126.41   27.38         0.44    2.36     NM
GFED  Guarnty FS&LA,MHC of MO (31.0)(8)          NM   217.27   29.94  217.27     NM          0.44    2.30     NM
HCBB  HCB Bancshares of AR                       NM    98.32   17.94  102.58     NM          0.00    0.00     NM
HEMT  HF Bancorp of Hemet CA                     NM   115.54    9.49  141.22     NM          0.00    0.00     NM
HFFC  HF Financial Corp. of SD                 19.56  135.32   12.76  135.32   14.41         0.42    1.75   34.15
HFNC  HFNC Financial Corp. of NC                 NM   172.04   30.95  172.04   27.32         0.28    1.74   65.12
HMNF  HMN Financial, Inc. of MN                26.06  126.16   18.20  126.16   20.94         0.00    0.00    0.00
HALL  Hallmark Capital Corp. of WI             16.63  107.59    7.79  107.59   13.17         0.00    0.00    0.00
HARB  Harbor FSB, MHC of FL (46.6)(8)          28.17     NM    25.70     NM    21.88         1.40    2.42   68.29
HRBF  Harbor Federal Bancorp of MD               NM   119.84   15.45  119.84   21.94         0.40    2.03   68.97
HFSA  Hardin Bancorp of Hardin MO              28.45  105.16   13.12  105.16   18.54         0.48    2.91     NM
HARL  Harleysville SA of PA                    17.64  193.46   12.64  193.46   12.88         0.40    1.55   27.40
HFGI  Harrington Fin. Group of IN              19.87  158.02    8.84  158.02   23.76         0.12    0.99   19.67
HARS  Harris SB, MHC of PA (24.3)                NM      NM    24.29     NM      NM          0.58    1.31   73.42
HFFB  Harrodsburg 1st Fin Bcrp of KY           27.73  105.24   28.35  105.24   20.89         0.40    2.62   72.73
HHFC  Harvest Home Fin. Corp. of OH              NM   105.73   13.21  105.73   24.00         0.40    3.33     NM
HAVN  Haven Bancorp of Woodhaven NY            19.14  165.29    9.83  165.84   12.86         0.60    1.50   28.71
HVFD  Haverfield Corp. of OH(8)                26.96  177.19   15.14  177.19   14.18         0.56    2.04   54.90
HTHR  Hawthorne Fin. Corp. of CA               27.14  132.90    6.11  132.90   12.59         0.00    0.00    0.00
HMLK  Hemlock Fed. Fin. Corp. of IL              NM   103.77   19.03  103.77   27.49         0.24    1.59     NM
HBNK  Highland Federal Bank of CA                NM   184.56   13.79  184.56   21.45         0.00    0.00    0.00
HIFS  Hingham Inst. for Sav. of MA*            12.83  152.82   14.29  152.82   12.83         0.48    2.01   25.81
HBEI  Home Bancorp of Elgin IL                   NM   128.33   34.26  128.33     NM          0.40    2.27     NM
HBFW  Home Bancorp of Fort Wayne IN              NM   126.96   16.87  126.96   19.45         0.20    0.89   27.78
HBBI  Home Building Bancorp of IN                NM   110.75   14.19  110.75   27.70         0.30    1.46     NM
HCFC  Home City Fin. Corp. of OH                 NM   104.94   21.62  104.94   20.13         0.32    2.06   62.75
HOMF  Home Fed Bancorp of Seymour IN           15.22  180.35   15.29  186.03   13.09         0.50    1.63   24.75
HWEN  Home Financial Bancorp of IN               NM   107.38   18.18  107.38   24.18         0.20    1.22   37.04

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of September 5, 1997


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
- ---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
HPBC  Home Port Bancorp, Inc. of MA*         10.56    10.56    1.67   15.78    7.64       1.66   15.69       0.08     NA     1.56
HMCI  Homecorp, Inc. of Rockford IL           6.54     6.54    0.14    2.17    1.59       0.43    6.83       3.35   14.24    0.59
HZFS  Horizon Fin'l. Services of IA           9.79     9.79    0.36    3.35    3.44       0.57    5.36       1.22   25.93    0.52
HRZB  Horizon Financial Corp. of WA*         15.60    15.60    1.57    9.99    6.96       1.54    9.80        NA      NA     0.84
IBSF  IBS Financial Corp. of NJ              17.41    17.41    0.49    2.68    1.91       0.86    4.71       0.08  171.10    0.52
ISBF  ISB Financial Corp. of LA              12.19    10.33    0.69    4.59    3.08       0.93    6.20        NA      NA     0.80
ITLA  Imperial Thrift & Loan of CA*          10.99    10.94    1.47   12.75    8.11       1.47   12.75       1.47   84.20    1.50
IFSB  Independence FSB of DC                  6.52     5.72    0.14    2.19    2.07       0.33    4.98       2.02    9.82    0.32
INCB  Indiana Comm. Bank, SB of IN           12.39    12.39    0.16    1.24    1.02       0.51    3.88        NA      NA     0.71
INBI  Industrial Bancorp of OH               17.71    17.71    0.72    3.87    3.03       1.42    7.57       0.30  156.98    0.55
IWBK  Interwest SB of Oak Harbor WA           6.78     6.63    0.87   12.91    4.64       1.18   17.52       0.64   73.79    0.78
IPSW  Ipswich SB of Ipswich MA*               5.71     5.71    1.21   20.41   12.68       0.95   16.04       1.52   56.87    1.18
JXVL  Jacksonville Bancorp of TX             14.92    14.92    1.02    6.45    5.45       1.34    8.46       0.78     NA      NA
JXSB  Jcksnville SB,MHC of IL (45.6)         10.50    10.50    0.30    2.72    1.60       0.66    5.97       0.66   72.96    0.61
JSBA  Jefferson Svgs Bancorp of MO            8.20     6.24    0.30    3.91    1.99       0.70    9.25       0.46  140.15    0.84
JOAC  Joachim Bancorp of MO                  28.17    28.17    0.47    1.59    1.57       0.77    2.62       0.20  109.86    0.32
KSAV  KS Bancorp of Kenly NC                 13.53    13.52    0.96    6.86    5.84       1.25    8.89       0.35   80.53    0.33
KSBK  KSB Bancorp of Kingfield ME(8)*         7.16     6.74    0.96   13.72    8.32       1.00   14.25       1.78   43.20    1.03
KFBI  Klamath First Bancorp of OR            19.55    19.55    0.81    3.67    2.73       1.23    5.54       0.08  213.23    0.23
LSBI  LSB Fin. Corp. of Lafayette IN          8.85     8.85    0.77    8.34    6.79       0.68    7.35       1.17   63.71    0.84
LVSB  Lakeview SB of Paterson NJ              9.52     7.61    1.37   13.73    7.83       0.95    9.53       0.98   66.74    1.50
LARK  Landmark Bancshares of KS              13.79    13.79    0.89    5.95    4.15       1.05    7.01       0.31  123.70    0.57
LARL  Laurel Capital Group of PA             10.03    10.03    1.14   10.88    6.85       1.43   13.72       0.43  212.35    1.31
LSBX  Lawrence Savings Bank of MA*            8.69     8.69    1.75   20.90   11.85       1.73   20.60       0.30  328.94    2.29
LFED  Leeds FSB, MHC of MD (36.3)            16.18    16.18    0.79    4.89    2.08       1.13    6.98       0.02  977.36    0.30
LXMO  Lexington B&L Fin. Corp. of MO         28.32    28.32    1.03    3.49    3.44       1.33    4.50       0.48   78.37    0.49
LIFB  Life Bancorp of Norfolk VA             10.55    10.25    0.71    6.60    4.00       0.87    8.03       0.39  166.43    1.48
LFBI  Little Falls Bancorp of NJ             13.28    12.26    0.27    1.94    1.66       0.48    3.41       1.04   33.93    0.82
LOGN  Logansport Fin. Corp. of IN            19.20    19.20    1.17    5.64    4.77       1.52    7.31       0.61   44.88    0.38
LONF  London Financial Corp. of OH           19.66    19.66    0.66    3.18    3.20       1.00    4.83       0.80   61.11    0.63
LISB  Long Island Bancorp, Inc of NY          8.99     8.90    0.61    6.58    3.39       0.71    7.63       1.03   55.02    0.92
MAFB  MAF Bancorp of IL                       7.88     6.84    0.79   10.57    4.78       1.10   14.70       0.45  120.51    0.71
MBLF  MBLA Financial Corp. of MO             12.15    12.15    0.67    5.10    4.77       0.85    6.52       0.25  109.19    0.50
MFBC  MFB Corp. of Mishawaka IN              13.65    13.65    0.57    3.66    3.35       0.86    5.52       0.08  177.07    0.19
MLBC  ML Bancorp of Villanova PA              6.98     6.86    0.74   10.26    6.52       0.67    9.28       0.46  163.34    1.71
MSBF  MSB Financial Corp. of MI              16.99    16.99    1.19    6.43    4.91       1.47    7.91       0.66   61.34    0.44
MGNL  Magna Bancorp of MS(8)                 10.22     9.95    1.39   14.23    4.98       1.53   15.70       2.92   26.42    1.11
MARN  Marion Capital Holdings of IN          22.55    22.55    1.39    6.09    5.87       1.67    7.28       0.81  144.01    1.35
MRKF  Market Fin. Corp. of OH                34.99    34.99    0.84    3.14    2.26       0.84    3.14       0.75   12.24    0.20
MFCX  Marshalltown Fin. Corp. of IA(8)       15.74    15.74    0.34    2.15    1.79       0.73    4.66        NA      NA     0.19
MFSL  Maryland Fed. Bancorp of MD             8.38     8.28    0.61    7.41    4.82       0.89   10.72       0.47   85.38    0.46
MASB  MassBank Corp. of Reading MA*          10.64    10.64    1.10   10.79    6.93       1.04   10.23       0.16  149.80    0.87
MFLR  Mayflower Co-Op. Bank of MA*            9.68     9.52    1.03   10.64    7.72       0.97   10.03       0.96   92.14    1.52
MECH  Mechanics SB of Hartford CT*           10.23    10.23    1.92   19.45   11.62       1.92   19.45       1.13  152.02    2.58
MDBK  Medford Bank of Medford, MA*            8.99     8.38    1.08   12.07    7.54       1.01   11.29       0.37  176.45    1.22
MERI  Meritrust FSB of Thibodaux LA           8.20     8.20    0.67    8.71    4.54       1.05   13.56       0.37   83.87    0.58
MWBX  MetroWest Bank of MA*                   7.44     7.44    1.38   18.37    7.85       1.38   18.37       0.91  126.64    1.48
MCBS  Mid Continent Bancshares of KS(8)       9.39     9.39    1.02    9.79    4.99       1.16   11.10       0.15   71.76    0.19
MIFC  Mid Iowa Financial Corp. of IA          9.34     9.34    1.00   10.76    7.38       1.40   15.15       0.02     NA     0.45
MCBN  Mid-Coast Bancorp of ME                 8.60     8.60    0.43    4.92    4.24       0.67    7.71       0.73   70.32    0.62
MWBI  Midwest Bancshares, Inc. of IA          6.91     6.91    0.45    6.61    5.03       0.75   10.99       0.77   63.17    0.81
MWFD  Midwest Fed. Fin. Corp of WI            8.81     8.50    1.43   16.39    8.42       1.09   12.55       0.12  658.13    1.05
MFFC  Milton Fed. Fin. Corp. of OH           13.14    13.14    0.49    3.07    2.84       0.68    4.25       0.32   86.42    0.46
MIVI  Miss. View Hold. Co. of MN             18.87    18.87    0.69    3.74    3.72       1.03    5.57       0.33  370.39    1.91
MBSP  Mitchell Bancorp of NC*                43.36    43.36    1.40    3.24    2.98       1.64    3.81       2.03   26.19    0.62
MBBC  Monterey Bay Bancorp of CA             11.33    10.45    0.25    2.04    1.74       0.47    3.87       0.33  111.47    0.60

                                                           Pricing Ratios                      Dividend Data(6)
                                               -----------------------------------------      -----------------------
                                                                       Price/  Price/        Ind.   Divi-
                                               Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                         Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
- ---------------------                         ------- ------- ------- ------- -------      ------- ------- -------
                                                 (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
HPBC  Home Port Bancorp, Inc. of MA*            13.08  197.54   20.85  197.54   13.16         0.80    3.56   46.51
HMCI  Homecorp, Inc. of Rockford IL               NM   132.71    8.68  132.71   20.00         0.00    0.00    0.00
HZFS  Horizon Fin'l. Services of IA             29.03   95.54    9.35   95.54   18.14         0.32    1.70   49.23
HRZB  Horizon Financial Corp. of WA*            14.36  140.88   21.98  140.88   14.64         0.40    2.60   37.38
IBSF  IBS Financial Corp. of NJ                   NM   148.84   25.90  148.84   29.74         0.40    2.32     NM
ISBF  ISB Financial Corp. of LA                   NM   150.78   18.37  177.81   24.04         0.40    1.60   51.95
ITLA  Imperial Thrift & Loan of CA*             12.32  149.92   16.47  150.55   12.32         0.00    0.00    0.00
IFSB  Independence FSB of DC                      NM   104.63    6.83  119.35   21.21         0.22    1.57     NM
INCB  Indiana Comm. Bank, SB of IN                NM   128.36   15.90  128.36     NM          0.36    2.29     NM
INBI  Industrial Bancorp of OH                    NM   127.86   22.64  127.86   16.90         0.48    3.23     NM
IWBK  Interwest SB of Oak Harbor WA             21.57  253.88   17.21  259.59   15.89         0.60    1.53   32.97
IPSW  Ipswich SB of Ipswich MA*                  7.89  145.44    8.31  145.44   10.04         0.12    0.91    7.14
JXVL  Jacksonville Bancorp of TX                18.33  121.77   18.16  121.77   13.98         0.50    3.03   55.56
JXSB  Jcksnville SB,MHC of IL (45.6)              NM   167.54   17.59  167.54   28.48         0.40    1.78     NM
JSBA  Jefferson Svgs Bancorp of MO                NM   163.61   13.41  214.77   21.32         0.40    1.15   57.97
JOAC  Joachim Bancorp of MO                       NM   107.26   30.21  107.26     NM          0.50    3.42     NM
KSAV  KS Bancorp of Kenly NC                    17.13  114.06   15.43  114.13   13.21         0.60    3.24   55.56
KSBK  KSB Bancorp of Kingfield ME(8)*           12.02  154.32   11.05  164.04   11.57         0.08    0.64    7.69
KFBI  Klamath First Bancorp of OR                 NM   141.69   27.69  141.69   24.24         0.30    1.49   54.55
LSBI  LSB Fin. Corp. of Lafayette IN            14.74  120.66   10.68  120.66   16.73         0.34    1.53   22.52
LVSB  Lakeview SB of Paterson NJ                12.77  178.30   16.97  222.99   18.39         0.25    0.70    8.99
LARK  Landmark Bancshares of KS                 24.12  148.26   20.44  148.26   20.49         0.40    1.47   35.40
LARL  Laurel Capital Group of PA                14.60  159.54   16.00  159.54   11.58         0.52    2.21   32.30
LSBX  Lawrence Savings Bank of MA*               8.44  158.52   13.78  158.52    8.56         0.00    0.00    0.00
LFED  Leeds FSB, MHC of MD (36.3)                 NM   229.17   37.08  229.17     NM          0.76    2.51     NM
LXMO  Lexington B&L Fin. Corp. of MO            29.09  108.55   30.74  108.55   22.54         0.30    1.88   54.55
LIFB  Life Bancorp of Norfolk VA                25.00  158.41   16.71  163.01   20.53         0.48    1.90   47.52
LFBI  Little Falls Bancorp of NJ                  NM   120.61   16.01  130.60     NM          0.20    1.14   68.97
LOGN  Logansport Fin. Corp. of IN               20.95  122.34   23.49  122.34   16.15         0.40    2.58   54.05
LONF  London Financial Corp. of OH                NM   102.74   20.20  102.74   20.55         0.24    1.60   50.00
LISB  Long Island Bancorp, Inc of NY            29.51  191.70   17.24  193.62   25.45         0.60    1.41   41.67
MAFB  MAF Bancorp of IL                         20.92  190.65   15.02  219.53   15.04         0.28    0.89   18.54
MBLF  MBLA Financial Corp. of MO                20.95  105.78   12.85  105.78   16.37         0.40    1.72   36.04
MFBC  MFB Corp. of Mishawaka IN                 29.87  114.71   15.66  114.71   19.83         0.32    1.39   41.56
MLBC  ML Bancorp of Villanova PA                15.35  152.56   10.65  155.28   16.97         0.40    1.92   29.41
MSBF  MSB Financial Corp. of MI                 20.38  130.41   22.15  130.41   16.56         0.28    2.11   43.08
MGNL  Magna Bancorp of MS(8)                    20.09  269.58   27.56  277.02   18.20         0.60    2.21   44.44
MARN  Marion Capital Holdings of IN             17.03  106.33   23.97  106.33   14.24         0.88    3.74   63.77
MRKF  Market Fin. Corp. of OH                     NM    95.75   33.51   95.75     NM          0.28    1.97     NM
MFCX  Marshalltown Fin. Corp. of IA(8)            NM   117.71   18.53  117.71   25.77         0.00    0.00    0.00
MFSL  Maryland Fed. Bancorp of MD               20.74  148.91   12.48  150.80   14.33         0.80    1.78   36.87
MASB  MassBank Corp. of Reading MA*             14.42  146.16   15.55  146.16   15.22         1.28    2.44   35.16
MFLR  Mayflower Co-Op. Bank of MA*              12.95  131.68   12.75  133.93   13.74         0.68    3.78   48.92
MECH  Mechanics SB of Hartford CT*               8.61  149.09   15.25  149.09    8.61         0.00    0.00    0.00
MDBK  Medford Bank of Medford, MA*              13.27  153.01   13.76  164.22   14.19         0.72    2.22   29.39
MERI  Meritrust FSB of Thibodaux LA             22.05  181.13   14.86  181.13   14.15         0.70    1.60   35.18
MWBX  MetroWest Bank of MA*                     12.73  219.21   16.31  219.21   12.73         0.12    1.81   23.08
MCBS  Mid Continent Bancshares of KS(8)         20.05  191.42   17.97  191.42   17.69         0.40    1.07   21.39
MIFC  Mid Iowa Financial Corp. of IA            13.55  137.43   12.84  137.43    9.62         0.08    0.83   11.27
MCBN  Mid-Coast Bancorp of ME                   23.58  113.33    9.75  113.33   15.06         0.52    2.08   49.06
MWBI  Midwest Bancshares, Inc. of IA            19.89  123.75    8.55  123.75   11.96         0.60    1.67   33.15
MWFD  Midwest Fed. Fin. Corp of WI              11.87  189.56   16.71  196.58   15.51         0.34    1.60   18.99
MFFC  Milton Fed. Fin. Corp. of OH                NM   120.93   15.89  120.93   25.46         0.60    4.36     NM
MIVI  Miss. View Hold. Co. of MN                26.90   98.69   18.63   98.69   18.03         0.16    1.01   27.12
MBSP  Mitchell Bancorp of NC*                     NM   111.24   48.24  111.24   28.53         0.40    2.34     NM
MBBC  Monterey Bay Bancorp of CA                  NM   115.18   13.05  124.96     NM          0.12    0.72   41.38

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of September 5, 1997


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
- ---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
MONT  Montgomery Fin. Corp. of IN            17.91    17.91    0.42    2.32    2.17       0.67    3.74       0.91   20.00    0.20
MSBK  Mutual SB, FSB of Bay City MI           6.07     6.07    0.11    1.93    1.30       0.04    0.75       0.11  272.91    0.67
NHTB  NH Thrift Bancshares of NH              7.65     6.52    0.39    5.25    2.75       0.58    7.77       0.70  125.20    1.05
NSLB  NS&L Bancorp of Neosho MO              19.56    19.56    0.49    2.37    2.19       0.77    3.71       0.03  210.00    0.13
NMSB  Newmil Bancorp. of CT*                  9.81     9.81    0.83    8.14    5.06       0.79    7.78       1.11  152.08    3.18
NASB  North American SB of MO                 7.68     7.42    1.26   17.18    8.37       1.19   16.18       3.11   27.16    0.98
NBSI  North Bancshares of Chicago IL         14.13    14.13    0.49    3.27    2.64       0.68    4.57        NA      NA     0.27
FFFD  North Central Bancshares of IA         22.67    22.67    1.64    6.41    6.05       1.90    7.41       0.12  814.90    1.19
NBN   Northeast Bancorp of ME*                6.95     6.01    0.51    6.99    5.55       0.47    6.47       1.37   77.15    1.32
NEIB  Northeast Indiana Bncrp of IN          15.19    15.19    1.04    6.33    5.60       1.22    7.42       0.40  159.54    0.71
NWEQ  Northwest Equity Corp. of WI           11.45    11.45    0.78    6.47    5.46       0.98    8.16       1.26   38.04    0.59
NWSB  Northwest SB, MHC of PA (30.7)          9.49     8.94    0.69    7.05    2.24       0.98    9.96       0.72   90.87    0.88
NSSY  Norwalk Savings Society of CT*          8.06     7.77    0.97   12.53    6.59       1.11   14.29        NA      NA     1.54
NSSB  Norwich Financial Corp. of CT*         11.17    10.08    1.09   10.08    5.11       1.04    9.58       1.29  151.12    2.83
NTMG  Nutmeg FS&LA of CT                      5.56     5.56    0.26    4.60    3.00       0.35    6.28       1.19   40.69    0.55
OHSL  OHSL Financial Corp. of OH             11.03    11.03    0.61    5.29    4.64       0.85    7.42       0.14  161.25    0.31
OCFC  Ocean Fin. Corp. of NJ                 16.25    16.25    0.04    0.24    0.18       0.98    5.97       0.55   79.68    0.87
OCN   Ocwen Financial Corp. of FL             8.75     8.36    2.81   33.59    6.06       1.69   20.28       5.11   17.43    1.34
OFCP  Ottawa Financial Corp. of MI            8.73     7.01    0.48    5.25    3.18       0.78    8.45       0.32  112.76    0.42
PFFB  PFF Bancorp of Pomona CA               10.32    10.21    0.16    1.41    1.06       0.46    4.09       1.76   59.73    1.46
PSFI  PS Financial of Chicago IL             38.70    38.70    1.94    4.74    4.52       1.96    4.81       0.79   28.66    0.51
PVFC  PVF Capital Corp. of OH                 7.02     7.02    1.05   15.56    6.59       1.35   20.00       1.20   61.53    0.79
PCCI  Pacific Crest Capital of CA*            7.09     7.09    1.04   13.26    7.34       0.97   12.43       1.29   79.26    1.67
PAMM  PacificAmerica Money Ctr of CA*        22.43    22.43    5.63   41.65   16.00       5.63   41.65       4.97   27.75    2.22
PALM  Palfed, Inc. of Aiken SC                8.24     8.24    0.10    1.29    0.73       0.61    7.54       2.12   51.22    1.32
PBCI  Pamrapo Bancorp, Inc. of NJ            12.74    12.64    0.90    6.37    5.52       1.24    8.78       2.77   26.10    1.29
PFED  Park Bancorp of Chicago IL             22.53    22.53    0.87    4.19    3.68       1.21    5.81       0.21  134.41    0.73
PVSA  Parkvale Financial Corp of PA           7.58     7.53    0.73    9.76    5.62       1.08   14.42       0.27  537.53    1.97
PEEK  Peekskill Fin. Corp. of NY             25.73    25.73    0.98    3.54    3.38       1.29    4.65       1.22   27.98    1.35
PFSB  PennFed Fin. Services of NJ             7.36     6.15    0.57    7.43    4.77       0.84   10.86       0.59   33.53    0.28
PWBC  PennFirst Bancorp of PA                 8.08     7.55    0.46    6.31    4.03       0.67    9.12       0.65   93.15    1.49
PWBK  Pennwood SB of PA*                     17.45    17.45    0.70    4.05    3.40       1.12    6.54       0.98   57.43    1.03
PBKB  People's SB of Brockton MA*             5.61     5.37    0.80   14.41    6.78       0.47    8.57       0.82   91.19    1.57
PFDC  Peoples Bancorp of Auburn IN           15.21    15.21    1.12    7.33    5.56       1.47    9.59       0.36   83.87    0.38
PBCT  Peoples Bank, MHC of CT (40.1)*         8.48     8.47    1.12   13.72    4.76       0.83   10.17       0.90  121.39    1.60
PFFC  Peoples Fin. Corp. of OH               27.20    27.20    0.90    3.32    3.07       0.90    3.32        NA      NA     0.39
PHBK  Peoples Heritage Fin Grp of ME*         7.72     6.51    1.28   15.68    5.97       1.29   15.88       0.91  126.66    1.66
PSFC  Peoples Sidney Fin. Corp of OH         23.26    23.26    0.92    3.97    3.45       1.21    5.18       1.00   42.00    0.45
PERM  Permanent Bancorp of IN                 9.16     9.03    0.34    3.64    3.13       0.62    6.57       1.09   45.43    0.99
PMFI  Perpetual Midwest Fin. of IA            8.53     8.53    0.12    1.38    1.20       0.29    3.36       0.40  185.58    0.95
PERT  Perpetual of SC, MHC (46.8)(8)         11.82    11.82    0.59    4.97    1.89       0.83    7.00       0.12  502.32    0.87
PCBC  Perry Co. Fin. Corp. of MO             19.19    19.19    0.93    4.93    4.24       1.07    5.70        NA      NA     0.19
PHFC  Pittsburgh Home Fin. of PA             10.92    10.80    0.62    4.71    3.68       0.79    6.00       1.60   32.18    0.76
PFSL  Pocahnts Fed, MHC of AR (47.0)          6.36     6.36    0.60    9.75    4.88       0.84   13.54       0.15  308.72    1.12
PTRS  Potters Financial Corp of OH            8.83     8.83    0.48    5.37    4.69       0.85    9.54       0.50  350.66    2.78
PKPS  Poughkeepsie Fin. Corp. of NY           8.37     8.37    0.35    4.21    3.11       0.54    6.49       4.28   25.28    1.45
PHSB  Ppls Home SB, MHC of PA (45.0)         17.31    17.31    0.39    2.23    1.95       0.81    4.67        NA      NA     1.40
PRBC  Prestige Bancorp of PA                 11.13    11.13    0.37    2.84    2.76       0.65    5.01       0.30   85.33    0.38
PETE  Primary Bank of NH(8)*                  6.93     6.92    0.61    9.35    4.72       0.73   11.09       0.82   75.47    1.08
PFNC  Progress Financial Corp. of PA          5.27     4.65    0.54   10.19    3.69       0.65   12.26       1.46   51.92    1.08
PSBK  Progressive Bank, Inc. of NY*           8.55     7.64    0.99   12.02    6.94       0.98   11.81       0.85  131.46    1.65
PROV  Provident Fin. Holdings of CA          13.88    13.88    0.32    2.24    1.95       0.28    1.95        NA      NA     1.31
PULB  Pulaski SB, MHC of MO (29.8)           13.00    13.00    0.69    5.42    2.23       0.96    7.53        NA      NA     0.33
PLSK  Pulaski SB, MHC of NJ (46.0)           11.90    11.90    0.25    2.97    1.20       0.61    7.21       0.65   71.47    0.81
PULS  Pulse Bancorp of S. River NJ            8.05     8.05    0.72    9.24    5.85       1.08   13.86       0.69   65.20    1.93
QCFB  QCF Bancorp of Virginia MN             18.09    18.09    1.36    7.11    5.64       1.36    7.11       0.40  221.49    2.24

                                                          Pricing Ratios                      Dividend Data(6)
                                              -----------------------------------------      -----------------------
                                                                      Price/  Price/        Ind.   Divi-
                                              Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
- ---------------------                        ------- ------- ------- ------- -------      ------- ------- -------
                                                (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
MONT  Montgomery Fin. Corp. of IN                NM   106.95   19.16  106.95   28.57         0.00    0.00    0.00
MSBK  Mutual SB, FSB of Bay City MI              NM   144.93    8.80  144.93     NM          0.00    0.00    0.00
NHTB  NH Thrift Bancshares of NH                 NM   166.55   12.74  195.61   24.53         0.50    2.55     NM
NSLB  NS&L Bancorp of Neosho MO                  NM   113.50   22.20  113.50   29.30         0.50    2.67     NM
NMSB  Newmil Bancorp. of CT*                   19.76  162.52   15.95  162.52   20.68         0.24    1.79   35.29
NASB  North American SB of MO                  11.95  193.14   14.83  199.84   12.69         0.80    1.63   19.51
NBSI  North Bancshares of Chicago IL             NM   129.79   18.34  129.79   27.16         0.48    2.18     NM
FFFD  North Central Bancshares of IA           16.54  113.91   25.82  113.91   14.30         0.25    1.48   24.51
NBN   Northeast Bancorp of ME*                 18.01  124.17    8.63  143.65   19.48         0.32    1.91   34.41
NEIB  Northeast Indiana Bncrp of IN            17.86  115.21   17.50  115.21   15.22         0.32    1.83   32.65
NWEQ  Northwest Equity Corp. of WI             18.32  121.94   13.96  121.94   14.52         0.52    3.23   59.09
NWSB  Northwest SB, MHC of PA (30.7)             NM      NM    28.91     NM      NM          0.32    1.24   55.17
NSSY  Norwalk Savings Society of CT*           15.19  178.05   14.35  184.67   13.32         0.40    1.09   16.53
NSSB  Norwich Financial Corp. of CT*           19.58  189.18   21.12  209.57   20.60         0.56    2.01   39.44
NTMG  Nutmeg FS&LA of CT                         NM   142.49    7.93  142.49   24.44         0.00    0.00    0.00
OHSL  OHSL Financial Corp. of OH               21.54  113.72   12.54  113.72   15.36         0.88    3.65     NM
OCFC  Ocean Fin. Corp. of NJ                     NM   125.23   20.35  125.23   22.99         0.80    2.34     NM
OCN   Ocwen Financial Corp. of FL              16.51     NM    42.07     NM    27.34         0.00    0.00    0.00
OFCP  Ottawa Financial Corp. of MI               NM   168.19   14.68  209.52   19.51         0.40    1.55   48.78
PFFB  PFF Bancorp of Pomona CA                   NM   136.94   14.13  138.37     NM          0.00    0.00    0.00
PSFI  PS Financial of Chicago IL               22.14  105.73   40.92  105.73   21.83         0.32    2.06   45.71
PVFC  PVF Capital Corp. of OH                  15.18  217.06   15.25  217.06   11.81         0.00    0.00    0.00
PCCI  Pacific Crest Capital of CA*             13.62  168.94   11.97  168.94   14.54         0.00    0.00    0.00
PAMM  PacificAmerica Money Ctr of CA*           6.25  171.57   38.47  171.57    6.25         0.00    0.00    0.00
PALM  Palfed, Inc. of Aiken SC                   NM   171.17   14.11  171.17   23.36         0.12    0.68     NM
PBCI  Pamrapo Bancorp, Inc. of NJ              18.10  126.35   16.09  127.35   13.13         1.00    4.76     NM
PFED  Park Bancorp of Chicago IL               27.21  103.69   23.36  103.69   19.62         0.00    0.00    0.00
PVSA  Parkvale Financial Corp of PA            17.80  165.16   12.53  166.41   12.06         0.52    1.70   30.23
PEEK  Peekskill Fin. Corp. of NY               29.60  114.68   29.50  114.68   22.49         0.36    2.13   63.16
PFSB  PennFed Fin. Services of NJ              20.98  148.74   10.94  177.83   14.35         0.28    0.93   19.58
PWBC  PennFirst Bancorp of PA                  24.81  125.64   10.15  134.39   17.18         0.33    2.11   52.38
PWBK  Pennwood SB of PA*                       29.39  111.37   19.44  111.37   18.21         0.32    1.91   56.14
PBKB  People's SB of Brockton MA*              14.76  200.00   11.22  208.78   24.81         0.44    2.57   37.93
PFDC  Peoples Bancorp of Auburn IN             17.99  130.01   19.77  130.01   13.74         0.60    2.40   43.17
PBCT  Peoples Bank, MHC of CT (40.1)*          21.00  267.06   22.65  267.31   28.34         0.68    2.33   48.92
PFFC  Peoples Fin. Corp. of OH                   NM   109.32   29.74  109.32     NM          0.50    2.90     NM
PHBK  Peoples Heritage Fin Grp of ME*          16.74  250.48   19.34  297.22   16.53         0.76    1.92   32.20
PSFC  Peoples Sidney Fin. Corp of OH           29.02  115.33   26.83  115.33   22.26         0.20    1.23   35.71
PERM  Permanent Bancorp of IN                    NM   116.51   10.68  118.25   17.69         0.40    1.74   55.56
PMFI  Perpetual Midwest Fin. of IA               NM   115.94    9.89  115.94     NM          0.30    1.44     NM
PERT  Perpetual of SC, MHC (46.8)(8)             NM   263.29   31.13  263.29     NM          1.40    2.64     NM
PCBC  Perry Co. Fin. Corp. of MO               23.61  113.03   21.69  113.03   20.43         0.40    1.88   44.44
PHFC  Pittsburgh Home Fin. of PA               27.17  131.95   14.41  133.36   21.31         0.24    1.28   34.78
PFSL  Pocahnts Fed, MHC of AR (47.0)           20.50  193.09   12.28  193.09   14.77         0.90    3.16   64.75
PTRS  Potters Financial Corp of OH             21.34  112.65    9.95  112.65   12.01         0.36    1.45   31.03
PKPS  Poughkeepsie Fin. Corp. of NY              NM   131.97   11.05  131.97   20.86         0.10    1.30   41.67
PHSB  Ppls Home SB, MHC of PA (45.0)             NM   114.00   19.73  114.00   24.43         0.00    0.00    0.00
PRBC  Prestige Bancorp of PA                     NM   102.97   11.46  102.97   20.48         0.12    0.71   25.53
PETE  Primary Bank of NH(8)*                   21.17  183.18   12.70  183.44   17.86         0.00    0.00    0.00
PFNC  Progress Financial Corp. of PA           27.07  252.94   13.32  286.67   22.49         0.11    0.75   20.37
PSBK  Progressive Bank, Inc. of NY*            14.40  168.38   14.40  188.50   14.65         0.68    2.05   29.57
PROV  Provident Fin. Holdings of CA              NM   115.14   15.99  115.14     NM          0.00    0.00    0.00
PULB  Pulaski SB, MHC of MO (29.8)               NM   240.04   31.21  240.04     NM          1.00    3.77     NM
PLSK  Pulaski SB, MHC of NJ (46.0)               NM   171.57   20.42  171.57     NM          0.30    1.71     NM
PULS  Pulse Bancorp of S. River NJ             17.08  150.40   12.10  150.40   11.39         0.70    3.41   58.33
QCFB  QCF Bancorp of Virginia MN               17.73  131.72   23.83  131.72   17.73         0.00    0.00    0.00

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of September 5, 1997


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
- ---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
QCBC  Quaker City Bancorp of CA               8.77     8.76    0.37    4.12    2.82       0.60    6.74       1.31   74.10    1.19
QCSB  Queens County Bancorp of NY*           11.85    11.85    1.60   10.80    3.96       1.63   10.95       0.68   95.23    0.74
RCSB  RCSB Financial, Inc. of NY(8)*          7.85     7.65    0.95   12.54    5.19       0.94   12.40       0.76   83.90    1.18
RARB  Raritan Bancorp. of Raritan NJ*         7.93     7.80    0.96   12.55    6.08       1.02   13.33       0.29  297.45    1.29
REDF  RedFed Bancorp of Redlands CA           8.45     8.42    0.25    3.24    1.77       0.65    8.37       2.19   45.70    1.15
RELY  Reliance Bancorp, Inc. of NY            8.23     5.93    0.58    7.07    3.91       0.86   10.46       0.79   33.33    0.57
RELI  Reliance Bancshares Inc of WI(8)*      48.82    48.82    0.86    1.78    1.86       0.92    1.89        NA      NA     0.53
RIVR  River Valley Bancorp of IN             12.40    12.21    0.46    4.24    2.79       0.62    5.72       0.49  170.62    1.03
RSLN  Roslyn Bancorp, Inc. of NY*            20.14    20.04    0.86    4.12    2.67       1.35    6.49       0.27  278.21    3.46
RVSB  Rvrview SB,FSB MHC of WA(41.7)(8)      11.24    10.26    0.96    8.70    3.17       1.20   10.87       0.14  278.46    0.56
SCCB  S. Carolina Comm. Bnshrs of SC         25.95    25.95    0.82    2.99    2.21       1.10    4.03       1.78   35.52    0.81
SBFL  SB Fngr Lakes MHC of NY (33.1)          9.58     9.58    0.13    1.32    0.60       0.44    4.49       0.69   76.89    1.16
SFED  SFS Bancorp of Schenectady NY          12.47    12.47    0.44    3.41    3.12       0.79    6.09       0.73   57.17    0.57
SGVB  SGV Bancorp of W. Covina CA             7.31     7.19    0.20    2.37    2.00       0.47    5.74        NA      NA     0.44
SISB  SIS Bancorp Inc of MA*                  7.20     7.20    1.38   18.82   11.32       1.37   18.70       0.47  244.29    2.48
SWCB  Sandwich Co-Op. Bank of MA*             7.95     7.61    0.95   11.65    6.96       0.97   11.90       0.83   92.55    1.09
SECP  Security Capital Corp. of WI(8)        16.20    16.20    1.25    7.87    4.64       1.50    9.38       0.12  918.65    1.44
SFSL  Security First Corp. of OH              9.43     9.26    1.07   11.49    5.03       1.34   14.36       0.28  273.91    0.85
SFNB  Security First Netwrk Bk of GA         33.11    32.57  -29.36     NM   -29.02     -30.07     NM         NA      NA     1.28
SMFC  Sho-Me Fin. Corp. of MO(8)              9.03     9.03    1.04   10.44    5.28       1.17   11.79       0.14  425.11    0.66
SOBI  Sobieski Bancorp of S. Bend IN         15.12    15.12    0.31    1.87    1.97       0.59    3.56       0.15  158.73    0.33
SOSA  Somerset Savings Bank of MA(8)*         6.34     6.34    0.81   13.81    6.30       0.78   13.26       6.28   22.01    1.81
SSFC  South Street Fin. Corp. of NC*         25.26    25.26    0.92    4.51    2.43       1.17    5.71       0.27   65.44    0.39
SCBS  Southern Commun. Bncshrs of AL         21.96    21.96    0.32    2.52    1.20       0.79    6.23       2.48   46.17    1.94
SMBC  Southern Missouri Bncrp of MO          15.67    15.67    0.71    4.42    4.09       0.70    4.35       1.10   37.60    0.64
SWBI  Southwest Bancshares of IL             11.00    11.00    0.75    6.94    5.19       1.02    9.52       0.30   67.34    0.28
SVRN  Sovereign Bancorp of PA                 4.01     3.03    0.44   11.07    4.00       0.68   17.14       0.57   78.85    0.72
STFR  St. Francis Cap. Corp. of WI            7.88     6.96    0.64    7.35    4.90       0.70    8.09       0.19  181.58    0.80
SPBC  St. Paul Bancorp, Inc. of IL            8.60     8.58    0.72    8.22    3.86       1.03   11.84       0.32  232.75    1.09
STND  Standard Fin. of Chicago IL(8)         10.77    10.75    0.50    4.46    2.89       0.72    6.44       0.22  136.61    0.50
SFFC  StateFed Financial Corp. of IA         17.78    17.78    1.11    6.16    5.32       1.35    7.47        NA      NA      NA
SFIN  Statewide Fin. Corp. of NJ              9.73     9.71    0.54    5.46    3.95       0.91    9.26       0.43   95.58    0.83
STSA  Sterling Financial Corp. of WA          4.10     3.57    0.10    2.46    1.40       0.32    7.91       0.61   79.43    0.82
SFSB  SuburbFed Fin. Corp. of IL              6.48     6.46    0.39    5.87    4.47       0.56    8.55       0.48   41.27    0.31
ROSE  T R Financial Corp. of NY*              6.20     6.20    0.98   15.73    6.85       0.89   14.19       0.46   90.99    0.80
THRD  TF Financial Corp. of PA               11.11     9.75    0.55    4.76    4.17       0.74    6.40       0.33   92.84    0.62
TPNZ  Tappan Zee Fin., Inc. of NY            17.92    17.92    0.70    4.22    2.97       0.65    3.90       1.73   31.27    1.18
ESBK  The Elmira SB FSB of Elmira NY*         6.30     6.04    0.36    5.66    4.66       0.35    5.51       0.66   97.39    0.85
GRTR  The Greater New York SB of NY(8)*       6.27     6.27    0.74   12.34    5.98       0.40    6.62        NA      NA     1.71
TSBS  Trenton SB,FSB MHC of NJ(35.9)(8)      16.89    15.48    1.34    7.53    2.88       1.14    6.39       0.73   55.92    0.67
TRIC  Tri-County Bancorp of WY               15.32    15.32    0.80    5.14    4.68       1.02    6.55        NA      NA     1.11
TWIN  Twin City Bancorp of TN                12.86    12.86    0.53    4.13    3.26       0.75    5.82       0.16  130.95    0.29
UFRM  United FS&LA of Rocky Mount NC          7.48     7.48    0.22    2.87    1.65       0.38    4.98       0.58  135.44    0.98
UBMT  United Fin. Corp. of MT                22.65    22.65    1.09    4.70    3.92       1.34    5.80        NA      NA     0.22
VABF  Va. Beach Fed. Fin. Corp of VA          6.85     6.85    0.21    3.15    1.84       0.47    7.02       1.26   56.59    0.93
VFFC  Virginia First Savings of VA(8)         8.06     7.78    1.36   17.14    7.58       1.25   15.72       2.29   47.29    1.19
WHGB  WHG Bancshares of MD                   20.65    20.65    0.51    2.23    2.16       0.51    2.23       0.15  160.96    0.29
WSFS  WSFS Financial Corp. of DE*             5.20     5.16    1.31   23.71    9.56       1.32   23.87       1.70   96.79    2.65
WVFC  WVS Financial Corp. of PA*             11.16    11.16    1.07    8.59    6.04       1.34   10.72       0.30  230.13    1.25
WRNB  Warren Bancorp of Peabody MA*          10.37    10.37    2.13   22.09   11.17       1.81   18.79       1.15   98.45    1.79
WFSL  Washington FS&LA of Seattle WA         12.08    11.03    1.67   14.37    6.96       1.84   15.85       0.73   59.65    0.60
WAMU  Washington Mutual Inc. of WA(8)*        5.00     4.75    0.35    6.81    1.79       0.74   14.45       0.81   93.26    1.12
WYNE  Wayne Bancorp of NJ                    13.35    13.35    0.44    2.94    2.06       0.44    2.94       0.91   83.50    1.15
WAYN  Wayne S&L Co. MHC of OH (47.8)          9.25     9.25    0.31    3.42    1.44       0.66    7.23       0.73   50.94    0.45
WCFB  Wbstr Cty FSB MHC of IA (45.2)         23.35    23.35    1.06    4.61    2.70       1.42    6.15       0.26  152.85    0.69
WBST  Webster Financial Corp. of CT           5.02     4.29    0.41    8.14    2.85       0.74   14.55       0.85  103.47    1.45

                                                          Pricing Ratios                      Dividend Data(6)
                                              -----------------------------------------      -----------------------
                                                                      Price/  Price/        Ind.   Divi-
                                              Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
- ---------------------                        ------- ------- ------- ------- -------      ------- ------- -------
                                                (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
QCBC  Quaker City Bancorp of CA                  NM   142.24   12.47  142.33   21.68         0.00    0.00    0.00
QCSB  Queens County Bancorp of NY*             25.23     NM    37.65     NM    24.89         1.00    1.84   46.51
RCSB  RCSB Financial, Inc. of NY(8)*           19.26  234.39   18.40  240.49   19.48         0.60    1.18   22.73
RARB  Raritan Bancorp. of Raritan NJ*          16.44  192.31   15.26  195.60   15.48         0.48    2.00   32.88
REDF  RedFed Bancorp of Redlands CA              NM   162.79   13.76  163.40   21.88         0.00    0.00    0.00
RELY  Reliance Bancorp, Inc. of NY             25.60  172.60   14.21  239.52   17.30         0.64    2.00   51.20
RELI  Reliance Bancshares Inc of WI(8)*          NM    94.93   46.34   94.93     NM          0.00    0.00    0.00
RIVR  River Valley Bancorp of IN                 NM   112.78   13.98  114.50   26.61         0.16    0.97   34.78
RSLN  Roslyn Bancorp, Inc. of NY*                NM   151.71   30.56  152.45   23.78         0.24    1.08   40.68
RVSB  Rvrview SB,FSB MHC of WA(41.7)(8)          NM   260.07   29.23  284.91   25.23         0.24    0.86   27.27
SCCB  S. Carolina Comm. Bnshrs of SC             NM   137.35   35.64  137.35     NM          0.60    2.55     NM
SBFL  SB Fngr Lakes MHC of NY (33.1)             NM   214.96   20.59  214.96     NM          0.40    1.60     NM
SFED  SFS Bancorp of Schenectady NY              NM   110.38   13.76  110.38   17.99         0.28    1.45   46.67
SGVB  SGV Bancorp of W. Covina CA                NM   121.38    8.87  123.41   20.67         0.00    0.00    0.00
SISB  SIS Bancorp Inc of MA*                    8.84  157.94   11.37  157.94    8.89         0.56    1.91   16.92
SWCB  Sandwich Co-Op. Bank of MA*              14.37  161.40   12.83  168.61   14.07         1.20    3.57   51.28
SECP  Security Capital Corp. of WI(8)          21.57  162.88   26.38  162.88   18.08         1.20    1.14   24.59
SFSL  Security First Corp. of OH               19.89  215.25   20.29  219.02   15.91         0.32    1.83   36.36
SFNB  Security First Netwrk Bk of GA             NM      NM   124.67     NM      NM          0.00    0.00     NM
SMFC  Sho-Me Fin. Corp. of MO(8)               18.93  198.74   17.95  198.74   16.75         0.00    0.00    0.00
SOBI  Sobieski Bancorp of S. Bend IN             NM   101.88   15.40  101.88   26.64         0.32    1.97     NM
SOSA  Somerset Savings Bank of MA(8)*          15.88  202.55   12.85  202.55   16.54         0.00    0.00    0.00
SSFC  South Street Fin. Corp. of NC*             NM   136.23   34.41  136.23     NM          0.40    2.16     NM
SCBS  Southern Commun. Bncshrs of AL             NM   117.21   25.74  117.21     NM          0.30    1.89     NM
SMBC  Southern Missouri Bncrp of MO            24.46  108.01   16.93  108.01   24.81         0.50    2.92   71.43
SWBI  Southwest Bancshares of IL               19.29  129.06   14.19  129.06   14.06         0.76    3.75   72.38
SVRN  Sovereign Bancorp of PA                  25.00  248.00    9.96     NM    16.15         0.08    0.52   12.90
STFR  St. Francis Cap. Corp. of WI             20.41  147.85   11.65  167.30   18.52         0.48    1.33   27.12
SPBC  St. Paul Bancorp, Inc. of IL             25.94  206.68   17.78  207.22   18.00         0.40    1.66   43.01
STND  Standard Fin. of Chicago IL(8)             NM   149.74   16.13  150.00   23.94         0.40    1.56   54.05
SFFC  StateFed Financial Corp. of IA           18.80  113.23   20.13  113.23   15.49         0.40    1.82   34.19
SFIN  Statewide Fin. Corp. of NJ               25.33  138.49   13.47  138.69   14.92         0.44    2.29   57.89
STSA  Sterling Financial Corp. of WA             NM   161.16    6.60  184.84   22.22         0.00    0.00    0.00
SFSB  SuburbFed Fin. Corp. of IL               22.36  125.46    8.13  125.92   15.36         0.32    1.16   26.02
ROSE  T R Financial Corp. of NY*               14.60  213.59   13.25  213.59   16.19         0.60    2.23   32.61
THRD  TF Financial Corp. of PA                 23.95  115.37   12.82  131.50   17.81         0.40    1.99   47.62
TPNZ  Tappan Zee Fin., Inc. of NY                NM   124.53   22.32  124.53     NM          0.28    1.57   52.83
ESBK  The Elmira SB FSB of Elmira NY*          21.46  119.34    7.51  124.49   22.05         0.64    2.64   56.64
GRTR  The Greater New York SB of NY(8)*        16.71  196.26   12.31  196.26     NM          0.20    0.87   14.49
TSBS  Trenton SB,FSB MHC of NJ(35.9)(8)          NM   253.35   42.78  276.32     NM          0.35    1.17   40.70
TRIC  Tri-County Bancorp of WY                 21.36  104.44   16.00  104.44   16.79         0.60    2.55   54.55
TWIN  Twin City Bancorp of TN                    NM   125.15   16.09  125.15   21.77         0.64    3.16     NM
UFRM  United FS&LA of Rocky Mount NC             NM   171.64   12.83  171.64     NM          0.24    2.09     NM
UBMT  United Fin. Corp. of MT                  25.53  120.30   27.25  120.30   20.69         0.98    4.08     NM
VABF  Va. Beach Fed. Fin. Corp of VA             NM   166.12   11.37  166.12   24.34         0.20    1.42     NM
VFFC  Virginia First Savings of VA(8)          13.19  210.31   16.95  217.79   14.38         0.10    0.42    5.52
WHGB  WHG Bancshares of MD                       NM   111.23   22.97  111.23     NM          0.20    1.27   58.82
WSFS  WSFS Financial Corp. of DE*              10.46  243.20   12.66  245.14   10.39         0.00    0.00    0.00
WVFC  WVS Financial Corp. of PA*               16.57  148.70   16.60  148.70   13.27         0.80    2.86   47.34
WRNB  Warren Bancorp of Peabody MA*             8.96  183.30   19.01  183.30   10.53         0.52    2.89   25.87
WFSL  Washington FS&LA of Seattle WA           14.37  190.11   22.96  208.14   13.02         0.92    3.30   47.42
WAMU  Washington Mutual Inc. of WA(8)*           NM      NM    16.52     NM    26.34         1.08    1.69     NM
WYNE  Wayne Bancorp of NJ                        NM   147.51   19.69  147.51     NM          0.20    0.82   40.00
WAYN  Wayne S&L Co. MHC of OH (47.8)             NM   231.84   21.44  231.84     NM          0.62    2.56     NM
WCFB  Wbstr Cty FSB MHC of IA (45.2)             NM   168.57   39.37  168.57   27.73         0.80    4.51     NM
WBST  Webster Financial Corp. of CT              NM   225.45   11.32  263.91   19.64         0.80    1.42   50.00

RP FINANCIAL, LC.
- -----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of September 5, 1997


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
- ---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
WEFC  Wells Fin. Corp. of Wells MN           14.20    14.20    0.72    5.07    4.42       1.06    7.49       0.28  121.72    0.37
WCBI  WestCo Bancorp of IL                   15.24    15.24    1.12    7.29    5.32       1.42    9.20       0.60   47.07    0.38
WSTR  WesterFed Fin. Corp. of MT             10.91     8.73    0.63    5.09    3.66       0.79    6.41       0.25  191.01    0.73
WOFC  Western Ohio Fin. Corp. of OH          13.79    12.85    0.33    2.24    2.19       0.45    3.10        NA      NA     0.58
WWFC  Westwood Fin. Corp. of NJ               9.13     8.13    0.49    5.12    3.25       0.85    8.80       0.13  159.15    0.55
WEHO  Westwood Hmstd Fin Corp of OH          29.41    29.41    0.70    2.41    1.97       1.04    3.62       0.06  255.81    0.21
WFI   Winton Financial Corp. of OH            7.11     6.96    1.00   14.08    9.77       0.84   11.80       0.35   78.21    0.32
FFWD  Wood Bancorp of OH                     12.31    12.31    1.07    8.25    5.18       1.27    9.81       0.24  143.64    0.44
YFCB  Yonkers Fin. Corp. of NY               14.90    14.90    0.86    5.06    3.92       1.16    6.79       0.57   65.11    1.02
YFED  York Financial Corp. of PA              8.61     8.61    0.62    7.41    4.12       0.79    9.46       2.39   23.05    0.64

                                                         Pricing Ratios                      Dividend Data(6)
                                             -----------------------------------------      -----------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
- ---------------------                       ------- ------- ------- ------- -------      ------- ------- -------
                                               (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
- ---------------------------------------
WEFC  Wells Fin. Corp. of Wells MN            22.60  112.70   16.00  112.70   15.28         0.48    2.91   65.75
WCBI  WestCo Bancorp of IL                    18.79  138.16   21.06  138.16   14.89         0.60    2.26   42.55
WSTR  WesterFed Fin. Corp. of MT              27.31  118.10   12.88  147.57   21.69         0.44    1.99   54.32
WOFC  Western Ohio Fin. Corp. of OH             NM   101.58   14.01  108.99     NM          1.00    4.21     NM
WWFC  Westwood Fin. Corp. of NJ                 NM   152.28   13.90  170.94   17.91         0.20    0.83   25.64
WEHO  Westwood Hmstd Fin Corp of OH             NM   107.62   31.65  107.62     NM          0.28    1.84     NM
WFI   Winton Financial Corp. of OH            10.23  144.10   10.24  147.21   12.22         0.46    2.81   28.75
FFWD  Wood Bancorp of OH                      19.30  160.19   19.71  160.19   16.22         0.40    2.62   50.63
YFCB  Yonkers Fin. Corp. of NY                25.49  136.99   20.41  136.99   18.99         0.24    1.24   31.58
YFED  York Financial Corp. of PA              24.26  171.57   14.77  171.57   18.99         0.60    2.45   59.41

                                   EXHIBIT 2

                       Peer Group Core Earnings Analysis

RP FINANCIAL, L.C.
- ----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700


                            Core Earnings Analysis
                       Comparable Institution Analysis
                  For the Twelve Months Ended June 30, 1997


                                                                                                   Estimated
                                         Net Income    Less: Net      Tax Effect    Less: Extd    Core Income             Estimated
                                         to Common    Gains(Loss)       @ 34%         Items        to Common     Shares   Core EPS
                                         ----------   -----------     ----------    ----------    -----------    ------   ---------
                                           ($000)        ($000)         ($000)        ($000)         ($000)      ($000)      ($)
Comparable Group
- ----------------
ALBK  ALBANK Fin. Corp. of Albany NY       29,419         10,167          -3,457             0         36,129     12,825      2.82
DIME  Dime Community Bancorp of NY         12,316          1,404            -477             0         13,243     13,093      1.01
FMCO  FMS Financial Corp. of NJ             3,717          2,661            -905             0          5,473      2,388      2.29
FSPG  First Home Bancorp of NJ              4,430          2,065            -702             0          5,793      2,708      2.14
FFIC  Flushing Fin. Corp. of NY             7,414            512            -174             0          7,752      7,979      0.97
HAVN  Haven Bancorp of Woodhaven NY         9,146          6,775          -2,304             0         13,618      4,377      3.11
IBSF  IBS Financial Corp. of NJ             3,664          4,137          -1,407             0          6,394     11,012      0.58
JSB   JSB Financial, Inc. of NY(1)         27,095         -2,069             703             0         25,729      9,845      2.61
OCFC  Ocean Fin. Corp. of NJ                  547         19,085          -6,489          -355         12,788      8,606      1.49
PFSB  PennFed Fin. Services of NJ           6,886          4,813          -1,636             0         10,063      4,822      2.09
PSBK  Progressive Bank, Inc. of NY          8,780           -207              70             0          8,643      3,821      2.26
PULS  Pulse Bancorp of S. River NJ          3,676          2,800            -952             0          5,524      3,071      1.80
QCSB  Queens County Bancorp of NY          21,888            420            -143             0         22,165     10,181      2.18
RELY  Reliance Bancorp, Inc. of NY         10,935          8,078          -2,747             0         16,266      8,776      1.85
SFIN  Statewide Fin. Corp. of NJ            3,588          3,744          -1,273             0          6,059      4,710      1.29
ROSE  T R  Financial Corp. of NY           32,295         -4,889           1,662             0         17,519     22,068      1.66

(1) Financial information is for the quarter ending March 31, 1997.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy of completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

                                  EXHIBIT 3

                           Pro Forma Analysis Sheet

                                  EXHIBIT 3
                           PRO FORMA ANALYSIS SHEET
                          Staten Island Savings Bank
                        Prices as of September 5, 1997


                                                                                                                All Savings
                                                                     Peer Group        New York Companies       Institutions
                                                                ------------------     ------------------     -----------------
 Price Multiple                      Symbol    Subject (1)        Mean     Median       Mean      Median        Mean    Median
 --------------                      ------    -----------      -------    -------     -------    -------     -------   -------
 Price-core earnings ratio           P/Core          13.11 x     17.18x     15.55x      19.01x    18.94x       18.14x    17.13x

 Price-tangible book ratio       =    P/TB          76.00%      166.06%    162.51%     150.14%   149.67%      149.84%   139.36%

 Price-assets ratio              =    P/A           15.79%       17.42%     14.20%      17.73%    14.40%       17.83%    15.89%

 Valuation Parameters
 --------------------

 Pre-Conversion Earnings (Y)                 $22,394,000              ESOP Stock Purchases (E)                8.00% (5)
 Pre Conversion Core Earnings                $20,095,000              Cost of ESOP Borrowings (S)             0.00% (4)
 Pre-Conversion Book Value (B)              $185,251,000              ESOP Amortization (T)                   15.00 years
 Pre-Conv. Tang. Book Value (B)             $165,799,000              RRP Amount (M)                          4.00%
 Pre-Conversion Assets (A)                $1,921,810,000              RRP Vesting (N)                          5.00 years (5)
 Reinvestment Rate (2)(R)                          3.12%              Foundation (F)                          5.00%
 Est. Conversion Expenses (3)(X)                   1.94%              Tax Benefit (Z)                     7,833,333
 Tax rate (TAX)                                   47.00%              Percentage Sold (PCT)                 100.00%

 Calculation of Pro Forma Value After Conversion
 -----------------------------------------------

 1.    V=               P/E * (Y)                                                   V=       $350,000,002
              -----------------------------------------------------
              1 - P/E * PCT * ((1-X-E-M-F)*R - (1-TAX)*E/T - (1-TAX)*M/N)

 2.    V=               P/B  *  (B+Z)                                                V=      $350,000,006
              ------------------------------
              1 - P/B * PCT * (1-X-E-M-F)

 3.    V=               P/A * (A+Z)                                                  V=      $350,000,001
              ----------------------------
              1 - P/A * PCT * (1-X-E-M-F)

                                                                           Shares                      Aggregate
                         Shares Sold to     Price Per   Gross Offering    Issued To   Total Shares    Market Value
 Conclusion                 Public           Share        Proceeds        Foundation    Issued       of Stock Issued
 ----------              --------------     ---------   --------------    ----------  ------------   ---------------
 Minimum                     28,333,333         10.00     $283,333,330     1,416,667    29,750,000       297,500,000
 Midpoint                    33,333,333         10.00      333,333,330     1,666,667    35,000,000       350,000,000
 Maximum                     38,333,333         10.00      383,333,330     1,916,667    40,250,000       402,500,000
 Supermaximum                44,083,333         10.00      440,833,330     2,204,167    46,287,500       462,875,000

 --------------------------
 (1) Pricing ratios shown reflect the midpoint value.
 (2) Net return reflects a reinvestment rate of 5.89 percent, and a tax rate of 47.00 percent.
 (3) Offering expenses shown at estimated midpoint value.
 (4) No cost is applicable since holding company will fund the ESOP loan.
 (5) ESOP and MRP amortize over 15 years and 5 years, respectively; amortization expenses tax effected at 47.00 percent.

                                   EXHIBIT 4

                    Pro Forma Effect of Conversion Proceeds

                                   Exhibit 4
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Staten Island Savings Bank
                                 At the Minimum








1.       Offering Proceeds                                                                                $283,333,330
         Less: Estimated Offering Expenses                                                                   5,940,000
                                                                                                             ---------
         Net Conversion Proceeds                                                                          $277,393,330


2.       Estimated Additional Income from Conversion Proceeds


         Net Conversion Proceeds                                                                          $277,393,330
         Less: Proceeds Invested in Non-Earning Fixed Assets                                                         0
         Less: Non-Cash Stock Purchases (1)                                                                 34,000,000
                                                                                                            ----------
         Net Proceeds Reinvested                                                                          $243,393,330
         Estimated net incremental rate of return                                                                3.12%
                                                                                                                 ----
         Earnings Increase                                                                                  $7,598,010
           Less: Estimated cost of ESOP borrowings (2)                                                               0
           Less: Amortization of ESOP borrowings (3)                                                           800,889
           Less: Recognition Plan Vesting (4)                                                                1,201,333
                                                                                                             ---------
         Net Earnings Increase                                                                              $5,595,787
                                                                                          Net
                                                                        Before          Earnings               After
3.       Pro Forma Earnings                                           Conversion        Increase            Conversion
                                                                      ----------        --------            ----------

         12 Months ended June 30, 1997 (reported)                     $22,394,000       $5,595,787          $27,989,787
         12 Months ended June 30, 1997 (core)                         $20,095,000       $5,595,787          $25,690,787


                                                       Before        Net Cash          Tax Benefit (5)         After
4.       Pro Forma Net Worth                         Conversion      Proceeds         Of Contribution       Conversion
                                                     ----------      --------         ---------------       ----------

         June 30, 1997                              $185,251,000     $243,393,330       $6,658,333         $435,302,663
         June 30, 1997 (Tangible)                   $165,799,000     $243,393,330       $6,658,333         $415,850,663

                                                       Before        Net Cash           Tax Benefit (5)       After
5.       Pro Forma Assets                            Conversion      Proceeds          Of Contribution      Conversion
                                                     ----------      --------          ---------------      ----------

         June 30, 1997                            $1,921,8l0,000     $243,393,330       $6,658,333       $2,17l,861,663



(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.

(2) ESOP stock purchases are internally financed by a loan from the holding company.

(3) ESOP borrowings are amortized over 15 years, amortization expense is tax-effected at a 47.00 percent rate.

(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    47.00 percent.

(5) Reflects tax benefit of stock contribution to the Foundation.

                                   Exhibit 4
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Staten Island Savings Bank
                                At the Midpoint








1.       Offering Proceeds                                                                         $333,333,330
         Less: Estimated Offering Expenses                                                            6,469,000
                                                                                                      ---------
         Net Conversion Proceeds                                                                   $326,864,330


2.       Estimated Additional Income from Conversion Proceeds


         Net Conversion Proceeds                                                                    $326,864,330
         Less: Proceeds Invested in Non-Earning Fixed Assets                                                   0
         Less: Non-Cash Stock Purchases (1)                                                           40,000,000
                                                                                                      ----------
         Net Proceeds Reinvested                                                                    $286,864,331
         Estimated net incremental rate of return                                                          3.12%
                                                                                                           ----
         Earnings Increase                                                                            $8,955,044
           Less: Estimated cost of ESOP borrowings (2)                                                         0
           Less: Amortization of ESOP borrowings (3)                                                     942,222
           Less: Recognition Plan Vesting (4)                                                          1,413,333
                                                                                                       ---------
         Net Earnings Increase                                                                        $6,599,488

                                                                                     Net
                                                                   Before          Earnings            After
3.       Pro Forma Earnings                                       Conversion       Increase          Conversion
                                                                  ----------       --------          ----------
         12 Months ended June 30, 1997 (reported)                 $22,394,000       $6,599,488       $28,993,488
         12 Months ended June 30, 1997 (core)                     $20,095,000       $6,599,488       $26,694,488


                                                 Before           Net Cash        Tax Benefit (5)      After
4.       Pro Forma Net Worth                    Conversion        Proceeds      Of Contribution      Conversion
                                                ----------        --------      ---------------      ----------

         June 30, 1997                          $185,251,000     $286,864,331       $7,833,333      $479,948,664
         June 30, 1997 (Tangible)               $165,799,000     $286,864,331       $7,833,333      $460,496,664

                                                 Before          Net Cash         Tax Benefit (5)     After
5.       Pro Forma Assets                       Conversion       Proceeds       Of Contribution     Conversion
                                                ----------       --------       ---------------     ----------

         June 30, 1997                        $1,921,810,000     $286,864,331       $7,833,333    $2,216,507,664



(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.

(2) ESOP stock purchases are internally financed by a loan from the holding company.

(3) ESOP borrowings are amortized over l5 years, amortization expense is tax-effected at a 47.00 percent rate.

(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    47.00 percent.

(5) Reflects tax benefit of stock contribution to the Foundation.

                                   Exhibit 4
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Staten Island Savings Bank
                                 At the Maximum




1.       Offering Proceeds                                                                           $383,333,330
         Less: Estimated Offering Expenses                                                              6,998,000
                                                                                                        ---------
         Net Conversion Proceeds                                                                     $376,335,330


2.       Estimated Additional Income from Conversion Proceeds


         Net Conversion Proceeds                                                                     $376,335,330
         Less: Proceeds Invested in Non-Earning Fixed Assets                                                    0
         Less: Non-Cash Stock Purchases (1)                                                            46,000,000
                                                                                                       ----------
         Net Proceeds Reinvested                                                                     $330,335,330
         Estimated net incremental rate of return                                                           3.12%
                                                                                                            ----
         Earnings Increase                                                                            $10,312,078
           Less: Estimated cost of ESOP borrowings (2)                                                          0
           Less: Amortization of ESOP borrowings (3)                                                    1,083,556
           Less: Recognition Plan Vesting (4)                                                           1,625,333
                                                                                                        ---------
         Net Earnings Increase                                                                         $7,603,189

                                                                                      Net
                                                                    Before          Earnings              After
3.       Pro Forma Earnings                                       Conversion        Increase            Conversion
                                                                  ----------        --------            ----------
         12 Months ended June 30, 1997 (reported)                 $22,394,000       $7,603,189        $29,997,189
         12 Months ended June 30, 1997 (core)                     $20,095,000       $7,603,189        $27,698,189


                                                   Before         Net Cash        Tax Benefit (5)        After
4.       Pro Forma Net Worth                     Conversion       Proceeds       Of Contribution       Conversion
                                                 ----------       --------       ---------------       ----------
         June 30, 1997                          $185,251,000     $330,335,330       $9,008,333       $524,594,664
         June 30, 1997 (Tangible)               $165,799,000     $330,335,330       $9,008,333       $505,142,664

                                                  Before          Net Cash        Tax Benefit (5)        After
5.       Pro Forma Assets                       Conversion        Proceeds       Of Contribution      Conversion
                                                ----------        --------       ---------------      ----------
         June 30, 1997                        $1,921,810,000     $330,335,330       $9,008,333     $2,261,153,664



(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.

(2) ESOP stock purchases are internally financed by a loan from the holding company.

(3) ESOP borrowings are amortized over l5 years, amortization expense is tax-effected at a 47.00 percent rate.

(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    47.00 percent.

(5) Reflects tax benefit of stock contribution to the Foundation.

                                   Exhibit 4
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Staten Island Savings Bank
                           At the Supermaximum Value






1.       Offering Proceeds                                                                                $440,833,330
         Less: Estimated Offering Expenses                                                                   7,607,000
                                                                                                             ---------
         Net Conversion Proceeds                                                                          $433,226,330


2.       Estimated Additional Income from Conversion Proceeds


         Net Conversion Proceeds                                                                          $433,226,330
         Less: Proceeds Invested in Non-Earning Fixed Assets                                                         0
         Less: Non-Cash Stock Purchases (1)                                                                 52,900,000
                                                                                                            ----------
         Net Proceeds Reinvested                                                                          $380,326,331
         Estimated not incremental rate of return                                                                3.12%
                                                                                                                 ----
         Earnings Increase                                                                                 $11,872,647
           Less: Estimated cost of ESOP borrowings (2)                                                               0
           Less: Amortization of ESOP borrowings (3)                                                         1,246,089
           Less: Recognition Plan Vesting (4)                                                                1,869,133
                                                                                                             ---------
         Net Earnings Increase                                                                              $8,757,425

                                                                                                Net
                                                                           Before             Earnings            After
3.       Pro Forma Earnings                                              Conversion           Increase          Conversion
                                                                         ----------           --------          ----------
         12 Months ended June 30, 1997 (reported)                       $22,394,000          $8,757,425       $31,151,425
         12 Months ended June 30, 1997 (core)                           $20,095,000          $8,757,425       $28,852,425


                                                       Before          Net Cash            Tax Benefit (5)       After
4.       Pro Forma Net Worth                         Conversion        Proceeds          Of Contribution       Conversion
                                                     ----------        --------          ---------------       ----------
         June 30, 1997                                $185,251,000     $380,326,331         $l0,359,583      $575,936,9l4
         June 30, 1997 (Tangible)                     $165,799,000     $380,326,331         $10,359,583      $556,484,914

                                                       Before          Net Cash            Tax Benefit (5)       After
5.       Pro Forma Assets                            Conversion        Proceeds          Of Contribution      Conversion
                                                     ----------        --------          ---------------      ----------
         June 30, 1997                              $l,921,810,000     $380,326,331         $10,359,583    $2,312,495,914



(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.

(2) ESOP stock purchases are internally financed by a loan from the holding company.

(3) ESOP borrowings are amortized over 15 years, amortization expense is tax-effected at a 47.00 percent rate.

(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    47.00 percent.

(5) Reflects tax benefit of stock contribution to the Foundation.

                                  EXHIBIT 5

                        Firm Qualifications Statement

[RP FINANCIAL, LC. LETTERHEAD]
                                                    FIRM QUALIFICATION STATEMENT

RP Financial provides financial and management consulting and valuation services to the financial services industry nationwide, particularly federally-insured financial institutions. RP Financial establishes long-term client relationships through its wide array of services, emphasis on quality and timeliness, hands-on involvement by our principals and senior consulting staff, and careful structuring of strategic plans and transactions. RP Financial's staff draws from backgrounds in consulting, regulatory agencies and investment banking, thereby providing our clients with considerable resources.

STRATEGIC AND CAPITAL PLANNING
RP Financial's strategic and capital planning services are designed to provide effective workable plans with quantifiable results. Through a program known as SAFE (Strategic Alternatives Financial Evaluations), RP Financial analyzes strategic options to enhance shareholder value or other established objectives. Our planning services involve conducting situation analyses; establishing mission statements, strategic goals and objectives; and identifying strategies for enhancement of franchise value, capital management and planning, earnings improvement and operational issues. Strategy development typically includes the following areas: capital formation and management, asset/liability targets, profitability, return on equity and market value of stock. Our proprietary financial simulation model provides the basis for evaluating the financial impact of alternative strategies and assessing the feasibility/compatibility of such strategies with regulations and/or other guidelines.

MERGER AND ACQUISITION SERVICES
RP Financial's merger and acquisition (M&A) services include targeting candidates and potential acquirors, assessing acquisition merit, conducting detailed due diligence, negotiating and structuring transactions, preparing merger business plans and financial simulations, rendering fairness opinions and assisting in implementing post-acquisition strategies. Through our financial simulations, comprehensive in-house data bases, valuation expertise and regulatory knowledge, RP Financial's M&A consulting focuses on structuring transactions to enhance shareholder returns.

VALUATION SERVICES
RP Financial's extensive valuation practice includes valuations for a variety of purposes including mergers and acquisitions, mutual-to-stock conversions, ESOPs, subsidiary companies, mark-to-market transactions, loan and servicing portfolios, non-traded securities, core deposits, FAS 107 (fair market value disclosure), FAS 122 (loan servicing rights) and FAS 123 (stock options). Our principals and staff are highly experienced in performing valuation appraisals which conform with regulatory guidelines and appraisal industry standards. RP Financial is the nation's leading valuation firm for mutual-to-stock conversions of thrift institutions.

OTHER CONSULTING SERVICES AND DATA BASES
RP Financial offers a variety of other services including branching strategies, feasibility studies and special research studies, which are complemented by our quantitative and computer skills. RP Financial's consulting services are aided by its in-house data base resources for commercial banks and savings institutions and proprietary valuation and financial simulation models.

YEAR 2000 SERVICES
RP Financial, through a relationship with a computer research and development company with a proprietary methodology, offers Year 2000 advisory and conversion services to financial institutions which are more cost effective and less disruptive than most other providers of such service.

RP Financial's Key Personnel (Years of Relevant Experience)

   Ronald S. Riggins, Managing Director (17)
   William E. Pommerening, Managing Director (13)
   Gregory E. Dunn, Senior Vice President (15)
   James P. Hennessey, Senior Vice President (12)
   James J. Oren, Vice President (10)